                                                                   EXHIBIT 10.28

                                THE CORPORATEPLAN
                               FOR RETIREMENT(SM)


                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN


                   NON-STANDARDIZED ADOPTION AGREEMENT NO. 001
                                  FOR USE WITH
                       FIDELITY BASIC PLAN DOCUMENT NO. 02




Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan


                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN


1.01     PLAN INFORMATION

         (a)      NAME OF PLAN:

                  This is the Thousand Trails, Inc. Employees Savings Trust (the "Plan")

         (b)      TYPE OF PLAN:

                  (1)      [ ]      401(k) Only

                  (2)      [X]      401(k) and Profit Sharing

                  (3)      [ ]      Profit Sharing Only

         (c)      ADMINISTRATOR NAME (IF NOT THE EMPLOYER):

                  --------------------------------------------------------------

                  Address:
                                     -------------------------------------------


                                     -------------------------------------------

                  Telephone Number:
                                     -------------------------------------------

                  The Administrator is the agent for service of legal process for the Plan.

         (d)      PLAN YEAR END (month/day): 12/31

         (e)      THREE DIGIT PLAN NUMBER:  001

         (f)      LIMITATION YEAR (check one):

                  (1)      [ ]      Calendar Year

                  (2)      [X]      Plan Year

                  (3)      [ ]      Other:
                                           -------------------------------------

         (g)      PLAN STATUS (check appropriate box(es)):

                  (1)      [ ]      New Plan Effective Date:
                                                            --------------------

                  (2)      [X]      Amendment Effective Date: 7/1/2002




Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001


                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                           This is (check one):

                           (A)      [ ]     an amendment and restatement of a
                                            Basic Plan Document No. 02 Adoption
                                            Agreement previously executed by the
                                            Employer; or

                           (B)      [X]     a conversion to a Basic Plan
                                            Document No. 02 Adoption Agreement.

                                    The original effective date of the Plan:
                                    7/1/1994

                  (3)      [ ]      This is an amendment and restatement of the
                                    Plan and the Plan was not amended prior to the effective date specified in Subsection
                                    1.01(g)(2) above to comply with the
                                    requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement.
                                    The provisions specified in the Snap Off
                                    Addendum are effective as of the dates
                                    specified in the Snap Off Addendum, which dates may be prior to the Amendment
                                    Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

                  (4)      [ ]      SPECIAL EFFECTIVE DATES - Certain
                                    provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective
                                    Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

                  (5)      [ ]      PLAN MERGER EFFECTIVE DATES. Certain plan(s)
                                    were merged into the Plan and certain
                                    provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates
                                    Addendum to the Adoption Agreement
                                    indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02     EMPLOYER

        (a)      EMPLOYER NAME:               Thousand Trails, Inc.
                                              ----------------------------------

                  Address:                    2711 LBJ Freeway
                                              Suite 200
                                              ----------------------------------

                                              Dallas, TX 75234
                                              ----------------------------------

                  Contact's Name:             Mr. David McCrum
                                              ----------------------------------

                  Telephone Number:           (972) 488-5120
                                              ----------------------------------

                 (1)      Employer's Tax Identification Number:   75-2138674
                                                                  --------------

                 (2)      Employer's fiscal year end:    6/30
                                                         -----------------------

                 (3)      Date business commenced:       1/1/1969
                                                         -----------------------

         (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):


                  Employer:                                       Tax ID:          Designation:
                  ---------                                       -------          ------------
                  Thousand Trails, Inc.                           75-2138671       Related (controlled group)
                  Carolina Landing Corporation                    64-0671029       Related (controlled group)



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  Cherokee Landing Corporation                    64-0671030       Related (controlled group)
                  Dixie Resort Corporation                        64-0443811       Related (controlled group)
                  Natchez Trace Wilderness Preserve Corporation   64-0661551       Related (controlled group)
                  Recreation Properties, Inc.                     64-0584108       Related (controlled group)
                  Western Fun Corporation                         64-0507825       Related (controlled group)
                  Thousand Trails Management Services, Inc        88-0291374       Related (controlled group)
                  Resort Parks International, Inc                 64-0605155       Related (controlled group)
                  National American Corporation                   64-0511406       Related (controlled group)
                  Leisure Time Resorts of America, Inc            91-1245505       Related (controlled group)

1.03     TRUSTEE

         (a)      TRUSTEE NAME:     Fidelity Management Trust Company
                  Address:          82 Devonshire Street
                                    Boston, MA 02109

1.04     COVERAGE

         ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

         (a)      AGE REQUIREMENT (check one):

                  (1)      [ ]      no age requirement.

                  (2)      [X]      must have attained age:  21.0 (NOT TO EXCEED
                                    21).

         (b)      ELIGIBILITY SERVICE REQUIREMENT

                  (1)      ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

                           (A)      [ ]     no Eligibility Service requirement.

                           (B)      [ ]     _______ (NOT TO EXCEED 11) months of
                                            Eligibility Service requirement (no
                                            minimum number Hours of Service can
                                            be required).

                           (C)      [X]     one year of Eligibility Service
                                            requirement (at least 1,000 Hours of
                                            Service are required during the
                                            Eligibility Computation Period).

                           (D)      [ ]     two years of Eligibility Service
                                            requirement (at least 1,000 Hours of
                                            Service are required during each
                                            Eligibility Computation Period). (DO
                                            NOT SELECT IF OPTION 1.01(b)(1),
                                            401(k) ONLY, IS CHECKED, UNLESS A
                                            DIFFERENT ELIGIBILITY SERVICE
                                            REQUIREMENT APPLIES TO DEFERRAL
                                            CONTRIBUTIONS UNDER OPTION
                                            1.04(b)(2).)

                                    NOTE: If the Employer selects the two year
                                    Eligibility Service requirement, then
                                    contributions subject to such Eligibility
                                    Service requirement must be 100% vested when made.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (2)      [ ]      SPECIAL ELIGIBILITY SERVICE REQUIREMENT FOR
                                    DEFERRAL CONTRIBUTIONS AND/OR MATCHING
                                    EMPLOYER CONTRIBUTIONS:

                           (A) The special Eligibility Service requirement applies to (check the appropriate box(es)):

                                    (i)     [ ]      Deferral Contributions.

                                    (ii)    [ ]      Matching Employer
                                                     Contributions.


                           (B) The special Eligibility Service requirement is: ______ (Fill in (A), (B), or (C) from Subsection 1.04(b)(1) above).

         (c)      ELIGIBLE CLASS OF EMPLOYEES (check one):

                  NOTE: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

                  (1)      [ ]      includes all Employees of the Employer.

                  (2)      [X]      includes all Employees of the Employer
                                    except for (check the appropriate box(es)):

                           (A)      [ ]     employees covered by a collective
                                            bargaining agreement.

                           (B)      [ ]     Highly Compensated Employees as
                                            defined in Code Section 414(q).

                           (C)      [X]     Leased Employees as defined in
                                            Subsection 2.01(cc).

                           (D)      [ ]     nonresident aliens who do not
                                            receive any earned income from the
                                            Employer which constitutes United
                                            States source income.

                           (E)      [X]     other: Independent Contractors

                                    NOTE: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan's satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

         (d)      THE ENTRY DATES SHALL BE (check one):

                  (1)      [ ]      immediate upon meeting the eligibility
                                    requirements specified in Subsections
                                    1.04(a), (b), and (c).

                  (2)      [ ]      the first day of each Plan Year and the
                                    first day of the seventh month of each Plan
                                    Year.

                  (3)      [X]      the first day of each Plan Year and the
                                    first day of the fourth, seventh, and tenth months of each Plan Year.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (4)      [ ]      the first day of each month.

                  (5)      [ ]      the first day of each Plan Year. (DO NOT
                                    SELECT IF THERE IS AN ELIGIBILITY SERVICE
                                    REQUIREMENT OF MORE THAN SIX MONTHS IN
                                    SUBSECTION 1.04(b) OR IF THERE IS AN AGE
                                    REQUIREMENT OF MORE THAN 20 1/2 IN
                                    SUBSECTION 1.04(a).)

         (e)      [ ]      SPECIAL ENTRY DATE(S) - In addition to the Entry
                           Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (SPECIAL
                           ENTRY DATES MAY ONLY BE SELECTED IF OPTION
                           1.04(b)(2), SPECIAL ELIGIBILITY SERVICE REQUIREMENT,
                           IS CHECKED. THE SAME ENTRY DATES MUST BE SELECTED FOR
                           CONTRIBUTIONS THAT ARE SUBJECT TO THE SAME
                           ELIGIBILITY SERVICE REQUIREMENTS.)

                  (1) The special Entry Date(s) shall apply to (check the appropriate box(es)):

                           (A)      [ ]     Deferral Contributions.

                           (B)      [ ]     Matching Employer Contributions.

                  (2)      The special Entry Date(s) shall be: ___ (Fill in (1),
                           (2), (3), (4), or (5) from Subsection 1.04(d) above).

         (f) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

                  (1)      [X]      no exceptions.

                  (2)      [ ]      Employees employed on the Effective Date in
                                    Subsection 1.01(g)(1) or (2) shall become
                                    Participants on that date.

                  (3)      [ ]      Employees who meet the age and service
                                    requirement(s) of Subsections 1.04(a) and
                                    (b) on the Effective Date in Subsection
                                    1.01(g)(1) or (2) shall become Participants on that date.

1.05     COMPENSATION

         COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SECTION 5.02, MODIFIED AS PROVIDED BELOW.

         (a) COMPENSATION EXCLUSIONS: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

                  (1)      [X]      No exclusions.

                  (2)      [ ]      Overtime Pay.

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (3)      [ ]      Bonuses.

                  (4)      [ ]      Commissions.

                  (5)      [ ]      The value of a qualified or a non-qualified
                                    stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                  (6)      [ ]      Severance Pay.

         (b)      SPECIAL COMPENSATION EXCLUSIONS FOR DETERMINING
                  EMPLOYER-PROVIDED CONTRIBUTIONS IN ARTICLE 5 (either (1) or
                  (2) may be selected, but not both):

                  (1)      [ ]      Compensation for purposes of determining
                                    Matching, Qualified Matching, and
                                    Nonelective Employer Contributions shall exclude: ____ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

                  (2)      [ ]      Compensation for purposes of determining
                                    Nonelective Employer Contributions only
                                    shall exclude: ____ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

                           NOTE: If the Employer selects Option (2), (3), (4),
                           (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

         (c) COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

                  (1)      [ ]      for the entire Plan Year.

                  (2)      [X]      for the portion of the Plan Year in which
                                    the Employee is eligible to participate in the Plan.

                           NOTE: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06     TESTING RULES

         (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28

                  (1)      [X]      CURRENT YEAR TESTING METHOD - The "ADP"
                                    or "ACP" of Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the same Plan Year. (MUST CHOOSE IF
                                    OPTION 1.10(a)(3), SAFE HARBOR MATCHING
                                    EMPLOYER CONTRIBUTIONS, OR OPTION
                                    1.11(a)(3), SAFE HARBOR FORMULA, WITH
                                    RESPECT TO NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS IS CHECKED.)

                  (2)      [ ]      PRIOR YEAR TESTING METHOD - The "ADP" or
                                    "ACP" of Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the immediately preceding Plan Year. (DO
                                    NOT CHOOSE IF OPTION 1.10(a)(3), SAFE HARBOR
                                    MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION
                                    1.11(a)(3), SAFE HARBOR FORMULA, WITH
                                    RESPECT TO NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS IS CHECKED.)

                  (3)      [ ]      Not applicable. (ONLY IF OPTION 1.01(b)(3),
                                    PROFIT SHARING ONLY, IS CHECKED OR OPTION
                                    1.04(c)(2)(B), EXCLUDING ALL HIGHLY
                                    COMPENSATED EMPLOYEES FROM THE ELIGIBLE
                                    CLASS OF EMPLOYEES, IS CHECKED.)

                  NOTE: Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

         (b) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the "ADP" and/or "ACP" test for such first Plan Year shall be applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

                  (1)      [ ]      The "ADP" and/or "ACP" test for the first
                                    Plan Year that the Plan permits Deferral
                                    Contributions or provides for either
                                    Employee or Matching Employer Contributions shall be applied assuming a 3% "ADP" and/or
                                    "ACP" for Non-Highly Compensated Employees.
                                    (DO NOT CHOOSE UNLESS PLAN USES PRIOR YEAR
                                    TESTING METHOD DESCRIBED IN SUBSECTION
                                    1.06(a)(2).)

         (c) HCE DETERMINATIONS: LOOK BACK YEAR - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

                  (1)      [ ]      CALENDAR YEAR DETERMINATION - The look
                                    back year shall be the calendar year
                                    beginning within the preceding Plan Year.
                                    (DO NOT CHOOSE IF THE PLAN YEAR IS THE
                                    CALENDAR YEAR.)

         (d) HCE DETERMINATIONS: TOP PAID GROUP ELECTION - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

                  (1)      [ ]      TOP PAID GROUP ELECTION - Employees with
                                    Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated
                                    Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

                  NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28

1.07     DEFERRAL CONTRIBUTIONS

         (a)     [X]       DEFERRAL CONTRIBUTIONS - Participants may elect to
                           have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code
                           Section 401(k).

                 (1) REGULAR CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.

                           NOTE: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

                           (A)     [ ]      Instead of specifying a percentage
                                            of Compensation, a Participant's
                                            salary reduction agreement may
                                            specify a dollar amount to be
                                            contributed each payroll period,
                                            provided such dollar amount does not
                                            exceed the maximum percentage of
                                            Compensation specified in Subsection
                                            1.07(a)(1) above.

                           (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                                    (i)     [ ]      as of the beginning of each
                                                     payroll period.

                                    (ii)    [ ]      as of the first day of each
                                                     month.

                                    (iii)   [X]      as of the next Entry
                                                     Date. (DO NOT SELECT IF
                                                     IMMEDIATE ENTRY IS ELECTED
                                                     WITH RESPECT TO DEFERRAL
                                                     CONTRIBUTIONS IN SUBSECTION
                                                     1.04(d) OR 1.04(e).)

                                    (iv)    [ ]      other. (Specify, but must
                                                     be at least once per Plan
                                                     Year)

                                                     ---------------------------

                                                     ---------------------------

                                    NOTE: Notwithstanding the Employer's
                                    election hereunder, if Option 1.10(a)(3),
                                    Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

                           (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                                    (i)     [ ]      the first day of the next
                                                     Plan Year.

                                    (ii)    [X]      any subsequent Entry Date.
                                                     (DO NOT SELECT IF IMMEDIATE
                                                     ENTRY IS ELECTED WITH
                                                     RESPECT TO DEFERRAL
                                                     CONTRIBUTIONS IN SUBSECTION
                                                     1.04(d) OR 1.04(e).)

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28

                                    (iii)   [ ]      other. (Specify, but must
                                                     be at least once per Plan
                                                     Year)

                                                     ---------------------------

                                                     ---------------------------

                  (2)      [X]      ADDITIONAL DEFERRAL CONTRIBUTIONS - The
                                    Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

                  (3)      [X]      BONUS CONTRIBUTIONS - The Employer may allow
                                    Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection
                                    1.05(a) must include bonuses if bonus
                                    contributions are permitted.

                           NOTE: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the "ADP" and/or "ACP" test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the "ADP" and/or "ACP" test.

1.08     EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

         (a)      [ ]      EMPLOYEE CONTRIBUTIONS - Either (1) Participants
                           will be permitted to contribute amounts to the Plan on an after-tax basis or (2) the Employer maintains frozen Employee Contributions Accounts (check one):

                  (1)      [ ]      FUTURE EMPLOYEE CONTRIBUTIONS - Participants
                                    may make voluntary, non-deductible,
                                    after-tax Employee Contributions pursuant to
                                    Section 5.04 of the Plan. (ONLY IF OPTION
                                    1.07(a), DEFERRAL CONTRIBUTIONS, IS
                                    CHECKED.)

                  (2)      [ ]      FROZEN EMPLOYEE CONTRIBUTIONS - Participants
                                    may not currently make after-tax Employee
                                    Contributions to the Plan, but the Employer does maintain frozen Employee Contributions
                                    Accounts.

1.09     QUALIFIED NONELECTIVE CONTRIBUTIONS

         (a) QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (B) as a flat dollar amount.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28

                  (1)      [ ]      Qualified Nonelective Employer Contributions
                                    shall be allocated to Participants as a
                                    percentage of the lowest paid Participant's
                                    "testing compensation", as defined in
                                    Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the "ADP" or "ACP" test. If any Qualified Nonelective
                                    Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED)

         (a)      [X]      BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

                  (1)      [ ]      NON-DISCRETIONARY MATCHING EMPLOYER
                                    CONTRIBUTIONS - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

                           NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

                           (A)      [ ]     Single Percentage Match: _____%

                           (B)      [ ]     Tiered Match:

                                    ___% of the first ___% of the Active
                                    Participant's Compensation contributed to the Plan,

                                    ___% of the next ____% of the Active
                                    Participant's Compensation contributed to the Plan,

                                    ___% of the next ____% of the Active
                                    Participant's Compensation contributed to the Plan.

                                    NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

                           (C)      [ ]     Limit on Non-Discretionary
                                            Matching Employer Contributions
                                            (check the appropriate box(es)):

                                    (i)     [ ]      Deferral Contributions in
                                                     excess of ____% of the
                                                     Participant's Compensation
                                                     for the period in question
                                                     shall not be considered for
                                                     non-discretionary Matching
                                                     Employer Contributions.

                                            NOTE: If the Employer elected a
                                            percentage limit in (i) above and
                                            requested the Trustee to account
                                            separately for matched and unmatched
                                            Deferral Contributions made to the
                                            Plan, the non-discretionary Matching
                                            Employer Contributions allocated to
                                            each Participant must be computed,
                                            and the percentage limit applied,
                                            based upon each payroll period.

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                                    (ii)    [ ]      Matching Employer
                                                     Contributions for each
                                                     Participant for each Plan
                                                     Year shall be limited to
                                                     $ _____.

                  (2)      [X]      DISCRETIONARY MATCHING EMPLOYER
                                    CONTRIBUTIONS - The Employer may make a
                                    basic Matching Employer Contribution on
                                    behalf of each Participant in an amount
                                    equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of
                                    Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period.
                                    The Board of Directors' Resolution (or
                                    Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                           (A)      [ ]     4% Limitation on Discretionary
                                            Matching Employer Contributions for
                                            Deemed Satisfaction of "ACP" Test -
                                            In no event may the dollar amount of
                                            the discretionary Matching Employer
                                            Contribution made on a Participant's
                                            behalf for the Plan Year exceed 4%
                                            of the Participant's Compensation
                                            for the Plan Year. (ONLY IF OPTION
                                            1.11(a)(3), SAFE HARBOR FORMULA,
                                            WITH RESPECT TO NONELECTIVE EMPLOYER
                                            CONTRIBUTIONS IS CHECKED.)

                  (3)      [ ]      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS
                                    - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula
                                    Options provided in the Safe Harbor Matching
                                    Employer Contribution Addendum to the
                                    Adoption Agreement and provides written
                                    notice each Plan Year to all Active
                                    Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test.

         (b)      [ ]      ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS - The
                           Employer may at Plan Year end make an additional
                           Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral
                           Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(a)(1) OR (3) IS
                           CHECKED.) The Board of Directors' Resolution (or
                           Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                  (1)      [ ]      4% LIMITATION ON ADDITIONAL MATCHING
                                    EMPLOYER CONTRIBUTIONS FOR DEEMED
                                    SATISFACTION OF "ACP" TEST - In no event may the dollar amount of the additional Matching
                                    Employer Contribution made on a
                                    Participant's behalf for the Plan Year
                                    exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION
                                    1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER
                                    CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE
                                    HARBOR FORMULA, WITH RESPECT TO NONELECTIVE
                                    EMPLOYER CONTRIBUTIONS IS CHECKED.)

                  NOTE: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

         (c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (1)      [ ]      each calendar month.

                  (2)      [ ]      each Plan Year quarter.

                  (3)      [ ]      each Plan Year.

                  (4)      [X]      each payroll period.

                  The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

         (d) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option
                  (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not
                  be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

                  (1)      [X]      No requirements.

                  (2)      [ ]      Is employed by the Employer or a Related
                                    Employer on the last day of the Contribution
                                    Period.

                  (3)      [ ]      Earns at least 501 Hours of Service during
                                    the Plan Year. (ONLY IF THE CONTRIBUTION
                                    PERIOD IS THE PLAN YEAR.)

                  (4)      [ ]      Earns at least 1,000 Hours of Service during
                                    the Plan Year. (ONLY IF THE CONTRIBUTION
                                    PERIOD IS THE PLAN YEAR.)

                  (5)      [ ]      Either earns at least 501 Hours of Service
                                    during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (ONLY IF THE
                                    CONTRIBUTION PERIOD IS THE PLAN YEAR.)

                  (6)      [ ]      Is not a Highly Compensated Employee for the
                                    Plan Year.

                  (7)      [ ]      Is not a partner or a member of the
                                    Employer, if the Employer is a partnership or an entity taxed as a partnership.

                  (8)      [ ]      Special continuing eligibility
                                    requirement(s) for additional Matching
                                    Employer Contributions. (ONLY IF OPTION
                                    1.10(b), ADDITIONAL MATCHING EMPLOYER
                                    CONTRIBUTIONS, IS CHECKED.)

                           (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: ___ (Fill in number of applicable eligibility requirement(s) from above.)

                  NOTE: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be FUNDED by the Employer AFTER the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3),

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

         (e)      [X]      QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - Prior to
                           making any Matching Employer Contribution hereunder
                           (other than a safe harbor Matching Employer
                           Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral
                           Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions.
                           Unless the additional eligibility requirement is selected below, Qualified Matching Employer
                           Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

                  (1)      [X]      To receive an allocation of Qualified
                                    Matching Employer Contributions a
                                    Participant must also be a Non-Highly
                                    Compensated Employee for the Plan Year.

                  NOTE: Qualified Matching Employer Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.

1.11     NONELECTIVE EMPLOYER CONTRIBUTIONS

         NOTE: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

         (a)      [ ]      FIXED FORMULA (An Employer may elect both the Safe
                           Harbor Formula and one of the other fixed formulas.
                           Otherwise, the Employer may only select one of the following.)

                  (1)      [ ]      FIXED PERCENTAGE EMPLOYER CONTRIBUTION - For
                                    each Plan Year, the Employer shall
                                    contribute for each eligible Active
                                    Participant an amount equal to ____% (NOT TO
                                    EXCEED 15% FOR PLAN YEARS BEGINNING PRIOR TO
                                    2002 AND 25% FOR PLAN YEARS BEGINNING ON OR
                                    AFTER JANUARY 1, 2002) of such Active
                                    Participant's Compensation.

                  (2)      [ ]      FIXED FLAT DOLLAR EMPLOYER CONTRIBUTION -
                                    The Employer shall contribute for each
                                    eligible Active Participant an amount equal to $_____.

                           The contribution amount is based on an Active Participant's service for the following period:

                           (A)      [ ]     Each paid hour.

                           (B)      [ ]     Each payroll period.

                           (C)      [ ]     Each Plan Year.

                           (D)      [ ]     Other:


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (3)      [ ]      SAFE HARBOR FORMULA - Effective only with
                                    respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer
                                    Contribution specified in the Safe Harbor
                                    Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, under certain circumstances, the "ACP" test) is deemed satisfied. Please complete the Safe Harbor
                                    Nonelective Employer Contribution Addendum to the Adoption Agreement. (CHOOSE ONLY IF
                                    OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS
                                    CHECKED.)

         (b)      [X]      DISCRETIONARY FORMULA - The Employer may decide each
                           Plan Year whether to make a discretionary Nonelective
                           Employer Contribution on behalf of eligible Active
                           Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active
                           Participants based upon the following (check (1) or (2)):

                  (1)      [X]      NON-INTEGRATED ALLOCATION FORMULA - In the
                                    ratio that each eligible Active
                                    Participant's Compensation bears to the
                                    total Compensation paid to all eligible
                                    Active Participants for the Plan Year.

                  (2)      [ ]      INTEGRATED ALLOCATION FORMULA - As (A) a
                                    percentage of each eligible Active
                                    Participant's Compensation plus (B) a
                                    percentage of each eligible Active
                                    Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active
                                    Participant's Compensation allocated under
                                    (A) above or the "permitted disparity limit" as defined below.

                           NOTE: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

                           "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

                           (A) _____% (NOT TO EXCEED 100%) of the Social Security taxable wage base for the Plan Year, or

                           (B) $_______ (NOT TO EXCEED THE SOCIAL SECURITY TAXABLE WAGE BASE).

                           "Permitted disparity limit" means the percentage provided by the following table:



                                   IF THE "INTEGRATION LEVEL" IS AT              BUT LESS THAN                 THE "PERMITTED
                                  LEAST ___% OF THE TAXABLE WAGE BASE             ___% OF THE                     DISPARITY
                                               WAGE BASE                       TAXABLE WAGE BASE                  LIMIT" IS
                                  -----------------------------------          -----------------               --------------

                                                   0%                                 20%                           5.7%


                                                  20%                                 80%                           4.3%


                                                  80%                                100%                           5.4%


                                                 100%                                 N/A                           5.7%

                           NOTE: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


         (c) CONTINUING ELIGIBILITY REQUIREMENT(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

                  (1)      [ ]      No requirements.

                  (2)      [ ]      Is employed by the Employer or a Related
                                    Employer on the last day of the Plan Year.

                  (3)      [ ]      Earns at least 501 Hours of Service during
                                    the Plan Year.

                  (4)      [X]      Earns at least 1,000 Hours of Service during
                                    the Plan Year.

                  (5)      [ ]      Either earns at least 501 Hours of Service
                                    during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

                  (6)      [ ]      Is not a Highly Compensated Employee for the
                                    Plan Year.

                  (7)      [ ]      Is not a partner or a member of the
                                    Employer, if the Employer is a partnership or an entity taxed as a partnership.

                  (8)      [ ]      Special continuing eligibility
                                    requirement(s) for discretionary Nonelective
                                    Employer Contributions. (ONLY IF BOTH
                                    OPTIONS 1.11(a) AND (b) ARE CHECKED.)

                           (A) The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: ___ (Fill in number of applicable eligibility requirement(s) from above.)

                  NOTE: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be FUNDED by the Employer AFTER the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or
                  (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12     EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

         [X] DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO ELIGIBILITY REQUIREMENTS - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13     RETIREMENT

         (a)      THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

                  (1)      [X]      age 65.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (2)      [ ]      age ___ (specify between 55 and 64).

                  (3)      [ ]      later of age ____ (NOT TO EXCEED 65) or the
                           fifth anniversary of the Participant's Employment Commencement Date.

         (b)      [ ]      THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE
                           MONTH AFTER THE PARTICIPANT ATTAINS AGE ___ (SPECIFY
                           55 OR GREATER) AND COMPLETES ___ YEARS OF VESTING
                           SERVICE.

                  NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

         (c)      [X]      A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN
                           SECTION 1.14, IS ELIGIBLE FOR DISABILITY RETIREMENT.

                  NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14     DEFINITION OF DISABLED

         A PARTICIPANT IS DISABLED IF HE/SHE (check the appropriate box(es)):

         (a)      [ ]      satisfies the requirements for benefits under the
                           Employer's long-term disability plan.

         (b)      [ ]      satisfies the requirements for Social Security
                           disability benefits.

         (c)      [X]      is determined to be disabled by a physician approved
                           by the Employer.

1.15     VESTING

         A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(a)(3) OR 1.11(a)(3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE(s) SELECTED BELOW, EXCEPT AS PROVIDED IN SUBSECTION 1.21(d) OR IN THE VESTING SCHEDULE ADDENDUM TO THE ADOPTION AGREEMENT.

         (a)      [ ]      YEARS OF VESTING SERVICE SHALL EXCLUDE:

                  (1)      [ ]      for new plans, service prior to the
                                    Effective Date as defined in Subsection
                                    1.01(g)(1).

                  (2)      [ ]      for existing plans converting from another
                                    plan document, service prior to the original
                                    Effective Date as defined in Subsection
                                    1.01(g)(2).

         (B)      VESTING SCHEDULE(S)

                  NOTE: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28


                  (1)  NONELECTIVE EMPLOYER CONTRIBUTIONS                (2)  MATCHING EMPLOYER CONTRIBUTIONS
                       (check one):                                           (check one):

                           (A)  [ ]  N/A - No Nonelective                       (A)  [ ]  N/A - No Matching
                                     Employer Contributions                               Employer Contributions

                           (B)  [ ]  100% Vesting immediately                   (B)  [ ]  100%Vesting immediately

                           (C)  [ ]  3 year cliff (see C below)                 (C)  [ ]  3 year cliff (see C below)

                           (D)  [ ]  5 year cliff (see D below)                 (D)  [ ]  5 year cliff (see D below)

                           (E)  [X]  6 year graduated (see E below)             (E)  [X]  6 year graduated (see E below)

                           (F)  [ ]  7 year graduated (see F below)             (F)  [ ]  7 year graduated (see F below)

                           (G)  [ ]  Other vesting                              (G)  [ ] Other vesting
                                     (complete G1 below)                                 (complete G2 below)


     YEARS OF
  VESTING SERVICE                                 APPLICABLE VESTING SCHEDULE(s)
--------------------     ------------------------------------------------------------------------------------------
                             C               D               E                F             G1               G2
                         ----------      ----------      ----------      ----------      ----------      ----------

             0                    0%              0%              0%              0%               %               %
                                                                                         ----------      ----------

             1                    0%              0%              0%              0%               %               %
                                                                                         ----------      ----------

             2                    0%              0%             20%              0%               %               %
                                                                                         ----------      ----------

             3                  100%              0%             40%             20%               %               %
                                                                                         ----------      ----------

             4                  100%              0%             60%             40%               %               %
                                                                                         ----------      ----------

             5                  100%            100%             80%             60%               %               %
                                                                                         ----------      ----------

             6                  100%            100%            100%             80%               %               %
                                                                                         ----------      ----------

         7 or more              100%            100%            100%            100%            100%            100%


         NOTE: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.


         NOTE: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.


(c)      [ ]      A VESTING SCHEDULE MORE FAVORABLE THAN THE VESTING SCHEDULE(s)
                  SELECTED ABOVE APPLIES TO CERTAIN PARTICIPANTS. Please complete the Vesting Schedule Addendum to the Adoption
                  Agreement.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



(d) APPLICATION OF FORFEITURES - If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

         (1)      [ ]      N/A - Either (A) no Matching Employer Contributions
                           are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer
                           Contributions under the Plan.

         (2)      [X]      applied to reduce Employer contributions.

         (3)      [ ]      allocated among the Accounts of eligible Participants
                           in the manner provided in Section 1.11. (ONLY IF
                           OPTION 1.11(a) OR (b) IS CHECKED.)

1.16     PREDECESSOR EMPLOYER SERVICE

         [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(b) AND VESTING IN SUBSECTION 1.15(b) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

         American Campgrounds, Inc.
         Logan Landing Corporation
         NACO Finance Corporation
         NACO West Acquisition Corporation
         NACO West Corporation of California
         NACO West Corporation of Oregon
         Resort Parks International, Inc.
         Southmark Corporation
         Yosemite Lakes Campeer Park, Inc.
         Leisure Time Resorts of America, Inc.
         (excluding service greater than 2 years)
         Beech Mountain Lakes Corporation
         Carriage Manor Corporation
         CB Resort Corporation
         Chief Creek Corporation
         Foxwood Corporation
         Indian Lakes Wilderness Preserve Corporation
         Jefferson Resort Corporation
         Lake Royale Corporation
         Lake Tansi Village, Inc.
         LML Resort Corporation
         NACO West Corporation of Washington
         Quail Hollow Plantation Corporation
         Quail Hollow Village, Inc.
         Recreation Land Corporation
         Resort Land Corporation
         Tansi Resort, Inc.
         The Kinston Corporation
         The Villas of Hickory Hills, Inc.
         Virginia Landing Corporation
         Westwind Manor Corporation
         Thousand Trails, Inc. (a WA corporation)




Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



         Wolf Run Manor Corporation

1.17     PARTICIPANT LOANS

         PARTICIPANT LOANS (check one):

         (a)      [X]      ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN
                           PROCEDURES OUTLINED IN THE SERVICE AGREEMENT.

         (b)      [ ]      ARE NOT ALLOWED.


1.18     IN-SERVICE WITHDRAWALS

         PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES (check the appropriate box(es)):

         (a)      [X]      HARDSHIP WITHDRAWALS - Hardship withdrawals from a
                           Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

         (b)      [ ]      AGE 59 1/2 - Participants shall be entitled to
                           receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2
                           (check one):

                  (1)      [ ]      Deferral Contributions Account.

                  (2)      [ ]      All vested account balances.

         (c)      WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER
                  CONTRIBUTIONS -

                  (1) Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with
                           Section 10.02 at any time.

                           (A)      [ ]      Employees may not make withdrawals
                                             of Employee Contributions more
                                             frequently than:

                                                                               .
                                             ----------------------------------


                  (2) Rollover Contributions may be withdrawn in accordance with Section 10.03 at any time.

         (d)      [ ]      PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS - Check if
                           the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

                  (1)      [ ]      an in-service withdrawal of vested employer
                                    contributions maintained in a Participant's
                                    Account (check (A) and/or (B)):

                           (A)      [ ]      for at least __________ (24 or
                                             more) months.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



                                    (i)      [ ]     Special restrictions
                                                     applied to such in-service
                                                     withdrawals under the
                                                     prior plan that the
                                                     Employer wishes to
                                                     continue under the Plan as
                                                     restated hereunder. Please
                                                     complete the Protected
                                                     In-Service Withdrawals
                                                     Addendum to the Adoption
                                                     Agreement identifying the
                                                     restrictions.

                           (B)      [ ]      after the Participant has at least
                                             60 months of participation.

                                    (i)      [ ]     Special restrictions
                                                     applied to such in-service
                                                     withdrawals under the prior
                                                     plan that the Employer
                                                     wishes to continue under
                                                     the Plan as restated
                                                     hereunder. Please complete
                                                     the Protected In-Service
                                                     Withdrawals Addendum to the
                                                     Adoption Agreement
                                                     identifying the
                                                     restrictions.

                  (2)      [ ]      another in-service withdrawal option that is
                                    a "protected benefit" under Code Section
                                    411(d)(6) or an in-service hardship
                                    withdrawal option not otherwise described in
                                    Section 1.18(a). Please complete the
                                    Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19     FORM OF DISTRIBUTIONS

         SUBJECT TO SECTION 13.01, 13.02 AND ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS PROVIDED BELOW. (Check the appropriate box(es) and, if any forms of payment selected in (b), (c) and/or (d) apply only to a specific class of Participants, complete Subsection (b) of the Forms of Payment Addendum.)

         (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan.

         (b)      [ ]      INSTALLMENT PAYMENTS - Participants may elect
                           distribution under a systematic withdrawal plan
                           (installments).

         (c)      [ ]      ANNUITIES (Check if the Plan is retaining any annuity
                           form(s) of payment.)

                  (1) An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or
                           (B), as applicable):

                           (A)      [ ]     As a result of the Plan's receipt
                                            of a transfer of assets from
                                            another defined contribution plan
                                            or pursuant to the Plan terms prior
                                            to the Amendment Effective Date
                                            specified in Section 1.01(g)(2),
                                            benefits were previously payable in
                                            the form of an annuity that the
                                            Employer elects to continue to be
                                            offered as a form of payment under
                                            the Plan.

                           (B)      [ ]     The Plan received a transfer of
                                            assets from a defined benefit plan
                                            or another defined contribution plan
                                            that was subject to the minimum
                                            funding requirements of Code Section
                                            412 and therefore an annuity form of
                                            payment is a protected benefit under
                                            the Plan in accordance with Code
                                            Section 411(d)(6).

                  (2)      The normal form of payment under the Plan is (check
                           (A) or (B)):

                           (A)      [ ]     A lump sum payment.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                                    (i)      Optional annuity forms of payment
                                             (check (I) and/or (II), as
                                             applicable). (MUST CHECK AND
                                             COMPLETE (I) IF A LIFE ANNUITY IS
                                             ONE OF THE OPTIONAL ANNUITY FORMS
                                             OF PAYMENT UNDER THE PLAN.)

                                             (I)   [ ]  A married
                                                        Participant who elects
                                                        an annuity form of
                                                        payment shall receive
                                                        a qualified joint and
                                                        % (AT LEAST 50%)
                                                        survivor annuity. An
                                                        unmarried Participant
                                                        shall receive a single
                                                        life annuity, unless a
                                                        different form of
                                                        payment is specified
                                                        below:


                                                        -----------------------


                                            (II)   [ ]  Other annuity form(s)
                                                        of payment. Please
                                                        complete Subsection
                                                        (a) of the Forms of
                                                        Payment Addendum
                                                        describing the other
                                                        annuity form(s) of
                                                        payment available
                                                        under the Plan.

                           (B)      [ ]      A life annuity (complete (i) and
                                             (ii) and check (iii) if
                                             applicable).

                                    (i)     The normal form for married
                                            Participants is a qualified joint
                                            and _____% (AT LEAST 50%) survivor
                                            annuity. The normal form for
                                            unmarried Participants is a single
                                            life annuity, unless a different
                                            annuity form is specified below:


                                            ------------------------------------


                                    (ii)    The qualified preretirement survivor
                                            annuity provided to a Participant's
                                            spouse is purchased with _____% (AT
                                            LEAST 50%) of the Participant's
                                            Account.

                                    (iii)   [ ]      Other annuity form(s)
                                                     of payment. Please complete
                                                     Subsection (a) of the Forms
                                                     of Payment Addendum
                                                     describing the other
                                                     annuity form(s) of payment
                                                     available under the Plan.

         (d)      [ ]      OTHER NON-ANNUITY FORM(S) OF PAYMENT - As a result of
                           the Plan's receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

                           -----------------------------------------------------

         (e)      [ ]      ELIMINATED FORMS OF PAYMENT NOT PROTECTED UNDER CODE
                           SECTION 411(d)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date. Please complete Subsection (c) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20     TIMING OF DISTRIBUTIONS



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




         EXCEPT AS PROVIDED IN SUBSECTION 1.20(a) OR (b) AND THE POSTPONED DISTRIBUTION ADDENDUM TO THE ADOPTION AGREEMENT, DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT'S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR.

         (a) REQUIRED COMMENCEMENT OF DISTRIBUTION - If a Participant does not elect to receive benefits as of an earlier date, as permitted under the Plan, distribution of a Participant's Account shall begin as of the Participant's Required Beginning Date.

         (b)      [ ]      POSTPONED DISTRIBUTIONS - Check if the Plan was
                           converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible
                           Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed
                           Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

                  NOTE: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant's 10th anniversary of participation in the Plan occurs, or (3) the Participant's employment terminates, whichever is latest.


1.21     TOP HEAVY STATUS

         (a) THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF ARTICLE 15 (check one):

                  (1)      [ ]      for each Plan Year, whether or not the Plan
                                    is a "top-heavy plan" as defined in
                                    Subsection 15.01(f).

                  (2)      [X]      for each Plan Year, if any, for which the
                                    Plan is a "top-heavy plan" as defined in Subsection 15.01(f).

                  (3)      [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS
                                    ONLY EMPLOYEES SUBJECT TO A COLLECTIVE
                                    BARGAINING AGREEMENT.)

         (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

                  (1)      [ ]      Interest rate: _________% per annum.

                  (2)      [ ]      Mortality table: _____________________.

                  (3)      [X]      Not applicable. (CHOOSE ONLY IF EITHER
                                    (A) PLAN COVERS ONLY EMPLOYEES SUBJECT TO A
                                    COLLECTIVE BARGAINING AGREEMENT OR (B)
                                    EMPLOYER DOES NOT MAINTAIN AND HAS NOT
                                    MAINTAINED ANY DEFINED BENEFIT PLAN DURING
                                    THE FIVE-YEAR PERIOD ENDING ON THE
                                    APPLICABLE "DETERMINATION DATE", AS DEFINED
                                    IN SUBSECTION 15.01(a).)

         (c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3.0 (3, 4, 5, OR 7 1/2)% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH SECTION
                  15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.21(c) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE BELOW:


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                  (1)      [ ]      The minimum Employer Contribution shall be
                                    paid under this Plan in any event.

                  (2)      [ ]      Another method of satisfying the
                                    requirements of Code Section 416. Please complete the 416 Contribution Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a "top-heavy plan".

                  (3)      [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS
                                    ONLY EMPLOYEES SUBJECT TO A COLLECTIVE
                                    BARGAINING AGREEMENT.)

                  NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

         (d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, THE FOLLOWING VESTING SCHEDULE SHALL APPLY INSTEAD OF THE SCHEDULE(S) ELECTED IN SUBSECTION 1.15(b) FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER (check one):

                  (1)      [ ]      Not applicable. (CHOOSE ONLY IF EITHER (A)
                                    PLAN PROVIDES FOR NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS AND THE SCHEDULE ELECTED IN
                                    SUBSECTION 1.15(b)(1) IS AT LEAST AS
                                    FAVORABLE IN ALL CASES AS THE SCHEDULES
                                    AVAILABLE BELOW OR (B) PLAN COVERS ONLY
                                    EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                                    AGREEMENT.)

                  (2)      [ ]      100% vested after __________ (NOT IN EXCESS
                                    OF 3) years of Vesting Service.

                  (3)      [X]      Graded vesting:

                                                                              VESTING                        MUST BE
                                       YEARS OF VESTING SERVICE              PERCENTAGE                      AT LEAST
                                       ------------------------              ----------                      --------
                                                  0                             0.00%                           0%

                                                  1                             0.00%                           0%

                                                  2                            20.00%                          20%

                                                  3                            40.00%                          40%

                                                  4                            60.00%                          60%

                                                  5                            80.00%                          80%

                                              6 or more                       100.00%                         100%

                           NOTE: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule in Subsection 1.15(b)(1) shall continue to apply even in Plan Years in which the Plan is a "top-heavy plan".


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





1.22     CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
         PLANS

         If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
         Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

         (a)      [ ]      OTHER ORDER FOR LIMITING ANNUAL ADDITIONS


1.23     INVESTMENT DIRECTION

         INVESTMENT DIRECTIONS - Participant Accounts shall be invested (check one):

         (a)      [ ]      in accordance with the investment directions provided
                           to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

         (b)      [X]      in accordance with the investment directions provided
                           to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

         (c)      [ ]      in accordance with the investment directions provided
                           to the Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

                  (1)      [ ]      Nonelective Employer Contributions

                  (2)      [ ]      Matching Employer Contributions

                           The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

1.24     RELIANCE ON OPINION LETTER

         An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

         This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 02. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25     PROTOTYPE INFORMATION:

         Name of Prototype Sponsor:         Fidelity Management & Research Company
         Address of Prototype Sponsor:      82 Devonshire Street
                                            Boston, MA  02109


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




         Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                                 EXECUTION PAGE
                                (FIDELITY'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______________ day of ______________________________, _________.


                           Employer:
                                       ---------------------------------------

                           By:
                                       ---------------------------------------

                           Title:
                                       ---------------------------------------




                           Employer:
                                       ---------------------------------------

                           By:
                                       ---------------------------------------

                           Title:
                                       ---------------------------------------



         Accepted by:

         Fidelity Management Trust Company, as Trustee


         By:                                                 Date:
                  -----------------------------------------       ------------

         Title:
                  -----------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______________ day of ______________________________, _________.


                           Employer:
                                       ---------------------------------------

                           By:
                                       ---------------------------------------

                           Title:
                                       ---------------------------------------




                           Employer:
                                       ---------------------------------------

                           By:
                                       ---------------------------------------

                           Title:
                                       ---------------------------------------



         Accepted by:

         Fidelity Management Trust Company, as Trustee


         By:                                                 Date:
                  -----------------------------------------       ------------

         Title:
                  -----------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28







                            AMENDMENT EXECUTION PAGE


         This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

         The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

             Section Amended                                  Page                                 Effective Date
------------------------------------------- ----------------------------------------- -----------------------------------------










         IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _______________ day of ______________________________,
         _________.



Employer:                                Employer:
          ---------------------------              ---------------------------


By:                                      By:
          ---------------------------              ---------------------------


Title:                                   Title:
          ---------------------------              ---------------------------


Accepted by:

Fidelity Management Trust Company, as Trustee


By:                                                 Date:
         -----------------------------------------       ------------

Title:
         -----------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                                    ADDENDUM

                           RE: SPECIAL EFFECTIVE DATES
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


         (a)      [ ]      SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The
                           following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:


                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------


         (b)      [ ]      PLAN MERGER EFFECTIVE DATES - The following plan(s)
                           were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

                  (1)      Name of merged plan:






                           Effective date:


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                  (2)      Name of merged plan:






                           Effective date:


                  (3)      Name of merged plan:






                           Effective date:


                  (4)      Name of merged plan:






                           Effective date:


                  (5)      Name of merged plan:






                           Effective date:


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                                    ADDENDUM

                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust

         (a)      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

                  NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

                  (1)      [ ]      100% of the first 3% of the Active
                                    Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active Participant's Compensation contributed to the Plan.

                           (A)      [ ]      Safe harbor Matching Employer
                                             Contributions shall not be made
                                             on behalf of Highly Compensated
                                             Employees.

                           NOTE: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.)

                  (2)      [ ]      Other Enhanced Match:

                           __________% of the first __________% of the Active
                           Participant's Compensation contributed to the plan,

                           __________% of the next __________% of the Active
                           Participant's Compensation contributed to the plan,

                           __________% of the next __________% of the Active
                           Participant's Compensation contributed to the plan.

                           NOTE: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

                           (A)      [ ]      Safe harbor Matching Employer
                                             Contributions shall not be made on
                                             behalf of Highly Compensated
                                             Employees.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                           (B)      [ ]      The formula specified
                                             above is also intended to satisfy
                                             the safe harbor contribution
                                             requirement for deemed
                                             satisfaction of the "ACP" test
                                             with respect to Matching Employer
                                             Contributions. (Employee
                                             Contributions must still be
                                             tested.)

                                    NOTE: To satisfy the safe harbor
                                    contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant's Compensation.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust

         (a)      SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION ELECTION

                  (1)      [ ]   For each Plan Year, the Employer shall
                                 contribute for each eligible Active
                                 Participant an amount equal to _____% (NOT LESS
                                 THAN 3% NOR MORE THAN 15%) of such Active
                                 Participant's Compensation.

                  (2)      [ ]   The Employer may decide each Plan Year
                                 whether to amend the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible
                                 Active Participant in an amount equal to at least 3% of such Active Participant's
                                 Compensation.

                           NOTE: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

                           (A)   [ ]    For the Plan Year beginning _____, the
                                        Employer shall contribute for each
                                        eligible Active Participant an
                                        amount equal to % (not less than
                                        3% nor more than 15%) of such
                                        Active Participant's Compensation.

                  NOTE: Safe harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

         (b)      [ ]      Safe harbor Nonelective Employer Contributions shall
                           not be made on behalf of Highly Compensated
                           Employees.

         (c)      [ ]      In conjunction with its election of the safe harbor
                           described above, the Employer has elected to make
                           Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                            Non-Std PS Plan
                                                                     12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                      RE: PROTECTED IN-SERVICE WITHDRAWALS
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


         (a) RESTRICTIONS ON IN-SERVICE WITHDRAWALS OF AMOUNTS HELD FOR SPECIFIED PERIOD - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(A) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------


         (b) RESTRICTIONS ON IN-SERVICE WITHDRAWALS BECAUSE OF PARTICIPATION IN PLAN FOR 60 OR MORE MONTHS - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(B) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

         (c)      [ ]      OTHER IN-SERVICE HARDSHIP WITHDRAWAL PROVISIONS -
                           In-service hardship withdrawals are permitted from a Participant's Deferral Contributions Account and the other sub-accounts specified below, subject to the conditions otherwise applicable to hardship withdrawals from a Participant's Deferral
                           Contributions Account:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





         (d)      [ ]      OTHER IN-SERVICE WITHDRAWAL PROVISIONS - In-service
                           withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                  (1)      [ ]      The following restrictions apply to a
                                    Participant's Account following an
                                    in-service withdrawal made pursuant to (d) above (CANNOT INCLUDE ANY MANDATORY
                                    SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                              RE: FORMS OF PAYMENT
                                       FOR



         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust

         (a) The following optional forms of annuity will continue to be offered under the Plan:


                  ------------------------------------------------

         (b)      The forms of payment described in Section 1.19(b), (c) and/or
                  (d) apply to the following class(es) of Participants:


                  ------------------------------------------------

                  NOTE: Please indicate if different classes of Participants are subject to different forms of payment.

         (c) The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

                  (1)      [ ]      INSTALLMENT PAYMENTS.

                  (2)      [ ]      ANNUITIES.

                           (A)      [ ]      The normal form of payment under
                                             the Plan was a lump sum and all
                                             optional annuity forms of payment
                                             not listed under Section
                                             1.19(c)(2)(A)(i) are eliminated.
                                             The eliminated forms of payment
                                             include the following:


                                             ---------------------------------

                           (B)      [ ]      The normal form of payment under
                                             the Plan was a life annuity and
                                             all annuity forms of payment not
                                             listed under Section 1.19(c)(2)(B)
                                             are eliminated. (COMPLETE (i) AND
                                             (ii) AND, IF APPLICABLE, (iii).)

                                             (i)   The normal form for
                                                   married Participants was
                                                   a qualified joint and _____%
                                                   (AT LEAST 50%) survivor
                                                   annuity. The normal form
                                                   for unmarried
                                                   Participants was a
                                                   single life annuity,
                                                   unless a different form
                                                   is specified below:


                                                  -------------------------

                                             (ii) The qualified preretirement
                                                  survivor annuity provided
                                                  to a Participant's spouse
                                                  was purchased with _____% (AT
                                                  LEAST 50%) of the
                                                  Participant's Account.

                                             (iii)The other annuity form(s)
                                                  of payment previously
                                                  available under the Plan
                                                  included the following:


                                                  -------------------------



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                  (3)      [ ]      OTHER NON-ANNUITY FORMS OF PAYMENT. All
                                    other non-annuity forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated. The eliminated non-annuity forms of payment include the following:


                                    -------------------------------------------

                  (4)      The form(s) of payment described in this Subsection
                           (c) will not be offered to Participants who have an Annuity Starting Date which occurs on or after ______ (CANNOT BE EARLIER THAN SEPTEMBER 6, 2000). Notwithstanding the date entered above, the forms of payment described in this Subsection (c) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                              RE: VESTING SCHEDULE
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


         (a)      MORE FAVORABLE VESTING SCHEDULE

                  (1) The following vesting schedule applies to the class of Participants described in (a)(2) below:


                           ---------------------------------------------------


                           ---------------------------------------------------


                           ---------------------------------------------------


                           ---------------------------------------------------


                  (2) The vesting schedule specified in (a)(1) above applies to the following class of Participants:


                           ---------------------------------------------------

         (b)      [ ]      ADDITIONAL VESTING SCHEDULE

                  (1) The following vesting schedule applies to the class of Participants described in (b)(2) below:


                           ---------------------------------------------------


                           ---------------------------------------------------


                           ---------------------------------------------------


                           ---------------------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                           ---------------------------------------------------


                  (2) The vesting schedule specified in (b)(1) above applies to the following class of Participants:


                           ---------------------------------------------------





Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                           RE: POSTPONED DISTRIBUTIONS
                                       FOR

PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


POSTPONEMENT OF CERTAIN DISTRIBUTIONS TO ELIGIBLE PARTICIPANTS - The types of distributions specified below to eligible Participants of their vested interests in their Accounts shall be postponed for the period also specified below:



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



Notwithstanding the foregoing, if the Employer selected an Early Retirement Age in Subsection 1.14(b) that is the later of an attained age or completion of a specified number of years of Vesting Service, any Participant who terminates employment on or after completing the required number of years of Vesting Service, but before attaining the required age shall be eligible to commence distribution of his vested interest in his Account upon attaining the required age.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                               RE: 415 CORRECTION
                                       FOR

PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


(a) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintains any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code
         Section 415:


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------


         -----------------------------------------------------------------------



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    ADDENDUM

                              RE: 416 CONTRIBUTION
                                       FOR

PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


(a) OTHER METHOD OF SATISFYING THE REQUIREMENTS OF 416 - If the Employer, or any employer required to be aggregated with the Employer under Code
         Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                                SNAP OFF ADDENDUM

                     RE: EFFECTIVE DATES FOR GUST COMPLIANCE
                                       FOR

         PLAN NAME: Thousand Trails, Inc. Employees Savings Trust


         Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Retirement Protection Act of 1994 ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97") and the Internal Revenue Service Restructuring and Reform Act of 1998 (collectively, "GUST"), the following provisions shall apply effective as of the dates set forth below:

         (a) THE FOLLOWING ELECTIONS WERE IN EFFECT FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1997 AND ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2):

                  (1) HCE DETERMINATIONS HISTORY - The Plan was operated in accordance with the provisions of Subsections 1.06(a) and 1.06(b), unless otherwise provided below.

                           (A)      [ ]      HCE DETERMINATIONS: LOOK BACK YEAR
                                             ELECTIONS - For the following Plan
                                             Year(s), the Plan was operated in
                                             accordance with a different look
                                             back year election as provided
                                             below:



                           (B)      [ ]      HCE DETERMINATIONS: TOP PAID GROUP
                                             ELECTIONS - For the following Plan
                                             Year(s), the Plan was operated in
                                             accordance with a different top
                                             paid group election as provided
                                             below:


                  (2) ADP/ACP TESTING METHODS HISTORY - The Plan was operated using the testing method shown in Subsection 1.06(a), unless otherwise provided below.

                  (A)      [ ]      For the following Plan Years, the Plan was
                                    operated in accordance with a different
                                    method as provided below:

                                    --------------------------------------------

                                    --------------------------------------------

         (3) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permitted Deferral Contributions or provided for either Employee or Matching Employer Contributions, occurred on or after January 1, 1997 but prior to the Effective Date specified in Subsection 1.01(g)(2), the "ADP" and/or "ACP" test for such first Plan Year was applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

                  (A)      [ ]


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                                    The "ADP" and/or "ACP" test for the first
                                    Plan Year that the Plan permitted Deferral
                                    Contributions or provided for either
                                    Employee or Matching Employer Contributions was applied assuming a 3% "ADP" and/or "ACP" for Non-Highly Compensated Employees.

         (b) THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES, EXCEPT AS OTHERWISE PROVIDED IN THE APPLICABLE SUBSECTION(S) (A):

                  (1) The definition of "Required Beginning Date" in Subsection 2.01(ss) is effective January 1, 1997.

                           (A)      [ ]   Later effective date applicable to
                                          the definition of Required
                                          Beginning Date in Subsection
                                          2.01(ss): _____ (CANNOT BE LATER THAN
                                          THE JANUARY 1 FOLLOWING THE DATE
                                          SPECIFIED IN SUBSECTION
                                             1.01(g)(2)).

                  (2) The elimination of all family aggregation rules is effective for Plan Years beginning on or after January 1, 1997.

                           (A)      [ ]   Later effective date applicable to
                                          elimination of family aggregation
                                          rules: _____ (CANNOT BE LATER THAN THE
                                          FIRST DAY OF THE PLAN YEAR IN
                                          WHICH THE DATE SPECIFIED IN
                                          SUBSECTION 1.01(g)(2) OCCURS).

                  (3)      The inclusion in Compensation for purposes of Code
                           Section 415 of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 125, 402(e)(3), 402(h), or 403(b), as provided in Subsection 6.12(d), is effective for Limitation Years beginning on or after January 1, 1998.

                           (A)      [ ]   Later effective date applies to
                                          modification of definition of
                                          Compensation for Code Section 415
                                          purposes: _____ (CANNOT BE LATER THAN
                                          THE FIRST DAY OF THE LIMITATION YEAR
                                          IN WHICH THE DATE SPECIFIED IN
                                          SUBSECTION 1.01(g)(2) OCCURS).

                  (4) The increase in the cash out limitation from $3,500 to $5,000 is effective the first day of the first Plan Year beginning after August 5, 1997.

                           (A)      [ ]   Later effective date applies to
                                          increase in cash out limitation:
                                          _____ (CANNOT BE LATER THAN THE DATE
                                          SPECIFIED IN SUBSECTION
                                          1.01(g)(2)).

                  (5) The elimination of the "look back" requirement for mandatory cashouts with respect to Participants whose Accounts are not subject to the requirements of
                           Section 14.04 shall be effective with respect to distributions made on or after March 22, 1999.

                           (A)      [ ]   Later effective date applies to
                                          elimination of look back
                                          requirement for mandatory
                                          cashouts: _____ (CANNOT BE LATER THAN
                                          THE DATE SPECIFIED IN SUBSECTION
                                          1.01(g)(2)).

                  (6) The exclusion from the definition of "eligible rollover distribution" in Subsection 13.04(c) of hardship withdrawals of Deferral Contributions made in accordance with the provisions of Section 10.05 or the Protected In-Service Withdrawal Addendum to the Adoption Agreement is effective for distributions made on or after January 1, 1999.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




                           (A)      [ ]   Later effective date applies to
                                          rollover treatment of hardship
                                          withdrawals of Deferral
                                          Contributions: ______ (CANNOT BE LATER
                                          THAN THE EARLIER OF JANUARY 1,
                                          2000 OR THE DATE SPECIFIED IN
                                          SUBSECTION 1.01(g)(2)).

         (c)      THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING
                  DATES:

                  (1) The inclusion in Compensation of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 132(f)(4) (the "132(f) Amendment"), as provided in Subsections 2.01(s) and 2.01(z) and Sections 5.02 and
                           15.03 is effective for Plan Years beginning on or after January 1, 2001, or, if earlier, the first day of the Plan Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Plan Year beginning on or after January 1, 1998.

                           The 132(f) Amendment, as provided in Subsection 6.12(d) is effective for Limitation Years beginning on or after January 1, 2001, or, if earlier, the first day of the Limitation Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Limitation Year beginning on or after January 1, 1998.

                  (2) The definition of "Highly Compensated Employee" in Subsection 2.01(z) is effective for Plan Years beginning on or after January 1, 1997.

                  (3) The definition of "Leased Employee" in Subsection 2.01(cc) is effective for Plan Years beginning on or after January 1, 1997.

                  (4) The change in the "maximum permissible amount", as defined in Subsection 6.01(r), to $30,000 adjusted for cost of living increases, is effective for Limitation Years beginning on or after January 1, 1995.

                  (5)      The rules for applying the "ADP" test, described in
                           Section 6.03, and the "ACP" test, described in
                           Section 6.06 are effective for Plan Years beginning on or after January 1, 1997.

                  (6) The rules for allocating and distributing "excess contributions", as provided in Section 6.04, and the rules for allocation, distribution and forfeiture of "excess aggregate contributions", as provided in
                           Section 6.07 are effective for Plan Years beginning on or after January 1, 1997.

                  (7) The 4% limitation on discretionary matching employer contributions in the event the Plan is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, if applicable, the "ACP" test) is deemed satisfied is effective only for Plan Years beginning on or after January 1, 2000.

                  (8)      The provisions of Section 18.03, regarding the Code
                           Section 401(a)(13)(C) and (D) exceptions to the nonalienability of benefits rules, apply to judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

                  (9) The provisions of Section 18.07, regarding veterans reemployment rights, are effective December 12, 1994.



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



(d) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY IN ACCORDANCE WITH THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT, EXCEPT AS OTHERWISE PROVIDED BELOW:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

(e) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE
         RELATED TO GUST SHALL APPLY TO ALL PLANS MERGED INTO   THE PLAN DURING
         THE PERIOD COVERED BY THIS ADDENDUM EXCEPT TO THE EXTENT ANY SUCH MERGED PLAN IS AMENDED TO PROVIDE OTHERWISE OR AS PROVIDED BELOW:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28




        THE CORPORATEPLAN FOR RETIREMENT(SM) (PROFIT SHARING/401(K) PLAN)

                         ADDENDUM TO ADOPTION AGREEMENT

                       FIDELITY BASIC PLAN DOCUMENT NO. 02

    RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 ("EGTRRA")
                                 AMENDMENTS FOR

PLAN NAME:  THOUSAND TRAILS, INC. EMPLOYEES SAVINGS TRUST

PREAMBLE

ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a) CATCH-UP CONTRIBUTIONS. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

         (1) [X] Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein, _______.

         (2)  [ ]  Catch-up contributions shall not apply.

         NOTE: The Employer must NOT select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b) PLAN LIMIT ON ELECTIVE DEFERRAL FOR PLANS PERMITTING CATCH-UP CONTRIBUTIONS. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

         For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless
         (b)(1) or (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in Section 1.07(a)(1) shall continue to apply unless and until the Employer's election in (b)(2) below, if any, provides for a change in the Plan Limit.

         (1) [ ] The Plan Limit set out in Section 1.07(a)(1) shall continue to apply on and after April 1, 2002.

         (2) [ ] The Plan Limit set out in Section 1.07(a)(1) shall continue to apply until __________ (cannot be before April 1, 2002), and the Plan Limit after that date shall be ____% of Compensation each payroll period.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



 (c) MATCHING EMPLOYER CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS. The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

         [ ] Notwithstanding anything in 2.01(l) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(1).


(d) VESTING OF MATCHING EMPLOYER CONTRIBUTIONS. Complete this section (d) only if the vesting schedule for Matching Employer Contributions under the Plan must be amended to comply with EGTRRA. This is the case if, in the absence of an amendment, the vesting schedule for Matching Employer Contributions would not be at least as rapid as Three-Year Cliff or Six-Year Graded Vesting, effective for Participants with at least one Hour of Service on or after the first Plan Year beginning after December 31, 2001, subject to the rule described in (2) below. Complete
         (d)(1) to specify the new vesting schedule; any vesting schedule changes must conform to the requirements of Section 16.04 of the Plan. Only complete (d)(2) if your Plan is maintained pursuant to a collective bargaining agreement ratified by June 7, 2001. Complete
         (d)(3) if the Employer wants to apply the vesting schedule selected in
         (d)(1) to only the portion of a Participant's accrued benefits derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001.

         (1) VESTING SCHEDULE FOR MATCHING EMPLOYER CONTRIBUTIONS. Unless the Employer checks the box in (d)(3) of this EGTRRA Amendments Addendum, the Vesting Schedule set forth below shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, regardless of the Plan Year for which such contributions are made, subject to the Employer's election of a later effective date as indicated in
              (d)(2) below:


         [ ]      100% Vesting immediately

         [ ]      3-Year Cliff (see C below)

         [X]      6-Year Graded (see E below)

         [ ] Other Vesting Schedule (complete G3 below, but must be at least as favorable as either C or E)



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28





                       APPLICABLE VESTING SCHEDULE
----------------------------------------------------------------------
             YEARS OF                  C            E            G3
          VESTING SERVICE
------------------------------- ------------ ------------ ------------

                 0                      0%          0%             %
                                                            -------

                 1                      0%          0%             %
                                                            -------

                 2                      0%         20%             %
                                                            -------

                 3                    100%         40%             %
                                                            -------

                 4                    100%         60%             %
                                                            -------

                 5                    100%         80%             %
                                                            -------

             6 or more                100%        100%          100%


(2) DELAYED EFFECTIVE DATE FOR PLANS SUBJECT TO COLLECTIVE BARGAINING. If the plan is maintained pursuant to one or more collective bargaining agreements ratified by June 7, 2001, the effective date for faster vesting of Matching Employer Contributions for Participants covered by such a collective bargaining agreement can be delayed by checking the box below and inserting the effective date, which is the first day of the first Plan Year beginning on or after the earlier of (i) January 1, 2006, or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 7, 2001), or January 1, 2002.

         [ ] The vesting schedule elected by the Employer in (d)(1) above shall apply to those Participants covered by a collective bargaining agreement(s) ratified by June 7, 2001, who have at least one Hour of Service on or after _________. Unless the Employer selects the box in (d)(3) below, the vesting schedule selected in (d)(1) above shall apply to the entire accrued benefit derived from Matching Employer Contributions of such Participants with an Hour of Service in a Plan Year beginning on or after the date specified herein. For all other Participants, the vesting schedule shall apply as of the date and in the manner described in (d)(1) and, where applicable, (d)(3).

(3) GRANDFATHERED APPLICATION OF PRIOR VESTING SCHEDULE. The Employer must check the box below only if the Employer wants to grandfather an existing vesting schedule and apply the vesting schedule that the Employer selected in (d)(1) above to only that portion of a Participant's accrued benefit derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001, (and/or for Plan Years beginning on or after the date specified in (d)(2), for any Participants subject to (d)(2), if selected by the Employer).

         [ ] The Vesting Schedule in (d)(1) above shall apply only to the portion of a Participant's accrued benefits derived from Matching Employer Contributions under the Plan in a Plan Year beginning after December 31, 2001, or such later date applicable to the Participant if specified in (d)(2) above.

(e) ROLLOVERS OF AFTER-TAX EMPLOYEE CONTRIBUTIONS TO THE PLAN. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

         [ ] Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.


Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28



(F) APPLICATION OF THE SAME DESK RULE. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

         [ ] Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein _________, a Participant's elective deferrals, qualified nonelective contributions and qualified matching contributions, if
                 applicable, and earnings       attributable to such amounts
                 shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after _________ (or, if no date is entered, regardless of when the severance occurred).



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                               AMENDMENT EXECUTION
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of ________________, ______.



EMPLOYER:                                 EMPLOYER:
          --------------------                      ----------------------------

By:                                       By:
        ----------------------                   -------------------------------

Title:                                    Title:
        ----------------------                   -------------------------------



ACCEPTED BY:  Fidelity Management Trust Company, as Trustee

By:                                       Date:
        ----------------------                   -------------------------------

Title:
        ----------------------





Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                                                   EXHIBIT 10.28






                               AMENDMENT EXECUTION
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of ________________, ______.



EMPLOYER:                                 EMPLOYER:
          --------------------                      ----------------------------

By:                                       By:
        ----------------------                   -------------------------------

Title:                                    Title:
        ----------------------                   -------------------------------


ACCEPTED BY:  Fidelity Management Trust Company, as Trustee

By:                                       Date:
        ----------------------                   -------------------------------

Title:
        ----------------------



Plan Number: 48514
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                               THE CORPORATEPLAN

                               FOR RETIREMENT(SM)


                       FIDELITY BASIC PLAN DOCUMENT NO. 02



The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.

                                THE CORPORATEPLAN
                               FOR RETIREMENT(SM)

                                                 Preamble.
                                        Article 1. Adoption Agreement.
                                           Article 2. Definitions.
2.01.     Definitions ......................................................................................1
2.02.     Pronouns ........................................................................................13
2.03.     Special Effective Dates .........................................................................13
                                            Article 3. Service.
3.01.     Crediting of Eligibility Service ................................................................13
3.02.     Re-Crediting of Eligibility Service Following Termination of
           Employment .....................................................................................13
3.03.     Crediting of Vesting Service ....................................................................13
3.04.     Application of Vesting Service to a Participant's Account Following
           a Break in Vesting Service .....................................................................14
3.05.     Service with Predecessor Employer ...............................................................14
3.06.     Change in Service Crediting .....................................................................14
                                           Article 4. Participation.
4.01.     Date of Participation ...........................................................................15
4.02.     Transfers Out of Covered Employment .............................................................15
4.03.     Transfers Into Covered Employment ...............................................................15
4.04.     Resumption of Participation Following Reemployment ..............................................16
                                           Article 5. Contributions.
5.01.     Contributions Subject to Limitations ............................................................16
5.02.     Compensation Taken into Account in Determining Contributions ....................................16
5.03.     Deferral Contributions ..........................................................................17
5.04.     Employee Contributions ..........................................................................17
5.05.     No Deductible Employee Contributions ............................................................17
5.06.     Rollover Contributions ..........................................................................17
5.07.     Qualified Nonelective Employer Contributions ....................................................18
5.08.     Matching Employer Contributions .................................................................20
5.09.     Qualified Matching Employer Contributions .......................................................20
5.10.     Nonelective Employer Contributions ..............................................................20
5.11.     Vested Interest in Contributions ................................................................22
5.12.     Time for Making Contributions ...................................................................23
5.13.     Return of Employer Contributions ................................................................24
                                       Article 6. Limitations on Contributions.
6.01.     Special Definitions .............................................................................24
6.02.     Code Section 402(g) Limit on Deferral Contributions .............................................32
6.03.     Additional Limit on Deferral Contributions ......................................................32
6.04.     Allocation and Distribution of "Excess Contributions" ...........................................33
6.05.     Reductions in Deferral Contributions to Meet Code Requirements...................................34
6.06.     Limit on Matching Employer Contributions and Employee Contributions .............................34
6.07.     Allocation, Distribution, and Forfeiture of "Excess Aggregate
           Contributions" .................................................................................35


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.
                                       i

6.08.     Aggregate Limit on "Contribution Percentage Amounts" and "Includable
           Contributions" .................................................................................36
6.09.     Income or Loss on Distributable Contributions ...................................................36
6.10.     Deemed Satisfaction of "ADP" Test ...............................................................37
6.11.     Deemed Satisfaction of "ACP" Test With Respect to Matching Employer
           Contributions ..................................................................................38
6.12.     Code Section 415 Limitations ....................................................................38
                                       Article 7. Participants' Accounts.
7.01.     Individual Accounts .............................................................................42
7.02.     Valuation of Accounts ...........................................................................42
                                     Article 8. Investment of Contributions.
8.01.     Manner of Investment ............................................................................42
8.02.     Investment Decisions ............................................................................42
8.03.     Participant Directions to Trustee ...............................................................44
                                          Article 9. Participant Loans.
9.01.     Special Definitions .............................................................................44
9.02.     Participant Loans ...............................................................................44
9.03.     Separate Loan Procedures ........................................................................44
9.04.     Availability of Loans ...........................................................................44
9.05.     Limitation on Loan Amount .......................................................................45
9.06.     Interest Rate ...................................................................................45
9.07.     Level Amortization ..............................................................................45
9.08.     Security ........................................................................................45
9.09.     Transfer and Distribution of Loan Amounts from Permissible
           Investments ....................................................................................46
9.10.     Default .........................................................................................46
9.11.     Effect of Termination Where Participant has Outstanding Loan
           Balance ........................................................................................46
9.12.     Deemed Distributions Under Code Section 72(p) ...................................................46
9.13.     Determination of Account Value Upon Distribution Where Plan Loan is
           Outstanding ....................................................................................47
                                        Article 10. In-Service Withdrawals.
10.01.     Availability of In-Service Withdrawals .........................................................47
10.02.     Withdrawal of Employee Contributions ...........................................................48
10.03.     Withdrawal of Rollover Contributions ...........................................................48
10.04.     Age 59 1/2 Withdrawals .........................................................................48
10.05.     Hardship Withdrawals ...........................................................................48
10.06.     Preservation of Prior Plan In-Service Withdrawal Rules .........................................49
10.07.     Restrictions on In-Service Withdrawals .........................................................51
10.08.     Distribution of Withdrawal Amounts .............................................................51
                                          Article 11. Right to Benefits.
11.01.     Normal or Early Retirement .....................................................................51
11.02.     Late Retirement ................................................................................51
11.03.     Disability Retirement ..........................................................................51
11.04.     Death ..........................................................................................52
11.05.     Other Termination of Employment ................................................................52
11.06.     Application for Distribution ...................................................................52
11.07.     Application of Vesting Schedule Following Partial Distribution .................................53


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.
                                       ii

11.08.    Forfeitures ....................................................................................53
11.09.    Application of Forfeitures .....................................................................53
11.10.    Reinstatement of Forfeitures ...................................................................54
11.11.    Adjustment for Investment Experience ...........................................................54
                                            Article 12. Distributions.
12.01.    Restrictions On Distributions ..................................................................55
12.02.    Timing of Distribution Following Retirement or Termination of
           Employment ....................................................................................55
12.03.    Participant Consent to Distribution ............................................................55
12.04.    Required Commencement of Distribution to Participants ..........................................56
12.05.    Required Commencement of Distribution to Beneficiaries .........................................56
12.06.    Whereabouts of Participants and Beneficiaries ..................................................57
                                         Article 13. Form of Distribution.
13.01.    Normal Form of Distribution Under Profit Sharing Plan ..........................................58
13.02.    Cash Out of Small Accounts .....................................................................59
13.03.    Minimum Distributions ..........................................................................59
13.04.    Direct Rollovers ...............................................................................60
13.05.    Notice Regarding Timing and Form of Distribution ...............................................61
13.06.    Determination of Method of Distribution ........................................................62
13.07.    Notice to Trustee ..............................................................................62
                               Article 14. Superseding Annuity Distribution Provisions
14.01.    Special Definitions ............................................................................62
14.02.    Applicability ..................................................................................63
14.03.    Annuity Form of Payment ........................................................................63
14.04.    "Qualified Joint and Survivor "Annuity" and "Qualified Preretirement
           Survivor Annuity" Requirements ................................................................64
14.05.    Waiver of the "Qualified Joint and Survivor Annuity" and/or
           "Qualified Preretirement Survivor Annuity" Rights .............................................65
14.06.    Spouse's Consent to Waiver .....................................................................65
14.07.    Notice Regarding "Qualified Joint and Survivor Annuity" ........................................66
14.08.    Notice Regarding "Qualified Preretirement Survivor Annuity" ....................................66
14.09.    Former Spouse ..................................................................................67
                                          Article 15. Top-heavy Provisions.
15.01.    Definitions ....................................................................................67
15.02.    Application ....................................................................................69
15.03.    Minimum Contribution ...........................................................................69
15.04.    Modification of Allocation Provisions to Meet Minimum Contribution
           Requirements ..................................................................................70
15.05.    Adjustment to the Limitation on Contributions and Benefits .....................................72
15.06.    Accelerated Vesting ............................................................................72
15.07.    Exclusion of Collectively-Bargained Employees ..................................................72
                                        Article 16. Amendment and Termination.
16.01.    Amendments by the Employer That Do Not Affect Prototype Status .................................73
16.02.    Amendments by the Employer That Affect Prototype Status ........................................73
16.03.    Amendment by the Mass Submitter Sponsor and the Prototype Sponsor ..............................73
16.04.    Amendments Affecting Vested and/or Accrued Benefits ............................................74
16.05.    Retroactive Amendments Made by Mass Submitter or Prototype Sponsor..............................74


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.
                                       iii

16.06.    Termination ....................................................................................74
16.07.    Distribution Upon Termination of the Plan ......................................................75
16.08.    Merger or Consolidation of Plan; Transfer of Plan Assets .......................................75
                       Article 17. Amendment and Continuation of Prior Plan; Transfer of Funds
                                          to or from Other Qualified Plans.
17.01.    Amendment and Continuation of Prior Plan .......................................................75
17.02.    Transfer of Funds from an Existing Plan ........................................................76
17.03.    Acceptance of Assets by Trustee ................................................................78
17.04.    Transfer of Assets from Trust ..................................................................78
                                             Article 18. Miscellaneous.
18.01.    Communication to Participants ..................................................................79
18.02.    Limitation of Rights ...........................................................................80
18.03.    Nonalienability of Benefits ....................................................................80
18.04.    Qualified Domestic Relations Orders Procedures .................................................80
18.05.    Additional Rules for Paired Plans ..............................................................81
18.06.    Application of Plan Provisions in Multiple Employer Plans ......................................81
18.07.    Veterans Reemployment Rights ...................................................................82
18.08.    Facility of Payment ............................................................................82
18.09.    Information Between Employer and Trustee .......................................................82
18.10.    Effect of Failure to Qualify Under Code ........................................................82
18.11.    Directions, Notices and Disclosure .............................................................82
18.12.    Governing Law ..................................................................................83
                                          Article 19. Plan Administration.
19.01.    Powers and Responsibilities of the Administrator ...............................................83
19.02.    Nondiscriminatory Exercise of Authority ........................................................83
19.03.    Claims and Review Procedures ...................................................................84
19.04.    Named Fiduciary ................................................................................84
19.05.    Costs of Administration ........................................................................84
                                            Article 20. Trust Agreement.
20.01.    Acceptance of Trust Responsibilities ...........................................................85
20.02.    Establishment of Trust Fund ....................................................................85
20.03.    Exclusive Benefit ..............................................................................85
20.04.    Powers of Trustee ..............................................................................85
20.05.    Accounts .......................................................................................87
20.06.    Approval of Accounts ...........................................................................87
20.07.    Distribution from Trust Fund ...................................................................88
20.08.    Transfer of Amounts from Qualified Plan ........................................................88
20.09.    Transfer of Assets from Trust ..................................................................88
20.10.    Separate Trust or Fund for Existing Plan Assets ................................................88
20.11.    Self-Directed Brokerage Option .................................................................89
20.12.    Employer Stock Investment Option ...............................................................90
20.13.    Voting; Delivery of Information ................................................................96
20.14.    Compensation and Expenses of Trustee ...........................................................96
20.15.    Reliance by Trustee on Other Persons ...........................................................97
20.16.    Indemnification by Employer ....................................................................97
20.17.    Consultation by Trustee with Counsel ...........................................................97
20.18.    Persons Dealing with the Trustee ...............................................................98
20.19.    Resignation or Removal of Trustee ..............................................................98


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.
                                       iv

20.20.    Fiscal Year of the Trust ........................................................................98
20.21.    Discharge of Duties by Fiduciaries ..............................................................98
20.22.    Amendment .......................................................................................98
20.23.    Plan Termination ................................................................................99
20.24.    Permitted Reversion of Funds to Employer ........................................................99
20.25.    Governing Law ...................................................................................99


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.

PREAMBLE.

This prototype plan consists of three parts: (1) an Adoption Agreement that is a separate document incorporated by reference into this Basic Plan Document; (2) this Basic Plan Document; and (3) a Trust Agreement that is a part of this Basic Plan Document and is found in Article 20. Each part of the prototype plan contains substantive provisions that are integral to the operation of the plan. The Adoption Agreement is the means by which an adopting Employer elects the optional provisions that shall apply under its plan. The Basic Plan Document describes the standard provisions elected in the Adoption Agreement. The Trust Agreement describes the powers and duties of the Trustee with respect to plan assets.

The prototype plan is intended to qualify under Code Section 401(a). Depending upon the Adoption Agreement completed by an adopting Employer, the prototype plan may be used to implement a money purchase pension plan, a profit sharing plan, or a profit sharing plan with a cash or deferred arrangement intended to qualify under Code Section 401(k).

ARTICLE 1. ADOPTION AGREEMENT.

ARTICLE 2. DEFINITIONS.

2.01. DEFINITIONS. Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

     (a) "ACCOUNT" means an account established for the purpose of recording any contributions made on behalf of a Participant and any income, expenses, gains, or losses incurred thereon. The Administrator shall establish and maintain sub-accounts within a Participant's Account as necessary to depict accurately a Participant's interest under the Plan.

     (b) "ACTIVE PARTICIPANT" means any Eligible Employee who has met the requirements of Article 4 to participate in the Plan and who may be entitled to receive allocations under the Plan.

     (c) "ADMINISTRATOR" means the Employer adopting this Plan, as listed in Subsection 1.02(a) of the Adoption Agreement, or any other person designated by the Employer in Subsection 1.01(c) of the Adoption Agreement.

     (d) "ADOPTION AGREEMENT" means Article 1, under which the Employer establishes and adopts, or amends the Plan and Trust and designates the optional provisions selected by the Employer, and the Trustee accepts its responsibilities under Article 20. The provisions of the Adoption Agreement shall be an integral part of the Plan.

     (e) "ANNUITY STARTING DATE" means the first day of the first period for which an amount is payable as an annuity or in any other form permitted under the Plan.


The CORPORATEplan for Retirement(SM)                      Basic Plan Document 02
                                                                       12/5/2001

                                (C)2001 FMR Corp.
                              All rights reserved.

     (f) "BASIC PLAN DOCUMENT" means this Fidelity prototype plan document, qualified with the National Office of the Internal Revenue Service as Basic Plan Document No. 02.

     (g) "BENEFICIARY" means the person or persons (including a trust) entitled under Section 11.04 or 14.04 to receive benefits under the Plan upon the death of a Participant; provided, however, that for purposes of Section
     13.03 such term shall be applied in accordance with Code Section 401(a)(9) and the regulations thereunder.

     (h) "BREAK IN VESTING SERVICE" means a 12-consecutive-month period beginning on an Employee's Severance Date or any anniversary thereof in which the Employee is not credited with an Hour of Service.

            Notwithstanding the foregoing, the following special rules apply in determining whether an Employee who is on leave has incurred a Break in Vesting Service:

            (1) If an individual is absent from work because of "maternity/ paternity leave" beyond the first anniversary of his Severance Date, the 12-consecutive-month period beginning on the individual's Severance Date shall not constitute a Break in Vesting Service. For purposes of this paragraph, "maternity/paternity leave" means a leave of absence (A) by reason of the pregnancy of the individual,
            (B) by reason of the birth of a child of the individual, (C) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (D) for purposes of caring for a child for the period beginning immediately following such birth or placement.

            (2) If an individual is absent from work because of "FMLA leave" and returns to employment with the Employer or a Related Employer following such "FMLA leave", he shall not incur a Break in Vesting Service during any 12-consecutive-month period beginning on his Severance Date or anniversaries thereof in which he is absent because of such "FMLA leave". For purposes of this paragraph, "FMLA leave" means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

     (i) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (j) "COMPENSATION" means wages as defined in Code Section 3401(a) and all other payments of compensation to an Eligible Employee by the Employer (in the course of the Employer's trade or business) for services to the Employer while employed as an Eligible Employee for which the Employer is required to furnish the Eligible Employee a written statement under Code Sections 6041(d) and 6051(a)(3). Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
     Section 3401(a)(2))


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            For any Self-Employed Individual, Compensation means Earned Income;
     provided, however, that if the Employer elects to exclude specified items from Compensation, such Earned Income shall be adjusted in a similar manner so that it is equivalent under regulations issued under Code Section 414(s) to Compensation for Participants who are not Self-Employed Individuals.

            Compensation shall generally be based on the amount actually paid to the Eligible Employee during the Plan Year or, for purposes of Articles 5 and Article 15 if so elected by the Employer in Subsection 1.05(c) of the Adoption Agreement, during that portion of the Plan Year during which the Eligible Employee is an Active Participant. Notwithstanding the preceding sentence, Compensation for purposes of Section 6.12 (Code Section 415 Limitations) shall be based on the amount actually paid or made available to the Participant during the Limitation Year.

            If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, Compensation for such initial Plan Year shall be determined as follows:

            (1) If the Plan is a profit sharing plan, for purposes of allocating Nonelective Employer Contributions under Section 1.11 of the Adoption Agreement (other than Nonelective Employer Contributions made in accordance with the Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement) and determining Highly Compensated Employees under Subsection 2.01(z), the initial Plan Year shall be the 12-month period ending on the last day of the Plan Year.

            (2) For purposes of Section 6.12 (Code Section 415 Limitations) where the Limitation Year is based on the Plan Year, the Limitation Year shall be the 12-month period ending on the last day of the Plan Year.

            (3) For all other purposes, the initial Plan Year shall be the period from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of the initial Plan Year.

            The annual Compensation of each Active Participant taken into account for determining benefits provided under the Plan for any determination period shall not exceed the annual Compensation limit under Code Section 401(a)(17) as in effect on the first day of the determination period. This limit shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B);
     provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for determination periods beginning in such calendar year. If a Plan determines Compensation over a determination period that contains fewer than 12 calendar months (a "short determination period"), then the Compensation limit for such "short determination period" is equal to the Compensation limit for the calendar year in which the "short determination period" begins multiplied by the ratio obtained by dividing the number of full months in the "short determination period" by 12; provided, however, that such proration shall not


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     apply if there is a "short determination period" because (i) the Employer elected in Subsection 1.05(c) of the Adoption Agreement to determine contributions based only on Compensation paid during the portion of the Plan Year during which an individual was an Active Participant, (ii) an Employee is covered under the Plan less than a full Plan Year, or (iii) Deferral Contributions and/or Matching Employer Contributions are contributed for each pay period during the Plan Year and are based on Compensation for that pay period.

     (k) "CONTRIBUTION PERIOD" means the period for which Matching Employer and Nonelective Employer Contributions are made and calculated. The Contribution Period for additional Matching Employer Contributions, as described in Subsection 1.10(b) of the Adoption Agreement and Nonelective Employer Contributions is the Plan Year. The Contribution Period for basic Matching Employer Contributions, as described in Subsection 1.10(a)of the Adoption Agreement, is the period specified by the Employer in Subsection 1.10(c) of the Adoption Agreement.

     (1) "DEFERRAL CONTRIBUTION" means any contribution made to the Plan by the Employer in accordance with the provisions of Section 5.03.

     (m) "EARLY RETIREMENT AGE" means the early retirement age specified in Subsection 1.13(b) of the Adoption Agreement, if any.

     (n) "EARNED INCOME" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that net earnings shall be determined with regard to the deduction allowed under Code Section 164(f), to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Code Section 404.

     (o) "EFFECTIVE DATE" means the effective date specified by the Employer in Subsection 1.01(g)(1) or (2) of the Adoption Agreement with respect to the Plan, if this is a new plan, or with respect to the amendment and restatement, if this is an amendment and restatement of the Plan. The Employer may select special Effective Dates with respect to specified Plan provisions, as set forth in Section (a) of the Special Effective Dates Addendum to the Adoption Agreement. In the event that another plan is merged into and made a part of the Plan, the effective date of the merger shall be reflected in Section (b) of the Special Effective Dates Addendum to the Adoption Agreement.

     If this is an amendment and restatement of the Plan, and the Plan was not amended prior to the effective date specified by the Employer in Subsection 1.01(g)(2) of the Adoption Agreement to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement, the

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     effective dates specified in such Snap Off Addendum shall apply with respect to those provisions specified therein. Such effective dates may be earlier than the date specified in Subsection 1.01(g)(2) of the Adoption Agreement.

     (p) "ELIGIBILITY COMPUTATION PERIOD" means each 12-consecutive-month period beginning with an Employee's Employment Commencement Date and each anniversary thereof or, in the case of an Employee who terminates employment with the Employer and all Related Employers before completing the eligibility requirements set forth in Subsection 1.04(b) of the Adoption Agreement and thereafter returns to the employ of the Employer or a Related Employer, each 12-consecutive-month period beginning with his Reemployment Commencement Date and each anniversary thereof.

     (q) "ELIGIBILITY SERVICE" means an Employee's service that is taken into account in determining his eligibility to participate in the Plan as may be required under Subsection 1.04(b) of the Adoption Agreement. Eligibility Service shall be credited in accordance with Article 3.

     (r) "ELIGIBLE EMPLOYEE" means any Employee of the Employer who is in the class of Employees eligible to participate in the Plan. The Employer must specify in Subsection 1.04(c) of the Adoption Agreement any Employee or class of Employees not eligible to participate in the Plan. If Article 1 of the Employer's Plan is a Non-Standardized Adoption Agreement, regardless of the Employer's selection in Subsection 1.04(c) of the Adoption Agreement, the following Employees are automatically excluded from eligibility to participate in the Plan:

            (1) any individual who is a signatory to a contract, letter of agreement, or other document that acknowledges his status as an independent contractor not entitled to benefits under the Plan or who is not otherwise classified by the Employer as a common law employee and with respect to whom the Employer does not withhold income taxes and file Form W-2 (or any replacement Form), with the Internal Revenue Service and does not remit Social Security payments to the Federal government, even if such individual is later adjudicated to be a common law employee; and

            (2) any Employee who is a resident of Puerto Rico.

            If the Employer elects to exclude collective bargaining employees from the eligible class, the exclusion applies to any Employee of the Employer included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, unless the collective bargaining agreement requires the Employee to be covered under the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

            If the Employer does not elect to exclude Leased Employees from the eligible class, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer

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     shall be treated as provided by the Employer and there shall be no duplication of benefits under this Plan.

     (s) "EMPLOYEE" means any common law employee of the Employer or a Related Employer, any Self-Employed Individual, and any Leased Employee. Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee if Leased Employees do not constitute more than 20 percent of the Employer's non-highly compensated work-force (taking into account all Related Employers) and the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization and providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined for purposes of Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from gross income under Code Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b), (2) full and immediate vesting, and (3) immediate participation by each employee of the leasing organization.

     (t) "EMPLOYEE CONTRIBUTION" means any after-tax contribution made by an Active Participant to the Plan.

     (u) "EMPLOYER" means the employer named in Subsection 1.02(a) of the Adoption Agreement and any Related Employer included as an Employer under this Subsection 2.01(u). If Article 1 of the Employer's Plan is a Standardized Adoption Agreement, the term "Employer" includes all Related Employers; provided, however, that if an employer becomes a Related Employer as a result of an asset or stock acquisition, merger or other similar transaction, the term "Employer" shall not include such employer for periods prior to the earlier of (1) the date as of which Subsection 1.02(b) of the Adoption Agreement is amended to name such employer or (2) the first day of the second Plan Year beginning after the date of such transaction. If Article 1 of the Employer's Plan is a Non-Standardized Adoption Agreement, the term "Employer" includes only those Related Employers designated in Subsection 1.02(b) of the Adoption Agreement.

            If the organization or other entity named in the Adoption Agreement is a sole proprietor or a professional corporation and the sole proprietor of such proprietorship or the sole shareholder of the professional corporation dies, then the legal representative of such sole proprietor or shareholder shall be deemed to be the Employer until such time as, through the disposition of such sole proprietor's or sole shareholder's estate or otherwise, any organization or other entity succeeds to the interests of the sole proprietor in the proprietorship or the sole shareholder in the professional corporation. The legal representative of a sole proprietor or shareholder shall be (1) the person appointed as such by the sole proprietor or shareholder prior to his death under a legally enforceable power of attorney, or, if none, (2) the executor or administrator of the sole proprietor's or shareholder's estate.

            If one of the Employers designated in Subsection 1.02(b) of the Adoption Agreement is not a Related Employer, the term "Employer" includes such unRelated Employer and the provisions of Section 18.06 shall apply.

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     (v) "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service.

     (w) "ENTRY DATE" means the date specified by the Employer in Subsection 1.04(d) or (e) of the Adoption Agreement as of which an Eligible Employee who has met the applicable eligibility requirements begins to participate in the Plan. The Employer may specify different Entry Dates for purposes of eligibility to participate in the Plan by (1) making Deferral Contributions and (2) receiving allocations of Matching and/or Nonelective Employer Contributions.

     (x) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

     (y) "FUND SHARE" means the share, unit, or other evidence of ownership in a Permissible Investment.

     (z) "HIGHLY COMPENSATED EMPLOYEE" means both highly compensated active Employees and highly compensated former Employees.

            A highly compensated active Employee includes any Employee who performs service for the Employer during the "determination year" and who
     (1) at any time during the "determination year" or the "look-back year" was a five percent owner or (2) received Compensation from the Employer during the "look-back year" in excess of $80,000 (as adjusted pursuant to Code
     Section 415(d)) and, if elected by the Employer in Section 1.06 of the Adoption Agreement, was a member of the top-paid group for such year.

            For this purpose, the "determination year" shall be the Plan Year. The "look-back year" shall be the twelve-month period immediately preceding the "determination year", unless the Employer has elected in Section 1.06 of the Adoption Agreement to make the "look-back year" the calendar year beginning within the preceding Plan Year.

            A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the "determination year", performs no service for the Employer during the "determination year", and was a highly compensated active Employee for either the separation year or any "determination year" ending on or after the Employee's 55th birthday, as determined under the rules in effect for determining Highly Compensated Employees for such separation year or "determination year".

            The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, shall be made in accordance with Code Section 414(q) and the Treasury Regulations issued thereunder.

            For purposes of this Subsection 2.01(z), Compensation shall include amounts that are not includable in the gross income of an Employee under a

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     salary reduction agreement by reason of the application of Code Section
     125, 132(f)(4), 402(e)(3), 402(h), or 403(b)

     (aa) "HOUR OF SERVICE", with respect to any individual, means:

            (1) Each hour for which the individual is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the individual for the Eligibility Computation Period in which the duties were performed;

            (2) Each hour for which the individual is directly or indirectly paid, or entitled to payment, by the Employer or a Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the individual for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                  (A) No more than 501 Hours of Service shall be credited under this paragraph (2) on account of any single continuous period during which the individual performs no duties, unless the individual performs no duties because of military duty, the individual's employment rights are protected by law, and the individual returns to employment with the Employer or a Related Employer during the period that his employment rights are protected under Federal law;

                  (B) Hours of Service shall not be credited under this paragraph (2) for a payment which solely reimburses the individual for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

                  (C) If the period during which the individual performs no duties falls within two or more Eligibility Computation Periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Eligibility Computation Periods on any reasonable basis consistently applied with respect to similarly situated individuals;

            (3) Each hour not counted under paragraph (1) or (2) for which he would have been scheduled to work for the Employer or a Related Employer during the period that he is absent from work because of military duty, provided the individual's employment rights are protected under Federal law and the individual returns to work with the Employer or a Related Company during the period that his employment rights are protected, each such

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            hour to be credited to the individual for the Eligibility
            Computation Period for which he would have been scheduled to work;
            and

            (4) Each hour not counted under paragraph (1), (2), or (3) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, shall be credited to the individual for the Eligibility Computation Period to which the award or agreement pertains rather than the Eligibility Computation Period in which the award, agreement, or payment is made.

            For purposes of paragraphs (2) and (4) above, Hours of Service shall be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations, which are incorporated herein by reference.

            Notwithstanding any other provision of this Subsection to the contrary, the Employer may elect to credit Hours of Service in accordance with any of the equivalencies set forth in paragraphs (d), (e), or (f) of Department of Labor Regulations Section 2530.200b-3.

     (bb) "INACTIVE PARTICIPANT" means any individual who was an Active Participant, but is no longer an Eligible Employee and who has an Account under the Plan.

     (cc) "LEASED EMPLOYEE" means any individual who provides services to the Employer or a Related Employer (the "recipient") but is not otherwise an employee of the recipient if (1) such services are provided pursuant to an agreement between the recipient and any other person (the "leasing organization"), (2) such individual has performed services for the recipient (or for the recipient and any related persons within the meaning of Code Section 414(n)(6)) on a substantially full-time basis for at least one year, and (3) such services are performed under primary direction of or control by the recipient. The determination of who is a Leased Employee shall be made in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate.

     (dd) "LIMITATION YEAR" means the 12-consecutive-month period designated by the Employer in Subsection 1.01(f) of the Adoption Agreement. If no other Limitation Year is designated by the Employer, the Limitation Year shall be the calendar year. All qualified plans of the Employer and any Related Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     (ee) "MATCHING EMPLOYER CONTRIBUTION" means any contribution made by the Employer to the Plan in accordance with Section 5.08 or 5.09 on account of an Active Participant's Deferral Contributions.

     (ff) "MASS SUBMITTER SPONSOR" means Fidelity Management & Research Company or its successor.


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     (gg) "NONELECTIVE EMPLOYER CONTRIBUTION" means any contribution made by the
     Employer to the Plan in accordance with Section 5.10.

     (hh) "NON-HIGHLY COMPENSATED EMPLOYEE" means any Employee who is not a Highly Compensated Employee.

     (ii) "NORMAL RETIREMENT AGE" means the normal retirement age specified in Subsection 1.13(a) of the Adoption Agreement. If the Employer enforces a mandatory retirement age in accordance with Federal law, the Normal Retirement Age is the lesser of that mandatory age or the age specified in Subsection 1.13(a) of the Adoption Agreement.

     (jj) "PARTICIPANT" means any individual who is either an Active Participant or an Inactive Participant.

     (kk) "PERMISSIBLE INVESTMENT" means the investments specified by the Employer as available for investment of assets of the Trust and agreed to by the Trustee and the Prototype Sponsor. The Permissible Investments under the Plan shall be listed in the Service Agreement.

     (ll) "PLAN" means the plan established by the Employer in the form of the prototype plan, as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

     (mm) "PLAN YEAR" means the 12-consecutive-month period ending on the date designated by the Employer in Subsection 1.01(d) of the Adoption Agreement, except that the initial Plan Year of a new Plan may consist of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)
     (1) of the Adoption Agreement through the end of such initial Plan Year, in which event Compensation for such initial Plan Year shall be treated as provided in Subsection 2.01(j).

     (nn) "PROTOTYPE SPONSOR" means Fidelity Management & Research Company or its successor.

     (oo) "QUALIFIED MATCHING EMPLOYER CONTRIBUTION" means any contribution made by the Employer to the Plan on account of Deferral Contributions or Employee Contributions made by or on behalf of Active Participants in accordance with Section 5.09, that may be included in determining whether the Plan meets the "ADP" test described in Section 6.03.

     (pp) "QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION" means any contribution made by the Employer to the Plan on behalf of Non-Highly Compensated Employees in accordance with Section 5.07, that may be included in determining whether the Plan meets the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06.


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     (qq) "REEMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee who terminates employment with the Employer and all Related Employers first performs an Hour of Service following such termination of employment.

     (rr) "RELATED EMPLOYER" means any employer other than the Employer named in Subsection 1.02(a) of the Adoption Agreement if the Employer and such other employer are members of a controlled group of corporations (as defined in Code Section 414(b)) or an affiliated service group (as defined in Code
     Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o); provided, however, that if Article 1 of the Employer's Plan is a Standardized Adoption Agreement, for purposes of Subsection 1.02(b) of the Adoption Agreement, the term "Related Employer" shall not include any employer that becomes a Related Employer as a result of an asset or stock acquisition, merger or other similar transaction with respect to any period prior to the earlier of (1) the date as of which Subsection 1.02(b) of the Adoption Agreement is amended to name such employer or (2) the first day of the second Plan Year beginning after the date of such transaction.

     (ss) "REQUIRED BEGINNING DATE" means:

            (1) for a Participant who is not a five percent owner, April 1 of the calendar year following the calendar year in which occurs the later of (i) the Participant's retirement or (ii) the Participant's attainment of age 70 1/4; provided, however, that a Participant may elect to have his Required Beginning Date determined without regard to the provisions of clause (i).

            (2) for a Participant who is a five percent owner, April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                  Once the Required Beginning Date of a five percent owner or a Participant who has elected to have his Required Beginning Date determined in accordance with the provisions of Section 2.01(ss)(1)ii) has occurred, such Required Beginning Date shall not be re-determined, even if the Participant ceases to be a five percent owner in a subsequent year or continues in employment with the Employer or a Related Employer.

            For purposes of this Subsection 2.01(ss), a Participant is treated as a five percent owner if such Participant is a five percent owner as defined in Code Section 416(i)(determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/4.

     (tt) "ROLLOVER CONTRIBUTION" means any distribution from a qualified plan (or an individual retirement account holding only assets allocable to a


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     distribution from a qualified plan) that an Employee elects to contribute to the Plan in accordance with the provisions of Section 5.06.

     (uu) "SELF-EMPLOYED INDIVIDUAL" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year, including, but not limited to, a partner in a partnership, a sole proprietor, a member in a limited liability company or a shareholder in a subchapter S corporation.

     (vv) "SERVICE AGREEMENT" means the agreement between the Employer and the Prototype Sponsor (or an agent or affiliate of the Prototype Sponsor) relating to the provision of investment and other services to the Plan and shall include any addendum to the agreement and any other separate written agreement between the Employer and the Prototype Sponsor (or an agent or affiliate of the Prototype Sponsor) relating to the provision of services to the Plan.

     (ww) "SEVERANCE DATE" means the earlier of (i) the date an Employee retires, dies, quits, or is discharged from employment with the Employer and all Related Employers or (ii) the 12-month anniversary of the date on which the Employee was otherwise first absent from employment; provided, however, that if an individual terminates or is absent from employment with the Employer and all Related Employers because of military duty, such individual shall not incur a Severance Date if his employment rights are protected under Federal law and he returns to employment with the Employer or a Related Employer within the period during which he retains such employment rights, but, if he does not return to such employment within such period, his Severance Date shall be the earlier of (1) the anniversary of the date his absence commenced or (2) the last day of the period during which he retains such employment rights.

     (xx) "TRUST" means the trust created by the Employer in accordance with the provisions of Section 20.01.

     (yy) "TRUST AGREEMENT" means the agreement between the Employer and the Trustee, as set forth in Article 20, under which the assets of the Plan are held, administered, and managed.

     (zz) "TRUSTEE" means Fidelity Management Trust Company or its successor. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

     (aaa) "TRUST FUND" means the property held in Trust by the Trustee for the Accounts of Participants and their Beneficiaries.

     (bbb) "VESTING SERVICE" means an Employee's service that is taken into account in determining his vested interest in his Matching Employer and Nonelective Employer Contributions Accounts as may be required under Section

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     1.15 of the Adoption Agreement. Vesting Service shall be credited in accordance with Article 3.

2.02. PRONOUNS. Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.

2.03. SPECIAL EFFECTIVE DATES. Some provisions of the Plan are only effective beginning as of a specified date or until a specified date. Any such special effective dates are specified within Plan text where applicable and are exceptions to the general Plan Effective Date as defined in Section 2.01(o).


ARTICLE 3. SERVICE.

3.01. CREDITING OF ELIGIBILITY SERVICE. If the Employer has selected an Eligibility Service requirement in Subsection 1.04(b) of the Adoption Agreement for an Eligible Employee to become an Active Participant, Eligibility Service shall be credited to an Employee as follows:

     (a) If the Employer has selected the one or two year(s) of Eligibility Service requirement described in Subsection 1.04(b)(1)(C) or (D) of the Adoption Agreement, an Employee shall be credited with a year of Eligibility Service for each Eligibility Computation Period during which the Employee has been credited with at least 1,000 Hours of Service.

     (b) If the Employer has selected the months of Eligibility Service requirement described in Subsection 1.04(b)(1)(B) of the Adoption Agreement, an Employee shall be credited with Eligibility Service for the aggregate of the periods beginning with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Eligibility Service for the period between his Severance Date and his Reemployment Date. Months of Eligibility Service shall be measured from the Employee's Employment Commencement Date or Reemployment Commencement Date to the coinciding date in the applicable following month.

3.02. RE-CREDITING OF ELIGIBILITY SERVICE FOLLOWING TERMINATION OF EMPLOYMENT. An Employee whose employment with the Employer and all Related Employers terminates and who is subsequently reemployed by the Employer or a Related Employer shall be re-credited upon reemployment with his Eligibility Service earned prior to his termination of employment.

3.03. CREDITING OF VESTING SERVICE. If the Plan provides for Matching Employer and/or Nonelective Employer Contributions that are not 100 percent vested when made, Vesting Service shall be credited to an Employee for the aggregate of the periods beginning with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Date within the 12-

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consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Vesting Service for the period between his Severance Date and his Reemployment Date. Fractional periods of a year shall be expressed in terms of days.

3.04. APPLICATION OF VESTING SERVICE TO A PARTICIPANT'S ACCOUNT FOLLOWING A BREAK IN VESTING SERVICE. The following rules describe how Vesting Service earned before and after a Break in Vesting Service shall be applied for purposes of determining a Participant's vested interest in his Matching Employer and Nonelective Employer Contributions Accounts.

     (a) If a Participant incurs five-consecutive Breaks in Vesting Service, all years of Vesting Service earned by the Employee after such Breaks in Service shall be disregarded in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment before such Breaks in Vesting Service. However, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment after such Breaks in Vesting Service.

     (b) If a Participant incurs fewer than five-consecutive Breaks in Vesting Service, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant's vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment both before and after such Breaks in Vesting Service.

3.05. SERVICE WITH PREDECESSOR EMPLOYER. If the Plan is the plan of a predecessor employer, an Employee's Eligibility and Vesting Service shall include years of service with such predecessor employer. In any case in which the Plan is not the plan maintained by a predecessor employer, service for such predecessor employer shall be treated as Eligibility and Vesting Service if so specified in Section 1.16 of the Adoption Agreement.

3.06. CHANGE IN SERVICE CREDITING. If an amendment to the Plan or a transfer from employment as an Employee covered under another qualified plan maintained by the Employer or a Related Employer results in a change in the method of crediting Eligibility and/or Vesting Service with respect to a Participant between the Hours of Service crediting method set forth in Section 2530.200b-2 of the Department of Labor Regulations and the elapsed-time crediting method set forth in Section 1.410(a)-7 of the Treasury Regulations, each Participant with respect to whom the method of crediting Eligibility and/or Vesting Service is changed shall be treated in the manner set forth in Section 1.410(a)-7(f)(1) of the Treasury Regulations which are incorporated herein by reference.

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ARTICLE 4. PARTICIPATION.

4.01. DATE OF PARTICIPATION. If the Plan is an amendment and restatement of a prior plan, all Eligible Employees who were active participants in the Plan immediately prior to the Effective Date shall continue as Active Participants on the Effective Date. All Eligible Employees who are in the service of the Employer on the Effective Date (and, if this is an amendment and restatement of a prior plan, were not active participants in the prior plan immediately prior to the Effective Date) shall become Active Participants on the date elected by the Employer in Subsection 1.04(f) of the Adoption Agreement. Any other Eligible Employee shall become an Active Participant in the Plan on the Entry Date coinciding with or immediately following the date on which he first satisfies the eligibility requirements set forth in Subsections 1.04(a) and 1.04(b) of the Adoption Agreement.

     The Employer may elect different Eligibility Service requirements for purposes of eligibility (a) to make Deferral Contributions and (b) to receive Nonelective and/or Matching Employer Contributions. Any Eligibility Service requirement that the Employer elects to apply in determining an Eligible Employee's eligibility to make Deferral Contributions shall also apply in determining an Eligible Employee's eligibility to make Employee Contributions, if Employee Contributions are permitted under the Plan, and to receive Qualified Nonelective Employer Contributions. If an Employer elects to have different Eligibility Service requirements apply, an Eligible Employee who has met the eligibility requirements with respect to certain contributions, but who has not met the eligibility requirements with respect to other contributions, shall become an Active Participant in accordance with the provisions of the preceding paragraph, but only with respect to the contributions for which he has met the eligibility requirements.

4.02. TRANSFERS OUT OF COVERED EMPLOYMENT. If any Active Participant ceases to be an Eligible Employee, but continues in the employ of the Employer or a Related Employer, such Employee shall cease to be an Active Participant, but shall continue as an Inactive Participant until his entire Account balance is forfeited or distributed. An Inactive Participant shall not be entitled to receive an allocation of contributions or forfeitures under the Plan for the period that he is not an Eligible Employee and wages and other payments made to him by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Inactive Participant. Such Inactive Participant shall continue to receive credit for Vesting Service completed during the period that he continues in the employ of the Employer or a Related Employer.

4.03. TRANSFERS INTO COVERED EMPLOYMENT. If an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee shall become an Active Participant immediately as of his transfer date if such Eligible Employee has already satisfied the eligibility requirements and would have otherwise previously become an Active Participant in accordance with Section 4.01. Otherwise, such Eligible Employee shall become an Active Participant in accordance with Section 4.01.

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     Wages and other payments made to an Employee prior to his becoming an
Eligible Employee by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Eligible Employee.

4.04. RESUMPTION OF PARTICIPATION FOLLOWING REEMPLOYMENT. If a Participant who terminates employment with the Employer and all Related Employers is reemployed as an Eligible Employee, he shall again become an Active Participant on his Reemployment Date. Any other Employee who terminates employment with the Employer and all Related Employers and is reemployed by the Employer or a Related Employer shall become an Active Participant as provided in Section 4.01 or 4.03. Any distribution which a Participant is receiving under the Plan at the time he is reemployed by the Employer or a Related Employer shall cease except as otherwise required under Section 12.04.

ARTICLE 5. CONTRIBUTIONS.

5.01. CONTRIBUTIONS SUBJECT TO LIMITATIONS. All contributions made to the Plan under this Article 5 shall be subject to the limitations contained in Article 6.

5.02. COMPENSATION TAKEN INTO ACCOUNT IN DETERMINING CONTRIBUTIONS. In determining the amount or allocation of any contribution that is based on a percentage of Compensation, only Compensation paid to a Participant for services rendered to the Employer while employed as an Eligible Employee shall be taken into account. Except as otherwise specifically provided in this Article 5, for purposes of determining the amount and allocation of contributions under this
Article 5, Compensation shall not include reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits, and any items elected by the Employer with respect to such contributions in Subsection 1.05(a) or (b), as applicable, of the Adoption Agreement, but shall include amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Code Section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b)

     If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, except as otherwise provided in this paragraph, Compensation for purposes of determining the amount and allocation of contributions under this Article 5 for such initial Plan Year shall include only Compensation for services during the period beginning on the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement and ending on the last day of the initial Plan Year. Notwithstanding the foregoing, if the Plan is a profit sharing plan, Compensation for purposes of determining the amount and allocation of non-safe harbor Nonelective Employer Contributions under this Article 5 for such initial Plan Year shall include Compensation for the full 12-consecutive-month period ending on the last day of the initial Plan Year.

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5.03. DEFERRAL CONTRIBUTIONS. If so provided by the Employer in Subsection
1.07(a) of the Adoption Agreement, each Active Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage or dollar amount, not exceeding the percentage specified by the Employer in Subsection 1.07(a)(1) of the Adoption Agreement, per payroll period, subject to any exceptions elected by the Employer in Subsections 1.07(a)
(2) and (3) of the Adoption Agreement, and equal to a whole number multiple of one percent. If elected by the Employer in Subsection 1.07(a)(1)(A) of the Adoption Agreement, in lieu of specifying a percentage of Compensation reduction, an Active Participant may elect to reduce his Compensation by a specified dollar amount per payroll period, provided that such dollar amount may not exceed the percentage of Compensation specified by the Employer in Subsection 1.07(a)(1) of the Adoption Agreement, subject to any exceptions elected by the Employer in Subsections 1.07(a)(2) and (3) of the Adoption Agreement.

     An Active Participant's salary reduction agreement shall become effective on the first day of the first payroll period for which the Employer can reasonably process the request, but not earlier than the later of (a) the effective date of the provisions permitting Deferral Contributions or (b) the date the Employer adopts such provisions. The Employer shall make a Deferral Contribution on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively.

     An Active Participant may elect to change or discontinue the percentage or dollar amount by which his Compensation is reduced by notice to the Employer as provided in Subsection 1.07(a)(1)(B) or (C) of the Adoption Agreement. Notwithstanding the Employer's election in Subsection 1.07(a)(1)(B) or (C) of the Adoption Agreement, if the Employer has elected one of the safe harbor contributions in Subsection 1.10(a)(3) or 1.11(a)(3) of the Adoption Agreement, an Active Participant may elect to change or discontinue the percentage or dollar amount by which his Compensation is reduced by notice to the Employer within a reasonable period, as specified by the Employer (but not less than 30 days), of receiving the notice described in Section 6.10.

5.04. EMPLOYEE CONTRIBUTIONS. If the Employer elected to permit Deferral Contributions in Subsection 1.07(a) of the Adoption Agreement and if so provided by the Employer in Subsection 1.08(a)(1) of the Adoption Agreement, each Active Participant may elect to make non-deductible Employee Contributions to the Plan in accordance with the rules and procedures established by the Employer and in an amount not less than one percent of such Participant's Compensation for the Plan Year.

5.05. NO DEDUCTIBLE EMPLOYEE CONTRIBUTIONS. No deductible Employee Contributions may be made to the Plan. Deductible Employee Contributions made prior to January 1, 1987 shall be maintained in a separate Account. No part of the deductible Employee Contributions Account shall be used to purchase life insurance.

5.06. ROLLOVER CONTRIBUTIONS. An Eligible Employee who is or was entitled to receive an eligible rollover distribution, as defined in Code Section 402(c)(4) and Treasury Regulations issued thereunder, from a qualified plan (or an

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individual retirement account holding only assets attributable to a distribution from a qualified plan) may elect to contribute all or any portion of such distribution to the Trust directly from such qualified plan or individual retirement account or within 60 days of receipt of such distribution to the Eligible Employee. Rollover Contributions shall only be made in the form of cash, allowable Fund Shares, or, if and to the extent permitted by the Employer with the consent of the Trustee, promissory notes evidencing a plan loan to the Eligible Employee; provided, however, that Rollover Contributions shall only be permitted in the form of promissory notes if the Plan otherwise provides for loans.

     An Eligible Employee who has not yet become an Active Participant in the Plan in accordance with the provisions of Article 4 may make a Rollover Contribution to the Plan. Such Eligible Employee shall be treated as a Participant under the Plan for all purposes of the Plan, except eligibility to have Deferral Contributions made on his behalf and to receive an allocation of Matching Employer or Nonelective Employer Contributions.

     The Administrator shall develop such procedures and require such information from Eligible Employees as it deems necessary to ensure that amounts contributed under this Section 5.06 meet the requirements for tax-deferred rollovers established by this Section 5.06 and by Code Section 402(c). No Rollover Contributions may be made to the Plan until approved by the Administrator.

     If a Rollover Contribution made under this Section 5.06 is later determined by the Administrator not to have met the requirements of this Section 5.06 or of the Code or Treasury regulations, the Trustee shall, within a reasonable time after such determination is made, and on instructions from the Administrator, distribute to the Employee the amounts then held in the Trust attributable to such Rollover Contribution.

     A Participant's Rollover Contributions Account shall be subject to the terms of the Plan, including Article 14, except as otherwise provided in this
Section 5.06.

     Notwithstanding any other provision of this Section 5.06, the Employer may direct the Trustee not to accept Rollover Contributions.

5.07. QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS. The Employer may, in its discretion, make a Qualified Nonelective Employer Contribution for the Plan Year in any amount necessary to satisfy or help to satisfy the "ADP" test, described in Section 6.03, and/or the "ACP" test, described in Section 6.06. Qualified Nonelective Employer Contributions shall be made and allocated based on Participants' "testing compensation", as defined in Subsection 6.01(t), rather than Compensation, as defined in Subsection 2.01(j). Any Qualified Nonelective Employer Contribution shall be allocated among the Accounts of Non-Highly Compensated Employees who are Active Participants at any time during the Plan Year as follows:

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     (a) Unless the Employer elects the allocation formula in Subsection 1.09(a)
     (1) of the Adoption Agreement, the Qualified Nonelective Employer Contribution shall be allocated at the election of the Employer either

            (1) in the ratio that each eligible Active Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total "testing compensation" paid to all eligible Active Participants for the Plan Year; or

            (2) as a uniform flat dollar amount for each eligible Active Participant for the Plan Year.

     (b) If the Employer elects the allocation formula in Subsection 1.09(a)(1) of the Adoption Agreement, the Qualified Nonelective Employer Contribution shall be allocated as follows:

            (1) The eligible Active Participant with the least "testing compensation", as defined in Subsection 6.01(t), for the Plan Year shall receive an allocation equal to the lowest of:

                   (A) the maximum amount that may be contributed on the
                  eligible Active Participant's behalf under Code Section 415, taking into account all other contributions made by or on behalf of the eligible Active Participant to plans maintained by the Employer or a Related Employer that are includable as "annual additions", as defined in Subsection 6.01(b); or

                  (B) the full amount of the Qualified Nonelective Employer Contribution.

            (2) The eligible Active Participant with the next lowest "testing compensation", as defined in Subsection 6.01(t), for the Plan Year shall receive an allocation equal to the lowest of:

                  (A) the maximum amount that may be contributed on the eligible Active Participant's behalf under Code Section 415, taking into account all other contributions made by or on behalf of the eligible Active Participant to plans maintained by the Employer or a Related Employer that are includable as "annual additions", as defined in Subsection 6.01(b); or

                  (B) the balance of any Qualified Nonelective Employer Contribution remaining after allocation is made as provided in Subsection 5.07(b)(1) above.

            (3) The allocation in Subsection 5.07(b)(2) shall be applied individually to each remaining eligible Active Participant, in ascending order of "testing compensation", until the Qualified Nonelective Employer Contribution is fully allocated. Once the Qualified Nonelective Employer

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            Contribution is fully allocated, no further allocation shall be made to the remaining eligible Active Participants.

     Active Participants shall not be required to satisfy any Hours of Service or employment requirement for the Plan Year in order to receive an allocation of Qualified Nonelective Employer Contributions.

     Qualified Nonelective Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take a hardship withdrawal of amounts credited to his Qualified Nonelective Employer Contributions Account after the later of December 31, 1988 or the last day of the Plan Year ending before July 1, 1989.

5.08. MATCHING EMPLOYER CONTRIBUTIONS. If so provided by the Employer in Section
1.10 of the Adoption Agreement, the Employer shall make a Matching Employer Contribution on behalf of each eligible Active Participant, as determined in accordance with Subsection 1.10(d) and Section 1.12 of the Adoption Agreement, who had Deferral Contributions made on his behalf during the Contribution Period. The amount of the Matching Employer Contribution shall be determined in accordance with Subsection 1.10(a) and/or (b) and/or the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement, as applicable.

5.09. QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS. If so provided by the Employer in Subsection 1.10(e) of the Adoption Agreement, prior to making its Matching Employer Contribution (other than any safe harbor Matching Employer Contribution) to the Plan, the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution. The Employer shall notify the Trustee of such designation at the time it makes its Matching Employer Contribution. Qualified Matching Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take a hardship withdrawal of amounts credited to his Qualified Matching Employer Contributions Account after the later of December 31, 1988 or the last day of the Plan Year ending before July 1, 1989.

If the amount of an Employer's Qualified Matching Employer Contribution is determined based on a Participant's Compensation, and the Qualified Matching Employer Contribution is necessary to satisfy the "ALP" test described in
Section 6.03, the compensation used in determining the amount of the Qualified Matching Employer Contribution shall be "testing compensation", as defined in Subsection 6.01(t). If the Qualified Matching Employer Contribution is not necessary to satisfy the "ADP" test described in Section 6.03, the compensation used to determine the amount of the Qualified Matching Employer Contribution shall be Compensation as defined in Subsection 2.01(j), modified as provided in
Section 5.02.

5.10. NONELECTIVE EMPLOYER CONTRIBUTIONS. If so provided by the Employer in
Section 1.11 of the Adoption Agreement, the Employer shall make Nonelective


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Employer Contributions to the Trust in accordance with Subsection 1.11 (a)
and/or (b) of the Adoption Agreement to be allocated as follows:

     (a) If the Plan is a money purchase pension plan or the Employer has elected a fixed contribution formula, Nonelective Employer Contributions shall be allocated among eligible Active Participants, as determined in accordance with Subsection 1.11(c) and Section 1.12 of the Adoption Agreement, in the manner specified in Subsection 1.11(a) or the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement, as applicable.

     (b) If the Employer has elected a discretionary contribution amount, Nonelective Employer Contributions shall be allocated among eligible Active Participants, as determined in accordance with Subsection 1.11(c) and
     Section 1.12 of the Adoption Agreement, as follows:

            (1) If the non-integrated formula is elected in Subsection 1.11(b)
            (1) of the Adoption Agreement, Nonelective Employer Contributions shall be allocated to eligible Active Participants in the ratio that each eligible Active Participant's Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year; provided, however, that if the Plan is or is deemed to be a "top-heavy plan", as defined in Subsection 15.01(f), for any Plan Year, these allocation provisions shall be modified as provided in
            Section 15.04; or

            (2) If the integrated formula is elected in Subsection 1.11(b)(2) of the Adoption Agreement, Nonelective Employer Contributions shall be allocated in the following steps:

                   (A) First, to each eligible Active Participant in the same ratio that the sum of the eligible Active Participant's Compensation and "excess Compensation" for the Plan Year bears to the sum of the Compensation and "excess Compensation" of all eligible Active Participants for the Plan Year. This allocation as a percentage of the sum of each eligible Active Participant's Compensation and "excess Compensation" shall not exceed the "permitted disparity limit", as defined in Section
                  1.11 of the Adoption Agreement.

                          Notwithstanding the foregoing, if in any Plan Year an
                  eligible Active Participant has reached the "cumulative permitted disparity limit", such eligible Active Participant shall receive an allocation under this Subsection 5.10(b)(2)
                  (A) based on two times his Compensation for the Plan Year, rather than the sum of his Compensation and "excess Compensation" for the Plan Year. If an Active Participant did not benefit under a qualified defined benefit plan or target benefit plan for any Plan Year beginning on or after January 1, 1994, the Active Participant shall have no "cumulative disparity limit".

                  (B) Second, if any Nonelective Employer Contributions remain after the allocation in Subsection 5.10(b)(2)(A), the remaining


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                  Nonelective Employer Contributions shall be allocated to each eligible Active Participant in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Active Participants for the Plan Year.

                  Notwithstanding the provisions of Subsections 5.10(b)(2)(A)
            and (B) above, if in any Plan Year an eligible Active Participant benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k) , that provides for or imputes permitted disparity, the Nonelective Employer Contributions for the Plan Year allocated to such eligible Active Participant shall be in the ratio that his Compensation for the Plan Year bears to the total Compensation paid to all eligible Active Participants.

                  If the Plan is or is deemed to be a "top-heavy plan", as
            defined in Subsection 15.01(f), for any Plan Year, the allocation steps in Subsections 5.10(b)(2)(A) and (B) shall be modified as provided in Section 15.04.

                  For purposes of this Subsection 5.10(b)(2), the following
            definitions shall apply:

                  (C) "CUMULATIVE PERMITTED DISPARITY LIMIT" means 35 multiplied by the sum of an Active Participant's annual permitted disparity fractions, as defined in Sections 1.401(1)-5(b)
                  (3) through (b)(7) of the Treasury Regulations, attributable to the Active Participant's total years of service under the Plan and any other qualified plan or simplified employee pension, as defined in Code Section 408(k) maintained by the Employer or a Related Employer. For each Plan Year commencing prior to January 1, 1989, the annual permitted disparity fraction shall be deemed to be one, unless the Participant never accrued a benefit under any qualified plan or simplified employee pension maintained by the Employer or a Related Employer during any such Plan Year. In determining the annual permitted disparity fraction for any Plan Year, the Employer may elect to assume that the full disparity limit has been used for such Plan Year.

                  (D) "EXCESS COMPENSATION" means Compensation in excess of the "integration level" specified by the Employer in Subsection 1.11(b)(2) of the Adoption Agreement.

5.11. VESTED INTEREST IN CONTRIBUTIONS. A Participant's vested interest in the following sub-accounts shall be 100 percent:

     (a) his Deferral Contributions Account;

     (b) his Qualified Nonelective Contributions Account;

     (c) his Qualified Matching Employer Contributions Account;


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     (d) his Nonelective Employer Contributions Account attributable to
     Nonelective Employer Contributions made in accordance with the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement that are intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the "ADP" test described in Section 6.03;

     (e) his Matching Employer Contributions Account attributable to Matching Employer Contributions made in accordance with the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement that are intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the ADP" test described in Section 6.03;

     (f) his Rollover Contributions Account;

     (g) his Employee Contributions Account; and

     (h) his deductible Employee Contributions Account.

     A Participant's vested interest in his Nonelective Employer Contributions Account attributable to Nonelective Employer Contributions other than those described in Subsection 5.11(d) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.15(b)(1) of the Adoption Agreement. A Participant's vested interest in his Matching Employer Contributions Account attributable to Matching Employer Contributions other than those described in Subsection 5.11(e) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.15(b)(2) of the Adoption Agreement.

5.12. TIME FOR MAKING CONTRIBUTIONS. The Employer shall pay its contribution for each Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for the fiscal (or taxable) year with or within which such Plan Year ends (including extensions thereof)

     The Employer shall remit any safe harbor Matching Employer Contributions made during a Plan Year quarter to the Trustee no later than the last day of the immediately following Plan Year quarter.

     The Employer should remit Employee Contributions and Deferral Contributions to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but not later than the 15th business day of the calendar month following the month in which such amount otherwise would have been paid to the Participant, or within such other time frame as may be determined by applicable regulation or legislation.

     The Trustee shall have no authority to inquire into the correctness of the amounts contributed and paid over to the Trustee, to determine whether any contribution is payable under this Article 5, or to enforce, by suit or otherwise, the Employer's obligation, if any, to make a contribution to the Trustee.

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5.13. RETURN OF EMPLOYER CONTRIBUTIONS. The Trustee shall, upon request by the
Employer, return to the Employer the amount (if any) determined under Section
20.24. Such amount shall be reduced by amounts attributable thereto which have been credited to the Accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants' Accounts at the time the amount is returned to the Employer. Such amount shall also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto, but shall not be increased by the gains and income of the Trust attributable thereto, if and to the extent such gains and income exceed the losses attributable thereto. To the extent such gains exceed losses, the gains shall be forfeited and applied as provided in Section 11.09. In no event shall the return of a contribution hereunder cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been credited to the Account had the mistaken amount not been contributed.

ARTICLE 6. LIMITATIONS ON CONTRIBUTIONS.

6.01. SPECIAL DEFINITIONS. For purposes of this Article, the following definitions shall apply:

     (a) "AGGREGATE LIMIT" means the greater of (1) or (2) where (1) is the sum of (A) 125 percent of the greater of the average "deferral ratio" of the Active Participants who are Non-Highly Compensated Employees for the "testing year" or the average "contribution percentage" of Active Participants who are Non-Highly Compensated Employees for the "testing year" beginning with or within the "testing year" of the cash or deferred arrangement and (B) the lesser of 200 percent or two plus the lesser of such average "deferral ratio" or average "contribution percentage" and where (2) is the sum of (A) 125 percent of the lesser of the average "deferral ratio" of the Active Participants who are Non-Highly Compensated Employees for the "testing year" or the average "contribution percentage" of the Active Participants who are Non-Highly Compensated Employees for the "testing year" beginning with or within the "testing year" of the cash or deferred arrangement and (B) the lesser of 200 percent or two plus the greater of such average "deferral ratio" or average "contribution percentage".

     (b) "ANNUAL ADDITIONS" mean the sum of the following amounts allocated to an Active Participant for a Limitation Year:

            (1) all employer contributions allocated to an Active Participant's account under qualified defined contribution plans maintained by the "415 employer", including amounts applied to reduce employer contributions as provided under Section 11.09;

            (2) all employee contributions allocated to an Active Participant's account under a qualified defined contribution plan or a qualified

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            defined benefit plan maintained by the "415 employer" if separate accounts are maintained with respect to such Active Participant under the defined benefit plan;

            (3) all forfeitures allocated to an Active Participant's account under a qualified defined contribution plan maintained by the "415 employer";

            (4) all amounts allocated, after March 31, 1984, to an "individual medical benefit account" which is part of a pension or annuity plan maintained by the "415 employer";

            (5) all amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a "welfare benefit fund" maintained by the "415 employer"; and

            (6) all allocations to an Active Participant under a "simplified employee pension".

     (c) "CONTRIBUTION PERCENTAGE" means the ratio (expressed as a percentage) of (1) the "contribution percentage amounts" allocated to an "eligible participant's" accounts for the Plan Year to (2) the "eligible participant's" "testing compensation" for the Plan Year.

     (d) "CONTRIBUTION PERCENTAGE AMOUNTS" mean:

            (1) any Employee Contributions made by an "eligible participant" to the Plan;

            (2) any Matching Employer Contributions, but excluding (A) Qualified Matching Employer Contributions that are taken into account in satisfying the "ADP" test described in Section 6.03 (except that such exclusion shall not apply for any Plan Year in which the "ADP" test described in Section 6.03 is deemed satisfied pursuant to
            Section 6.10) and (B) Matching Employer Contributions that are forfeited either to correct "excess aggregate contributions" or because the contributions to which they relate are "excess deferrals", "excess contributions", or "excess aggregate contributions";

            (3) at the election of the Employer, Qualified Nonelective Employer Contributions, excluding Qualified Nonelective Employer Contributions that are taken into account in satisfying the "ADP" test described in Section 6.03; and

            (4) at the election of the Employer, Deferral Contributions, excluding Deferral Contributions that are taken into account in satisfying the "ADP" test described in Section 6.03.


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            Notwithstanding the foregoing, for any Plan Year in which the "ADP"
     test described in Section 6.03 is deemed satisfied pursuant to Section 6.10, "contribution percentage amounts" shall not include the following:

            (5) any Deferral Contributions; and

            (6) if the requirements described in Section 6.11 for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions are met, any Matching Employer Contributions; or if the requirements described in Section 6.11 for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions are not met, any Matching Employer Contributions made on behalf of an "eligible participant" for the Plan Year that do not exceed four percent of the "eligible participant's" Compensation for the Plan Year.

            To be included in determining an "eligible participant's" "contribution percentage" for a Plan Year, Employee Contributions must be made to the Plan before the end of such Plan Year and other "contribution percentage amounts" must be allocated to the "eligible participant's" Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the "contribution percentage amounts" relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, "contribution percentage amounts" that are taken into account for purposes of determining the "contribution percentages" of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such "contribution percentage amounts" must be made before the last day of the Plan Year being tested.

            Effective for Plan Years beginning on or after January 1, 1999, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered "contribution percentage amounts" for purposes of determining the "contribution percentages" of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective:

            (7) Qualified Matching Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 for such prior year;

            (8) Qualified Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year; and

            (9) all Deferral Contributions.

     (e) "DEFERRAL RATIO" means the ratio (expressed as a percentage) of (1) the amount of "includable contributions" made on behalf of an Active Participant

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     for the Plan Year to (2) the Active Participant's "testing compensation"
     for such Plan Year. An Active Participant who does not receive "includable contributions" for a Plan Year shall have a "deferral ratio" of zero.

     (f) "DEFINED BENEFIT FRACTION" means a fraction, the numerator of which is the sum of the Active Participant's annual benefits (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) under all the defined benefit plans (whether or not terminated) maintained by the "415 employer", each such annual benefit computed on the assumptions that the Active Participant shall remain in employment until the normal retirement age under each such plan (or the Active Participant's current age, if later) and that all other factors used to determine benefits under such plan shall remain constant for all future Limitation Years, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(a) and 415(d) or 140 percent of the Active Participant's highest average Compensation for three consecutive calendar years of service during which the Active Participant was active in each such plan, including any adjustments under Code Section 415 (b). However, if the Active Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the "415 employer" which were in existence on May 6, 1986 then the denominator of the "defined benefit fraction" shall not be less than 125 percent of the Active Participant's total accrued benefit as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of such plans made after May 5, 1986, under all such defined benefit plans that met, individually and in the aggregate, the requirements of Code
     Section 415 for all Limitation Years beginning before January 1, 1987.

     (g) "DEFINED CONTRIBUTION FRACTION" means a fraction, the numerator of which is the sum of all "annual additions" credited to an Active Participant for the current Limitation Year and all prior Limitation Years and the denominator of which is the sum of the "maximum permissible amounts" for the current Limitation Year and all prior Limitation Years during which the Participant was an Employee (regardless of whether the "415 employer" maintained a defined contribution plan in any such Limitation Year).

             If the Active Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the "415 employer" which were in existence on May 6, 1986, then the numerator of the "defined contribution fraction" shall be adjusted if the sum of this fraction and the "defined benefit fraction" would otherwise exceed 1.0 under the terms of the Plan. Under the adjustment an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 and (2) the denominator of this fraction shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding


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     any changes in the terms and conditions of the plans made after May 6,
     1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

             For purposes of determining the "defined contribution fraction", the "annual additions" for Limitation Years beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as "annual additions".

     (h) "DETERMINATION YEAR" means (1) for purposes of determining income or loss with respect to "excess deferrals", the calendar year in which the "excess deferrals" were made and (2) for purposes of determining income or loss with respect to "excess contributions", and "excess aggregate contributions", the Plan Year in which such "excess contributions" or "excess aggregate contributions" were made.

     (i) "ELECTIVE DEFERRALS" mean all employer contributions, other than Deferral Contributions, made on behalf of a Participant pursuant to an election to defer under any qualified CODA as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402 (h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code
     Section 501(c)(18), and any employer contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under Code Section 403(b). "Elective deferrals" shall not include any deferrals properly distributed as excess "annual additions".

     (j) "ELIGIBLE PARTICIPANT" means any Active Participant who is eligible to make Employee Contributions, or Deferral Contributions (if the Employer takes such contributions into account in calculating "contribution percentages") or to receive a Matching Employer Contribution. Notwithstanding the foregoing, the term "eligible participant" shall not include any Active Participant who is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers.

     (k) "EXCESS AGGREGATE CONTRIBUTIONS" with respect to any Plan Year mean the excess of

            (1) The aggregate "contribution percentage amounts" actually taken into account in computing the average "contribution percentages" of "eligible participants" who are Highly Compensated Employees for such Plan Year, over

            (2) The maximum amount of "contribution percentage amounts" permitted to be made on behalf of Highly Compensated Employees under
            Section 6.06 (determined by reducing "contribution percentage amounts" made for the Plan Year on behalf of "eligible participants" who are Highly Compensated Employees in order of their "contribution percentages" beginning with the highest of such "contribution percentages")


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            "Excess aggregate contributions" shall be determined after first determining "excess deferrals" and then determining "excess contributions".

     (1) "EXCESS CONTRIBUTIONS" with respect to any Plan Year mean the excess of

            (1) The aggregate amount of "includable contributions" actually taken into account in computing the average "deferral percentage" of Active Participants who are Highly Compensated Employees for such Plan Year, over

            (2) The maximum amount of "includable contributions" permitted to be made on behalf of Highly Compensated Employees under Section 6.03 (determined by reducing "includable contributions" made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of their "deferral ratios", beginning with the highest of such "deferral ratios").

     (m) "EXCESS DEFERRALS" mean those Deferral Contributions and/or "elective deferrals" that are includable in a Participant's gross income under Code
     Section 402(g) to the extent such Participant's Deferral Contributions and/or "elective deferrals" for a calendar year exceed the dollar limitation under such Code Section for such calendar year.

     (n) "EXCESS 415 AMOUNT" means the excess of an Active Participant's "annual additions" for the Limitation Year over the "maximum permissible amount".

     (o) "415 EMPLOYER" means the Employer and any other employers which constitute a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitute trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414 (c) as modified by Code Section 415(h)) or which constitute an affiliated service group (as defined in Code Section 414 (m)) and any other entity required to be aggregated with the Employer pursuant to regulations issued under Code Section 414 (o).

     (p) "INCLUDABLE CONTRIBUTIONS" mean:

            (1) any Deferral Contributions made on behalf of an Active Participant, including "excess deferrals" of Highly Compensated Employees, but excluding (a) "excess deferrals" of Non-Highly Compensated Employees that arise solely from Deferral Contributions made under the Plan or plans maintained by the Employer or a Related Employer and (b) Deferral Contributions that are taken into account in satisfying the "ACP" test described in Section 6.06;

            (2) at the election of the Employer, Qualified Nonelective Employer Contributions, excluding Qualified Nonelective Employer Contributions that are taken into account in satisfying the "ACP" test described in Section 6.06; and


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            (3) at the election of the Employer, Qualified Matching Employer
            Contributions; provided, however, that the Employer may not elect to treat Qualified Matching Employer Contributions as "includable contributions" for any Plan Year in which the "ADP" test described in Section 6.03 is deemed satisfied pursuant to Section 6.10.

            To be included in determining an Active Participant's "deferral ratio" for a Plan Year, "includable contributions" must be allocated to the Participant's Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the "includable contributions" relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, "includable contributions" that are taken into account for purposes of determining the "deferral ratios" of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such "includable contributions" must be made before the last day of the Plan Year being tested.

            Effective for Plan Years beginning on or after January 1, 1999, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered "includable contributions" for purposes of determining the "deferral ratios" of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective:

            (4) Deferral Contributions that were taken into account in satisfying the "ACP" test described in Section 6.06 for such prior year;

            (5) Qualified Nonelective Employer Contributions that were taken into account in satisfying the "ADP" test described in Section 6.03 or the "ACP" test described in Section 6.06 for such prior year; and

            (6) all Qualified Matching Employer Contributions.

     (q) "INDIVIDUAL MEDICAL BENEFIT ACCOUNT" means an individual medical benefit account as defined in Code Section 415(1)(2)

     (r) "MAXIMUM PERMISSIBLE AMOUNT" means for a Limitation Year with respect to any Active Participant the lesser of (1) $30,000 (adjusted as provided in Code Section 415(d)) or (2) 25 percent of the Active Participant's Compensation for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the dollar limitation specified in clause (1) above shall be adjusted by multiplying it by a fraction the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.



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            The Compensation limitation specified in clause (2) above shall not apply to any contribution for medical benefits within the meaning of Code
     Section 401(h) or 419A(f)(2) after separation from service which is otherwise treated as an "annual addition" under Code Section 419A(d)(2) or 415(1)(1).

     (s) "SIMPLIFIED EMPLOYEE PENSION" means a simplified employee pension as defined in Code Section 408(k).

     (t) "TESTING COMPENSATION" means compensation as defined in Code Section 414(s). "Testing compensation" shall be based on the amount actually paid to a Participant during the "testing year" or, at the option of the Employer, during that portion of the "testing year" during which the Participant is an Active Participant; provided, however, that if the Employer elected different Eligibility Service requirements for purposes of eligibility to make Deferral Contributions and to receive Matching Employer Contributions, then "testing compensation" must be based on the amount paid to a Participant during the full "testing year".

            The annual "testing compensation" of each Active Participant taken into account in applying the "ADP" test described in Section 6.03 and the "ACP" test described in Section 6.06 for any "testing year" shall not exceed the annual compensation limit under Code Section 401(a)(17) as in effect on the first day of the "testing year". This limit shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B); provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for "testing years" beginning in such calendar year. If a Plan determines "testing compensation" over a period that contains fewer than 12 calendar months (a "short determination period"), then the Compensation limit for such "short determination period" is equal to the Compensation limit for the calendar year in which the "short determination period" begins multiplied by the ratio obtained by dividing the number of full months in the "short determination period" by 12; provided, however, that such proration shall not apply if there is a "short determination period" because (1) the Employer elected in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate to apply the "ADP" test described in Section 6.03 and/or the "ACP" test described in Section 6.06 based only on Compensation paid during the portion of the "testing year" during which an individual was an Active Participant or (2) an Employee is covered under the Plan for fewer than 12 calendar months.

     (u) "TESTING YEAR" means

            (1) if the Employer has elected the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement, the Plan Year being tested.

            (2) if the Employer has elected the prior year testing method in Subsection 1.06(a)(2) of the Adoption Agreement, the Plan Year immediately preceding the Plan Year being tested.


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     (v) "WELFARE BENEFIT FUND" means a welfare benefit fund as defined in Code
     Section 419(e).

6.02. CODE SECTION 402(g) LIMIT ON DEFERRAL CONTRIBUTIONS. In no event shall the amount of Deferral Contributions made under the Plan for a calendar year, when aggregated with the "elective deferrals" made under any other plan maintained by the Employer or a Related Employer, exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year.

     A Participant may assign to the Plan any "excess deferrals" made during a calendar year by notifying the Administrator on or before March 15 following the calendar year in which the "excess deferrals" were made of the amount of the "excess deferrals" to be assigned to the Plan. A Participant is deemed to notify the Administrator of any "excess deferrals" that arise by taking into account only those Deferral Contributions made to the Plan and those "elective deferrals" made to any other plan maintained by the Employer or a Related Employer. Notwithstanding any other provision of the Plan, "excess deferrals", plus any income and minus any loss allocable thereto, as determined under
Section 6.09, shall be distributed no later than April 15 to any Participant to whose Account "excess deferrals" were so assigned for the preceding calendar year and who claims "excess deferrals" for such calendar year.

     Any Matching Employer Contributions attributable to "excess deferrals", plus any income and minus any loss allocable thereto, as determined under
Section 6.09, shall be forfeited and applied as provided in Section 11.09.

     "Excess deferrals" shall be treated as "annual additions" under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the calendar year in which the "excess deferrals" were made.

6.03. ADDITIONAL LIMIT ON DEFERRAL CONTRIBUTIONS ("ADP" TEST). Notwithstanding any other provision of the Plan to the contrary, the Deferral Contributions made with respect to a Plan Year on behalf of Active Participants who are Highly Compensated Employees for such Plan Year may not result in an average "deferral ratio" for such Active Participants that exceeds the greater of:

     (a) the average "deferral ratio" for the "testing year" of Active Participants who are Non-Highly Compensated Employees for the "testing year" multiplied by 1.25; or

     (b) the average "deferral ratio" for the "testing year" of Active Participants who are Non-Highly Compensated Employees for the "testing year" multiplied by two, provided that the average "deferral ratio" for Active Participants who are Highly Compensated Employees for the Plan Year being tested does not exceed the average "deferral ratio" for Participants who are Non-Highly Compensated Employees for the "testing year" by more than two percentage points.

     For the first Plan Year in which the Plan provides a cash or deferred arrangement, the average "deferral ratio" for Active Participants who are Non-

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Highly Compensated Employees used in determining the limits applicable under
Subsections 6.03(a) and (b) shall be either three percent or the actual average "deferral ratio" for such Active Participants for such first Plan Year, as elected by the Employer in Section 1.06(b) of the Adoption Agreement.

     The deferral ratios of Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement shall be disaggregated from the "deferral ratios" of other Active Participants and the provisions of this Section 6.03 shall be applied separately with respect to each group.

     The "deferral ratio" for any Active Participant who is a Highly Compensated Employee for the Plan Year being tested and who is eligible to have "includable contributions" allocated to his accounts under two or more cash or deferred arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer, shall be determined as if such "includable contributions" were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

     If this Plan satisfies the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 6.03 shall be applied by determining the "deferral ratios" of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the "ADP" test and the amount of Qualified Nonelective and/or Qualified Matching Employer Contributions used in such test.

6.04. ALLOCATION AND DISTRIBUTION OF "EXCESS CONTRIBUTIONS". Notwithstanding any other provision of this Plan, the "excess contributions" allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.09, shall be distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the "excess contributions" were made. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan year in which the "excess contributions" were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts.

     The "excess contributions" allocable to a Participant's Account shall be determined by reducing the "includable contributions" made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of the dollar amount of such "includable contributions", beginning with the highest such dollar amount.

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     "Excess contributions" shall be treated as "annual additions".

     Any Matching Employer Contributions attributable to "excess contributions", plus any income and minus any loss allocable thereto, as determined under
Section 6.09, shall be forfeited and applied as provided in Section 11.09.

6.05. REDUCTIONS IN DEFERRAL CONTRIBUTIONS TO MEET CODE REQUIREMENTS. If the Administrator anticipates that the Plan will not satisfy the "ADP" and/or "ACP" test for the year, the Administrator may objectively reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount determined by the Administrator to be necessary to satisfy the "ADP" and/or "ACP" test.

6.06. LIMIT ON MATCHING EMPLOYER CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS ("ACP"
TEST). The provisions of this Section 6.06 shall not apply to Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers.

     Notwithstanding any other provision of the Plan to the contrary, Matching Employer Contributions and Employee Contributions made with respect to a Plan Year by or on behalf of "eligible participants" who are Highly Compensated Employees for such Plan Year may not result in an average "contribution percentage" for such "eligible participants" that exceeds the greater of:

     (a) the average "contribution percentage" for the "testing year" of "eligible participants" who are Non-Highly Compensated Employees for the "testing year" multiplied by 1.25; or

     (b) the average "contribution percentage" for the "testing year" of "eligible participants" who are Non-Highly Compensated Employees for the "testing year" multiplied by two, provided that the average "contribution percentage" for the Plan Year being tested of "eligible participants" who are Highly Compensated Employees does not exceed the average "contribution percentage" for the "testing year" of "eligible participants" who are Non-Highly Compensated Employees for the "testing year" by more than two percentage points.

     For the first Plan Year in which the Plan provides for "contribution percentage amounts" to be made, the "ACP" for "eligible participants" who are Non-Highly Compensated Employees used in determining the limits applicable under paragraphs (a) and (b) of this Section 6.06 shall be either three percent or the actual "ACP" of such eligible participants for such first Plan Year, as elected by the Employer in Section 1.06(b).

     The "contribution percentage" for any "eligible participant" who is a Highly Compensated Employee for the Plan Year and who is eligible to have "contribution percentage amounts" allocated to his accounts under two or more plans described in Code Section 401(a) that are maintained by the Employer or a Related Employer,


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shall be determined as if such "contribution percentage amounts" were contributed under a single plan. If a Highly Compensated Employee participates in two or more such plans that have different plan years, all plans ending with or within the same calendar year shall be treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Treasury Regulations issued under Code Section 401(m).

     If this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 6.06 shall be applied by determining the "contribution percentages" of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year.

     The Employer shall maintain records sufficient to demonstrate satisfaction of the "ACP" test and the amount of Deferral Contributions, Qualified Nonelective Employer Contributions, and/or Qualified Matching Employer Contributions used in such test.

6.07. ALLOCATION, DISTRIBUTION, AND FORFEITURE OF "EXCESS AGGREGATE CONTRIBUTIONS". Notwithstanding any other provision of the Plan, the "excess aggregate contributions" allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.09, shall be forfeited, if forfeitable, or if not forfeitable, distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the "excess aggregate contributions" were made. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such "excess aggregate contributions" were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts.

     The "excess aggregate contributions" allocable to a Participant's Account shall be determined by reducing the "contribution percentage amounts" made for the Plan Year on behalf of "eligible participants" who are Highly Compensated Employees in order of the dollar amount of such "contribution percentage amounts", beginning with the highest such dollar amount.

     "Excess aggregate contributions" shall be treated as "annual additions".

     "Excess aggregate contributions" shall be forfeited or distributed from a Participant's Employee Contributions Account, Matching Employer Contributions Account and if applicable, the Participant's Deferral Contributions Account and/or Qualified Nonelective Employer Contributions Account in the order prescribed by the Employer, who shall direct the Trustee, and which order shall be uniform with respect to all Participants and non-discriminatory.

     Forfeitures of "excess aggregate contributions" shall be applied as provided in Section 11.09.


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6.08. AGGREGATE LIMIT ON "CONTRIBUTION PERCENTAGE AMOUNTS" AND "INCLUDABLE
CONTRIBUTIONS". The sum of the average "deferral ratio" and the average "contribution percentage" of those Active Participants who are Highly Compensated Employees during the Plan Year shall not exceed the "aggregate limit". The average "deferral ratio" and average "contribution percentage" of such Active Participants shall be determined after any corrections required to meet the "ADP" test, described in Section 6.03, and the "ACP" test, described in
Section 6.06, have been made. Notwithstanding the foregoing, the "aggregate limit" shall not be exceeded if either the average "deferral ratio" or the average "contribution percentage" of such Active Participants for the Plan Year does not exceed 1.25 multiplied by the average "deferral ratio" or the average "contribution percentage", as applicable, for the "testing year" of the Active Participants who are Non-Highly Compensated Employees for the "testing year".

     If the "aggregate limit" would be exceeded for any Plan Year, then the limit shall be met by reducing the "contribution percentage amounts" contributed for the Plan Year on behalf of the Active Participants who are Highly Compensated Employees for such Plan Year (in order of their "contribution percentages", beginning with the highest such "contribution percentage"). "Contribution percentage amounts" that are reduced as provided herein shall be treated as "excess aggregate contributions". If for any Plan Year in which the "ADP" test described in Section 6.03 is deemed satisfied pursuant to Section 6.10, the average "deferral ratio" of those Active Participants who are Highly Compensated Employees during the Plan Year does not meet the "aggregate limit" after reducing the "contribution percentage amounts" contributed on behalf of such Active Participants to zero, no further reduction shall be required under this Section 6.08.

6.09. INCOME OR LOSS ON DISTRIBUTABLE CONTRIBUTIONS. The income or loss allocable to "excess deferrals", "excess contributions", and "excess aggregate contributions" shall be determined under one of the following methods:

     (a) the income or loss for the "determination year" allocable to the Participant's Account to which such contributions were made multiplied by a fraction, the numerator of which is the amount of the distributable contributions and the denominator of which is the balance of the Participant's Account to which such contributions were made, determined without regard to any income or loss occurring during the "determination year"; or

     (b) the income or loss for the "determination year" determined under any other reasonable method, provided that such method is used consistently for all Participants in determining the income or loss allocable to distributable contributions hereunder for the Plan Year, and is used by the Plan in allocating income or loss to Participants' Accounts.

Income or loss allocable to the period between the end of the "determination year" and the date of distribution shall be disregarded in determining income or loss.

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6.10. DEEMED SATISFACTION OF "ADP" TEST. Notwithstanding any other provision of this Article 6 to the contrary, for any Plan Year beginning on or after January 1, 1999, if the Employer has elected one of the safe harbor contributions in Subsection 1.10(a)(3) or 1.11(a)(3) of the Adoption Agreement and complies with the notice requirements described herein for such Plan Year, the Plan shall be deemed to have satisfied the "ADP" test described in Section 6.03. The Employer shall provide a notice to each Active Participant during the Plan Year describing the following:

     (a) the formula used for determining the amount of the safe harbor contribution to be made on behalf of Active Participants for the Plan Year or a statement that the Plan may be amended during the Plan Year to provide for a safe harbor Nonelective Employer Contribution for the Plan Year equal to at least three percent of each Active Participant's Compensation for the Plan Year;

     (b) any other employer contributions provided under the Plan and any requirements that Active Participants must satisfy to be entitled to receive such employer contributions;

     (c) the type and amount of Compensation that may be deferred under the Plan as Deferral Contributions;

     (d) the procedures for making a cash or deferred election under the Plan and the periods during which such elections may be made or changed; and

     (e) the withdrawal and vesting provisions applicable to contributions under the Plan.

     The descriptions required in (b) through (e) may be provided by cross references to the relevant sections of an up to date summary plan description. Such notice shall be written in a manner calculated to be understood by the average Active Participant. The Employer shall provide the notice to each Active Participant within one of the following periods, whichever is applicable:

     (f) if the employee is an Active Participant 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days before the first day of the Plan Year; or

     (g) if the employee becomes an Active Participant after the date described in paragraph (f) above, within the period beginning 90 days before and ending on the date he becomes an Active Participant;

provided, however, that such notice shall not be required to be provided to an Active Participant earlier than is required under any guidance published by the Internal Revenue Service.

     If an Employer that provides notice that the Plan may be amended to provide a safe harbor Nonelective Employer Contribution for the Plan Year does amend the Plan to provide such contribution, the Employer shall provide a supplemental

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notice to all Active Participants stating that a safe harbor Nonelective
Employer Contribution in the specified amount shall be made for the Plan Year. Such supplemental notice shall be provided to Active Participants at least 30 days before the last day of the Plan Year.

6.11. DEEMED SATISFACTION OF "ACP" TEST WITH RESPECT TO MATCHING EMPLOYER CONTRIBUTIONS. A Plan that satisfies the requirements of Section 6.10 shall also be deemed to have satisfied the "ACP" test described in Section 6.06 with respect to Matching Employer Contributions, if Matching Employer Contributions to the Plan for the Plan Year meet all of the following requirements: (a) the percentage of Deferral Contributions matched does not increase as the percentage of Compensation contributed increases; (b) Highly Compensated Employees are not provided a greater percentage match than Non-Highly Compensated Employees; (c) Deferral Contributions matched do not exceed six percent of a Participant's Compensation; and (d) if the Employer elected in Subsection 1.10(a)(2) or 1.10(b) of the Adoption Agreement to provide discretionary Matching Employer Contributions, the Employer also elected in Subsection 1.10(a)(2)(A) or 1.11(b)(1) of the Adoption Agreement, as applicable, to limit the dollar amount of such discretionary Matching Employer Contributions allocated to a Participant for the Plan Year to no more than four percent of such Participant's Compensation for the Plan Year.

     If such Plan provides for Employee Contributions, the "ACP" test described in Section 6.06 must be applied with respect to such Employee Contributions. For purposes of applying the "ACP" test with respect to Employee Contributions, Matching Employer Contributions and Nonelective Employer Contributions that satisfy the vesting and distribution requirements applicable to safe harbor contributions, but which are not required to comply with the safe harbor contribution requirements may be taken into account.

6.12. CODE SECTION 415 LIMITATIONS. Notwithstanding any other provisions of the Plan, the following limitations shall apply:

     (a) Employer Maintains Single Plan: If the "415 employer" does not maintain any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" in addition to the Plan, the provisions of this Subsection 6.12(a) shall apply.

            (1) If a Participant does not participate in, and has never participated in any other qualified defined contribution plan, "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" maintained by the "415 employer", which provides an "annual addition", the amount of "annual additions" to the Participant's Account for a Limitation Year shall not exceed the lesser of the "maximum permissible amount" or any other limitation contained in the Plan. If a contribution that would otherwise be contributed or allocated to the Participant's Account would cause the "annual additions" for the Limitation Year to exceed the "maximum permissible amount", the amount contributed or allocated shall be reduced so that the "annual additions" for the Limitation Year shall equal the "maximum permissible amount".

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            (2) Prior to the determination of a Participant's actual
            Compensation for a Limitation Year, the "maximum permissible amount" may be determined on the basis of a reasonable estimation of the Participant's Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual Compensation shall be reduced by any "excess 415 amounts" carried over from prior Limitation Years.

            (3) As soon as is administratively feasible after the end of the Limitation Year, the "maximum permissible amount" for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

            (4) If there is an "excess 415 amount" with respect to a Participant for a Limitation Year as a result of the estimation of the Participant's Compensation for the Limitation Year, the allocation of forfeitures to the Participant's Account, or a reasonable error in determining the amount of Deferral Contributions that may be made on behalf of the Participant under the limits of this Section 6.12, such "excess 415 amount" shall be disposed of as follows:

                  (A) Any Employee Contributions shall be reduced to the extent necessary to reduce the "excess 415 amount".

                  (B) If after application of Subsection 6.12(a)(4)(A) an "excess 415 amount" still exists, any Deferral Contributions that have not been matched shall be reduced to the extent necessary to reduce the "excess 415 amount".

                  (C) If after application of Subsection 6.12(a)(4)(B) an "excess 415 amount" still exists, any Deferral Contributions that have been matched and the Matching Employer Contributions attributable thereto shall be reduced to the extent necessary to reduce the "excess 415 amount".

                  (D) If after the application of Subsection 6.12(a)(4)(C) an "excess 415 amount" still exists, any Nonelective Employer Contributions shall be reduced to the extent necessary to reduce the "excess 415 amount".

                  (E) If after the application of Subsection 6.12(a)(4)(D) an "excess 415 amount" still exists, any Qualified Nonelective Employer Contributions shall be reduced to the extent necessary to reduce the "excess 415 amount".

                  Employee Contributions and Deferral Contributions that are reduced as provided above shall be returned to the Participant. Any income allocable to returned Employee Contributions or Deferral Contributions shall also be returned or shall be treated as additional "annual

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            additions" for the Limitation Year in which the excess contributions to which they are allocable were made.

                  If Matching Employer, Nonelective Employer, or Qualified
            Nonelective Employer Contributions to a Participant's Account are reduced as an "excess 415 amount", as provided above, and the individual is still an Active Participant at the end of the Limitation Year, then such "excess 415 amount" shall be reapplied to reduce future Employer contributions under the Plan for the next Limitation Year (and for each succeeding Limitation Year, as necessary) for such Participant, so that in each such Limitation Year the sum of the actual Employer contributions made on behalf of such Participant plus the reapplied amount shall equal the amount of Employer contributions which would otherwise be made to such Participant's Account. If the individual is not an Active Participant at the end of a Limitation Year, then such "excess 415 amount" shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Active Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

                  If a suspense account is in existence at any time during the
            Limitation Year pursuant to this Subsection 6.12(a)(4), it shall participate in the allocation of the Trust Fund's investment gains and losses. All amounts in the suspense account must be allocated to the Accounts of Active Participants before any Employer contribution may be made for the Limitation Year.

                  Except as otherwise specifically provided in this Subsection
            6.12, "excess 415 amounts" may not be distributed to Participants.

     (b) Employer Maintains Multiple Defined Contribution Type Plans: Unless the Employer specifies another method for limiting "annual additions" in the 415 Correction Addendum to the Adoption Agreement, if the "415 employer" maintains any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" in addition to the Plan, the provisions of this Subsection 6.12(b) shall apply.

            (1) If a Participant is covered under any other qualified defined contribution plan or any "welfare benefit fund", "individual medical benefit account", or "simplified employee pension" maintained by the "415 employer", that provides an "annual addition", the amount of "annual additions" to the Participant's Account for a Limitation Year shall not exceed the lesser of

                  (A) the "maximum permissible amount", reduced by the sum of any "annual additions" to the Participant's accounts for the same Limitation Year under such other qualified defined contribution plans and "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions", or

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                  (B) any other limitation contained in the Plan.

                  If the "annual additions" with respect to a Participant under other qualified defined contribution plans, "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions" maintained by the "415 employer" are less than the "maximum permissible amount" and a contribution that would otherwise be contributed or allocated to the Participant's Account under the Plan would cause the "annual additions" for the Limitation Year to exceed the "maximum permissible amount", the amount to be contributed or allocated shall be reduced so that the "annual additions" for the Limitation Year shall equal the "maximum permissible amount". If the "annual additions" with respect to the Participant under such other qualified defined contribution plans, "welfare benefit funds", "individual medical benefit accounts", and "simplified employee pensions" in the aggregate are equal to or greater than the "maximum permissible amount", no amount shall be contributed or allocated to the Participant's Account under the Plan for the Limitation Year.

            (2) Prior to the determination of a Participant's actual Compensation for the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant's Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual Compensation shall be reduced by any "excess 415 amounts" carried over from prior Limitation Years.

            (3) As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

            (4) Notwithstanding the provisions of any other plan maintained by a "415 employer", if there is an "excess 415 amount" with respect to a Participant for a Limitation Year as a result of estimation of the Participant's Compensation for the Limitation Year, the allocation of forfeitures to the Participant's account under any qualified defined contribution plan maintained by the "415 employer", or a reasonable error in determining the amount of Deferral Contributions that may be made on behalf of the Participant to the Plan or any other qualified defined contribution plan maintained by the "415 employer" under the limits of this Subsection 6.12(b), such "excess 415 amount" shall be deemed to consist first of the "annual additions" allocated to this Plan and shall be reduced as provided in Subsection 6.12(a)(4); provided, however, that if the "415 employer" maintains both a profit sharing plan and a money purchase pension plan under this Basic Plan Document, "annual additions" to the money purchase pension plan shall be reduced only after all "annual additions" to the profit sharing plan have been reduced.

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     (c) Employer Maintains or Maintained Defined Benefit Plan: For Limitation
     Years beginning prior to January 1, 2000, if the "415 employer" maintains, or at any time maintained, a qualified defined benefit plan, the sum of any Participant's "defined benefit plan fraction and "defined contribution plan fraction" shall not exceed the combined plan limitation of 1.00 in any such Limitation Year. The combined plan limitation shall be met by reducing "annual additions" under the Plan, unless otherwise provided in the qualified defined benefit plan.

     (d) Adjustment to Compensation: Compensation for purposes of this Section
     6.12 shall include amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Code Section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b).


ARTICLE 7. PARTICIPANTS' ACCOUNTS.

7.01. INDIVIDUAL ACCOUNTS. The Administrator shall establish and maintain an Account for each Participant that shall reflect Employer and Employee contributions made on behalf of the Participant and earnings, expenses, gains and losses attributable thereto, and investments made with amounts in the Participant's Account. The Administrator shall establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. The Administrator shall notify the Trustee of all Accounts established and maintained under the Plan.

7.02. VALUATION OF ACCOUNTS. Participant Accounts shall be valued at their fair market value at least annually as of a date specified by the Administrator in accordance with a method consistently followed and uniformly applied, and on such date earnings, expenses, gains and losses on investments made with amounts in each Participant's Account shall be allocated to such Account. Participants shall be furnished statements of their Account values at least once each Plan Year.


ARTICLE 8. INVESTMENT OF CONTRIBUTIONS.

8.01. MANNER OF INVESTMENT. All contributions made to the Accounts of Participants shall be held for investment by the Trustee. Except as otherwise specifically provided in Section 20.10, the Accounts of Participants shall be invested and reinvested only in Permissible Investments selected by the Employer and designated in the Service Agreement.

8.02. INVESTMENT DECISIONS. Investments shall be directed by the Employer or by each Participant or both, in accordance with the Employer's election in Subsection 1.23 of the Adoption Agreement. Pursuant to Section 20.04, the Trustee shall have no discretion or authority with respect to the investment of the Trust Fund.

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     (a) With respect to those Participant Accounts for which Employer investment direction is elected, the Employer (in its capacity as a named fiduciary under ERISA) has the right to direct the Trustee in writing with respect to the investment and reinvestment of assets comprising the Trust Fund in the Permissible Investments designated in the Service Agreement.

     (b) With respect to those Participant Accounts for which Participant investment direction is elected, each Participant shall direct the investment of his Account among the Permissible Investments designated in the Service Agreement. The Participant shall file initial investment instructions with the Administrator, on such form as the Administrator may provide, selecting the Permissible Investments in which amounts credited to his Account shall be invested.

          (1) Except as provided in this Section 8.02, only authorized Plan contacts and the Participant shall have access to a Participant's Account. While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent required by a qualified domestic relations order as defined in Code Section 414 (p), an alternate payee shall make investment decisions with respect to any segregated account established in the name of the alternate payee as provided in Section 18.04.

          (2) If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, the Trustee shall promptly notify the Administrator and the Administrator shall take steps to elicit instructions from the Participant. The Trustee shall credit any such contribution to the Participant's Account and such amount shall be invested in the Permissible Investment selected by the Employer for such purposes or, absent Employer selection, in the most conservative Permissible Investment designated in the Service Agreement, until investment instructions have been received by the Trustee.

          If the Employer elects to allow Participants to direct the investment of their Account in Subsection 1.23(b) or (c) of the Adoption Agreement, the Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The fiduciaries of the Plan shall be relieved of liability for any losses that are the direct and necessary result of investment instructions given by the Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order. The Employer shall not be relieved of fiduciary responsibility for the selection and monitoring of the Permissible Investments under the Plan.

     (c) All dividends, interest, gains and distributions of any nature received in respect of Fund Shares shall be reinvested in additional shares of that Permissible Investment.

     (d) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.


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8.03. PARTICIPANT DIRECTIONS TO TRUSTEE. The method and frequency for change of investments shall be determined under (a) the rules applicable to the Permissible Investments selected by the Employer and designated in the Service Agreement and (b) any additional rules of the Employer limiting the frequency of investment changes, which are included in a separate written administrative procedure adopted by the Employer and accepted by the Trustee. The Trustee shall have no duty to inquire into the investment decisions of a Participant or to advise him regarding the purchase, retention, or sale of assets credited to his Account.


ARTICLE 9. PARTICIPANT LOANS.

9.01. SPECIAL DEFINITIONS. For purposes of this Article, the following special definitions shall apply:

     (a) A "PARTICIPANT" is any Participant or Beneficiary, including an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), who is a party-in-interest (as determined under ERISA
     Section 3(14)) with respect to the Plan.

     (b) An "OWNER-EMPLOYEE" is, if the Employer is a sole proprietorship for Federal income tax purposes (regardless of its characterization under state law), the individual who is the sole proprietor or sole member, as applicable; if the Employer is a partnership for Federal income tax purposes (regardless of its characterization under state law), a partner or member, as applicable, who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

     (c) A "SHAREHOLDER-EMPLOYEE" is an employee or officer of an electing small business (Subchapter 5) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than five percent of the outstanding stock of the corporation.

9.02. PARTICIPANT LOANS. If so provided by the Employer in Section 1.17 of the Adoption Agreement, the Administrator shall allow "participants" to apply for a loan from their Accounts under the Plan, subject to the provisions of this
Article 9.

9.03. SEPARATE LOAN PROCEDURES. All Plan loans shall be made and administered in accordance with separate loan procedures that are hereby incorporated into the Plan by reference.

9.04. AVAILABILITY OF LOANS. Loans shall be made available to all "participants" on a reasonably equivalent basis. Notwithstanding the preceding sentence, no loans shall be made to (a) an Eligible Employee who makes a Rollover Contribution in accordance with Section 5.06, but who has not satisfied the requirements of Section 4.01 to become an Active Participant or (b) a "shareholder-employee" or "owner-employee".


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     Loans shall not be made available to "participants" who are Highly
Compensated Employees in an amount greater than the amount made available to other "participants".

9.05. LIMITATION ON LOAN AMOUNT. No loan to any "participant" shall be made to the extent that such loan when added to the outstanding balance of all other loans to the "participant" would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of plan loans during the one-year period ending on the day before the loan is made over the outstanding balance of plan loans on the date the loan is made, or (b) one-half the present value of the "participant's" vested interest in his Account. For purposes of the above limitation, plan loans include all loans from all plans maintained by the Employer and any Related Employer.

9.06. INTEREST RATE. All loans shall bear a reasonable rate of interest as determined by the Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The determination of a reasonable rate of interest must be based on appropriate regional factors unless the Plan is administered on a national basis in which case the Administrator may establish a uniform reasonable rate of interest applicable to all regions.

9.07. LEVEL AMORTIZATION. All loans shall by their terms require that repayment (principal and interest) be amortized in level payments, not less than quarterly, over a period not extending beyond five years from the date of the loan unless such loan is for the purchase of a "participant's" primary residence. Notwithstanding the foregoing, the amortization requirement may be waived for a period not exceeding one year during which a "participant" is on a leave of absence from employment with the Employer and any Related Employer either without pay or at a rate of pay which, after withholding for employment and income taxes, is less than the amount of the installment payments required under the terms of the loan. Installment payments must resume after such leave of absence ends or, if earlier, after the first year of such leave of absence, in an amount that is not less than the amount of the installment payments required under the terms of the original loan. No waiver of the amortization requirements shall extend the period of the loan beyond five years from the date of the loan, unless the loan is for purchase of the "participant's" primary residence.

9.08. SECURITY. Loans must be secured by the "participant's" vested interest in his Account not to exceed 50 percent of such vested interest. If the provisions of Section 14.04 apply to a Participant, a Participant must obtain the consent of his or her spouse, if any, to use his vested interest in his Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

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9.09. TRANSFER AND DISTRIBUTION OF LOAN AMOUNTS FROM PERMISSIBLE INVESTMENTS.
The Employer shall confirm the order in which the Permissible Investments shall be liquidated in order that the loan amount can be transferred and distributed.

9.10. DEFAULT. The Administrator shall treat a loan in default if

     (a) any scheduled repayment remains unpaid at the end of the period specified in the separate loan procedures (unless payment is not made due to a waiver of the amortization schedule for a "participant" who is on a leave of absence, as described in Section 9.07), or

     (b) there is an outstanding principal balance existing on a loan after the last scheduled repayment date.

     Upon default, the entire outstanding principal and accrued interest shall be immediately due and payable. If a distributable event (as defined by the Code) has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the "participant's" vested interest in his Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the "participant's" vested interest in his Account as soon as a distributable event occurs. The Trustee shall have no obligation to foreclose on the promissory note and offset the outstanding balance of the loan except as directed by the Administrator.

9.11. EFFECT OF TERMINATION WHERE PARTICIPANT HAS OUTSTANDING LOAN BALANCE. If a Participant has an outstanding loan balance at the time his employment terminates, the entire outstanding principal and accrued interest shall be immediately due and payable. Any outstanding loan amounts that are immediately due and payable hereunder shall be treated in accordance with the provisions of Sections 9.10 and 9.12 as if the Participant had defaulted on the outstanding loan.

9.12. DEEMED DISTRIBUTIONS UNDER CODE SECTION 72(p). Notwithstanding the provisions of Section 9.10, if a "participant's" loan is in default, the "participant" shall be treated as having received a taxable "deemed distribution" for purposes of Code Section 72(p), whether or not a distributable event has occurred. The amount of a loan that is a deemed distribution ceases to be an outstanding loan for purposes of Code Section 72, except as otherwise specifically provided herein, and a Participant shall not be treated as having received a taxable distribution when the Participant's Account is offset by the outstanding balance of the loan amount as provided in Section
9.10. In addition, interest that accrues on a loan after it is deemed distributed shall not be treated as an additional loan to the Participant and shall not be included in the income of the Participant as a deemed distribution. Notwithstanding the foregoing, unless a Participant repays a loan that has been deemed distributed, with interest thereon, the amount of such loan, with interest, shall be considered an outstanding loan under Code Section 72(p) for purposes of determining the applicable limitation on subsequent loans under
Section 9.05.


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     If a Participant makes payments on a loan that has been deemed distributed, payments made on the loan after the date it was deemed distributed shall be treated as Employee Contributions to the Plan for purposes of increasing the Participant's tax basis in his Account, but shall not be treated as Employee Contributions for any other purpose under the Plan, including application of the "ACP" test described in Section 6.06 and application of the Code Section 415 limitations described in Section 6.12.

     The provisions of this Section 9.12 regarding treatment of loans that are deemed distributed shall be effective as of

     (a) the Effective Date, if the Plan is a new plan or is an amendment and restatement of a plan that administered loans in accordance with the provisions of Q & A 19 and 20 of Section 1.72(p)-1 of the Proposed Treasury Regulations immediately prior to the Effective Date or

     (b) as of the January 1 coinciding with or immediately following the Effective Date, in any other case.

Any loan that was deemed distributed prior to the date the provisions of this
Section 9.12 are effective shall be administered in accordance with the provisions of this Section 9.12 to the extent such administration is consistent with the transition rules in Q & A 21(c)(2) of Section 1.72(p)-1 of the Proposed Treasury Regulations.

9.13. DETERMINATION OF ACCOUNT VALUE UPON DISTRIBUTION WHERE PLAN LOAN IS OUTSTANDING. Notwithstanding any other provision of the Plan, the portion of a "participant's" vested interest in his Account that is held by the Plan as security for a loan outstanding to the "participant" in accordance with the provisions of this Article shall reduce the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100 percent of a "participant's" vested interest in his Account (determined without regard to the preceding sentence) is payable to the "participant's" surviving spouse or other Beneficiary, then the Account shall be adjusted by first reducing the "participant's" vested interest in his Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse or other Beneficiary.


ARTICLE 10. IN-SERVICE WITHDRAWALS.

10.01. AVAILABILITY OF IN-SERVICE WITHDRAWALS. Except as otherwise permitted under Section 11.02 with respect to Participants who continue in employment past Normal Retirement Age, or as required under Section 12.04 with respect to Participants who continue in employment past their Required Beginning Date, a Participant shall not be permitted to make a withdrawal from his Account under the Plan prior to retirement or termination of employment with the Employer and all Related Employers, if any, except as provided in this Article.


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10.02. WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. A Participant may elect to withdraw, in cash, up to 100 percent of the amount then credited to his Employee Contributions Account. Such withdrawals may be made at any time, unless the Employer elects in Subsection 1.18(c)(1)(A) of the Adoption Agreement to limit the frequency of such withdrawals.

10.03. WITHDRAWAL OF ROLLOVER CONTRIBUTIONS. A Participant may elect to withdraw, in cash, up to 100 percent of the amount then credited to his Rollover Contributions Account. Such withdrawals may be made at any time.

10.04. AGE 59 1/2 WITHDRAWALS. If so provided by the Employer in Subsection 1.18(b) or the Protected In-Service Withdrawals Addendum to the Adoption Agreement, a Participant who continues in employment as an Employee and who has attained the age of 59 1/2 is permitted to withdraw upon request all or any portion of the Accounts specified by the Employer in Subsection 1.18(b) or the Protected In-Service Withdrawals Addendum to the Adoption Agreement, as applicable.

10.05. HARDSHIP WITHDRAWALS. If so provided by the Employer in Subsection 1.18(a) of the Adoption Agreement, a Participant who continues in employment as an Employee may apply to the Administrator for a hardship withdrawal of all or any portion of his Deferral Contributions Account (excluding any earnings thereon accrued after the later of December 31, 1988 or the last day of the last Plan Year ending before July 1, 1989) and, if so provided by the Employer in Subsection 1.18(d)(2), such other Accounts as maybe specified in Subsection (c) of the Protected In-Service Withdrawals Addendum to the Adoption Agreement. The minimum amount that a Participant may withdraw because of hardship is $500.

     For purposes of this Section 10.05, a withdrawal is made on account of hardship if made on account of an immediate and heavy financial need of the Participant where such Participant lacks other available resources. Determinations with respect to hardship shall be made by the Administrator and shall be conclusive for purposes of the Plan, and shall be based on the following special rules:

     (a) The following are the only financial needs considered immediate and heavy:

          (1) expenses incurred or necessary for medical care (within the meaning of Code Section 213(d)) of the Participant, the Participant's spouse, children, or dependents;

          (2) the purchase (excluding mortgage payments) of a principal residence for the Participant;

          (3) payment of tuition, related educational fees, and room and board for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

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          (4) the need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

          (5) any other financial need determined to be immediate and heavy under rules and regulations issued by the Secretary of the Treasury or his delegate.

     (b) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

          (1) The Participant has obtained all distributions, other than the hardship withdrawal, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer or any Related Employer;

          (2) The Participant suspends Deferral Contributions and Employee Contributions to the Plan for the 12-month period following the date of his hardship withdrawal. The suspension must also apply to all elective contributions and employee contributions to all other qualified plans and non-qualified plans maintained by the Employer or any Related Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase, and other similar plans, but not including health and welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan);

          (3) The withdrawal amount is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

          (4) The Participant agrees to limit Deferral Contributions (and "elective deferrals", as defined in Subsection 6.01(i)) to the Plan and any other qualified plan maintained by the Employer or a Related Employer for the calendar year immediately following the calendar year in which the Participant received the hardship withdrawal to the applicable limit under Code Section 402(g) for such calendar year less the amount of the Participant's Deferral Contributions (and "elective deferrals") for the calendar year in which the Participant received the hardship withdrawal.

10.06. PRESERVATION OF PRIOR PLAN IN-SERVICE WITHDRAWAL RULES. As indicated by the Employer in Subsection 1.18(d) of the Adoption Agreement, to the extent required under Code Section 411(d)(6), in-service withdrawals that were available under a prior plan shall be available under the Plan.

     (a) If the Plan is a profit sharing plan, the following provisions shall apply to preserve prior in-service withdrawal provisions.

          (1) If the Plan is an amendment and restatement of a prior plan or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant's Matching Employer and/or Nonelective Employer


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          Contributions Accounts of amounts that have been held in such Accounts for a specified period of time, a Participant shall be entitled to withdraw at any time prior to his termination of employment, subject to any restrictions applicable under the prior plan that the Employer elects in Subsection 1.18(d)(1)(A)(i) of the Adoption Agreement to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction), any vested amounts held in such Accounts for the period of time specified by the Employer in Subsection 1.18(d)(1)(A) of the Adoption Agreement.

          (2) If the Plan is an amendment and restatement of a prior plan or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant's Matching Employer and/or Nonelective Employer Contributions Accounts by Participants with at least 60 months of participation, a Participant with at least 60 months of participation shall be entitled to withdraw at any time prior to his termination of employment, subject to any restrictions applicable under the prior plan that the Employer elects in Subsection 1.18(d)(1)(B)(i) of the Adoption Agreement to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction), any vested amounts held in such Accounts.

          (3) If the Plan is an amendment and restatement of a prior plan or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant's Matching Employer and/or Nonelective Employer Contributions Accounts under any other circumstances, a Participant who has met any applicable requirements, as set forth in the Protected In-Service Withdrawals Addendum to the Adoption Agreement, shall be entitled to withdraw at any time prior to his termination of employment any vested amounts held in such Accounts, subject to any restrictions applicable under the prior plan that the Employer elects to continue under the Plan as amended and restated hereunder, as set forth in the Protected In-Service Withdrawal Addendum to the Adoption Agreement.

     (b) If the Plan is a money purchase pension plan that is an amendment and restatement of a prior profit sharing plan or is a transferee plan of a prior profit sharing plan that provided for in-service withdrawals from any portion of a Participant's Account other than his Employee Contributions and/or Rollover Contributions Accounts, a Participant who has met any applicable requirements, as set forth in the Protected in-Service Withdrawals Addendum to the Adoption Agreement, shall be entitled to withdraw at any time prior to his termination of employment his vested interest in amounts attributable to such prior profit sharing accounts, subject to any restrictions applicable under the prior plan that the Employer elects to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction), as set forth in the Protected In-Service Withdrawal Addendum to the Adoption Agreement.


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10.07. RESTRICTIONS ON IN-SERVICE WITHDRAWALS. The following restrictions apply to any in-service withdrawal made from a Participant's Account under this
Article:

     (a) If the provisions of Section 14.04 apply to a Participant's Account, the Participant must obtain the consent of his spouse, if any, to obtain an in-service withdrawal.

     (b) In-service withdrawals shall be made in a lump sum payment, except that if the provisions of Section 14.04 apply to a Participant's Account, the Participant may receive the in-service withdrawal in the form of a "qualified joint and survivor annuity", as defined in Subsection 14.01(a).

     (c) Notwithstanding any other provision of the Plan to the contrary other than the provisions of Section 11.02, a Participant shall not be permitted to make an in-service withdrawal from his Account of amounts attributable to contributions made to a money purchase pension plan, except employee and/or rollover contributions that were held in a separate account(s) under such plan.

10.08. DISTRIBUTION OF WITHDRAWAL AMOUNTS. The Employer shall confirm the order in which the Permissible Investments shall be liquidated in order that the withdrawal amount can be distributed.


ARTICLE 11. RIGHT TO BENEFITS.

11.01. NORMAL OR EARLY RETIREMENT. Each Participant who continues in employment as an Employee until his Normal Retirement Age or, if so provided by the Employer in Subsection 1.13(b) of the Adoption Agreement, Early Retirement Age, shall have a vested interest in his Account of 100 percent regardless of any vesting schedule elected in Section 1.15 of the Adoption Agreement. If a Participant retires upon the attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement.

11.02. LATE RETIREMENT. If a Participant continues in employment as an Employee after his Normal Retirement Age, he shall continue to have a 100 percent vested interest in his Account and shall continue to participate in the Plan until the date he establishes with the Employer for his late retirement. Until he retires, he has a continuing election to receive all or any portion of his Account.

11.03. DISABILITY RETIREMENT. If so provided by the Employer in Subsection 1.13(c) of the Adoption Agreement, a Participant who becomes disabled while employed as an Employee shall have a 100 percent vested interest in his Account regardless of any vesting schedule elected in Section 1.15 of the Adoption Agreement. An Employee is considered disabled if he satisfies any of the requirements for disability retirement selected by the Employer in Section 1.14 of the Adoption Agreement and terminates his employment with the Employer. Such termination of employment is referred to as a disability retirement. Determinations with respect to disability shall be made by the Administrator.


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11.04. DEATH. If a Participant who is employed as an Employee dies, his Account shall become 100 percent vested and his designated Beneficiary shall be entitled to receive the balance of his Account, plus any amounts thereafter credited to his Account. If a Participant whose employment as an Employee has terminated dies, his designated Beneficiary shall be entitled to receive the Participant's vested interest in his Account.

     A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount shall be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid in a lump sum to the deceased Beneficiary's estate.

     Subject to the requirements of Section 14.04, a Participant may designate a Beneficiary, or change any prior designation of Beneficiary by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. In the case of a married Participant, the Participant's spouse shall be deemed to be the designated Beneficiary unless the Participant's spouse has consented to another designation in the manner described in Section 14.06.

11.05. OTHER TERMINATION OF EMPLOYMENT. If a Participant terminates his employment with the Employer and all Related Employers, if any, for any reason other than death or normal, late, or disability retirement, he shall be entitled to a termination benefit equal to the sum of (a) his vested interest in the balance of his Matching Employer and/or Nonelective Employer Contributions Account(s), other than the balance attributable to safe harbor Matching Employer and/or safe harbor Nonelective Employer Contributions elected by the Employer in Subsection 1.10(a)(3) or 1.11(a)(3) of the Adoption Agreement, such vested interest to be determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.15 of the Adoption Agreement, and (b) the balance of his Deferral, Employee, Qualified Nonelective Employer, Qualified Matching Employer, and Rollover Contributions Accounts, and the balance of his Matching Employer or Nonelective Employer Contributions Account that is attributable to safe harbor Matching Employer and/or safe harbor Nonelective Employer Contributions.

11.06. APPLICATION FOR DISTRIBUTION. Unless a Participant's Account is cashed out as provided in Section 13.02, a Participant (or his Beneficiary, if the Participant has died) who is entitled to a distribution hereunder must make application, in a form acceptable to the Administrator, for a distribution from his Account. No distribution shall be made hereunder without proper application therefor, except as otherwise provided in Section 13.02.


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11.07. APPLICATION OF VESTING SCHEDULE FOLLOWING PARTIAL DISTRIBUTION. If a
distribution from a Participant's Matching Employer and/or Nonelective Employer Contributions Account has been made to him at a time when he is less than 100 percent vested in such Account balance, the vesting schedule(s) in Section 1.15 of the Adoption Agreement shall thereafter apply only to the balance of his Account attributable to Matching Employer and/or Nonelective Employer Contributions allocated after such distribution. The balance of the Account from which such distribution was made shall be transferred to a separate account immediately following such distribution.

     At any relevant time prior to a forfeiture of any portion thereof under
Section 11.08, a Participant's vested interest in such separate account shall be equal to P(AB + (RxD))-(RxD), where P is the Participant's vested interest at the relevant time determined under Section 11.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 11.08 below, any balance in the Participant's separate account shall remain 100 percent vested.

11.08. FORFEITURES. If a Participant terminates his employment with the Employer and all Related Employers before he is 100 percent vested in his Matching Employer and/or Nonelective Employer Contributions Accounts, the non-vested portion of his Account (including any amounts credited after his termination of employment) shall be forfeited by him as follows:

     (a) If the Inactive Participant elects to receive distribution of his entire vested interest in his Account, the non-vested portion of his Account shall be forfeited upon the complete distribution of such vested interest, subject to the possibility of reinstatement as provided in
     Section 11.10. For purposes of this Subsection, if the value of an Employee's vested interest in his Account balance is zero, the Employee shall be deemed to have received a distribution of his vested interest immediately following termination of employment.

     (b) If the Inactive Participant elects not to receive distribution of his vested interest in his Account following his termination of employment, the non-vested portion of his Account shall be forfeited after the Participant has incurred five consecutive Breaks in Vesting Service.

     No forfeitures shall occur solely as a result of a Participant's withdrawal of Employee Contributions.

     11.09. APPLICATION OF FORFEITURES. Any forfeitures occurring during a Plan Year shall be applied to reduce the contributions of the Employer, unless the Employer has elected in Subsection 1.15(d)(3) of the Adoption Agreement that such remaining forfeitures shall be allocated among the Accounts of Active Participants who are eligible to receive allocations of Nonelective Employer Contributions for the Plan Year in which the forfeiture occurs. Forfeitures that


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are allocated among the Accounts of eligible Active Participants shall be allocated in the same manner as Nonelective Employer Contributions. If the plan is a money purchase pension plan or the Employer has elected a fixed Nonelective Employer Contribution rate rather than a discretionary rate, forfeitures shall incrementally increase the amount allocated to the Accounts of eligible Active Participants. Notwithstanding any other provision of the Plan to the contrary, forfeitures may first be used to pay administrative expenses under the Plan, as directed by the Employer. To the extent that forfeitures are not used to reduce administrative expenses under the Plan, as directed by the Employer, forfeitures will be applied in accordance with this Section 11.09.

     Pending application, forfeitures shall be held in the Permissible Investment selected by the Employer for such purpose or, absent Employer selection, in the most conservative Permissible Investment designated by the Employer in the Service Agreement.

     Notwithstanding any other provision of the Plan to the contrary, in no event may forfeitures be used to reduce the Employer's obligation to remit to the Trust (or other appropriate Plan funding vehicle) loan repayments made pursuant to Article 9, Deferral Contributions or Employee Contributions.

11.10. REINSTATEMENT OF FORFEITURES. If a Participant forfeits any portion of his Account under Subsection 11.08(a) because of distribution of his complete vested interest in his Account, but again becomes an Employee, then the amount so forfeited, without any adjustment for the earnings, expenses, losses, or gains of the assets credited to his Account since the date forfeited, shall be recredited to his Account (or to a separate account as described in Section 11.07, if applicable) if he meets all of the following requirements:

     (a) he again becomes an Employee before the date he incurs five-consecutive Breaks in Vesting Service following the date complete distribution of his vested interest was made to him; and

     (b) he repays to the Plan the amount previously distributed to him, without interest, within five years of his Reemployment Date. If an Employee is deemed to have received distribution of his complete vested interest as provided in Section 11.08, the Employee shall be deemed to have repaid such distribution on his Reemployment Date.

     Upon such an actual or deemed repayment, the provisions of the Plan (including Section 11.07) shall thereafter apply as if no forfeiture had occurred. The amount to be recredited pursuant to this paragraph shall be derived first from the forfeitures, if any, which as of the date of recrediting have yet to be applied as provided in Section 11.09 and, to the extent such forfeitures are insufficient, from a special contribution to be made by the Employer.

11.11. ADJUSTMENT FOR INVESTMENT EXPERIENCE. If any distribution under this
Article 11 is not made in a single payment, the amount retained by the Trustee after the distribution shall be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is


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invested and any expenses properly charged under the Plan and Trust to such amounts.

ARTICLE 12. DISTRIBUTIONS.

12.01. RESTRICTIONS ON DISTRIBUTIONS. A Participant, or his Beneficiary, may not receive a distribution from his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, safe harbor Matching Employer Contributions or safe harbor Nonelective Employer Contributions Accounts earlier than upon the Participant's separation from service with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10, Section 11.02 or Section 12.04. Notwithstanding the foregoing, amounts may also be distributed from such Accounts, in the form of a lump sum only, upon

     (a) Termination of the Plan without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or 409) or a simplified employee pension plan as defined in Code Section 408(k)

     (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)
     (2)) used in a trade or business of such corporation if such corporation continues to maintain the Plan after the disposition, but only with respect to former Employees who continue employment with the corporation acquiring such assets.

     (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to former Employees who continue employment with such subsidiary.

12.02. TIMING OF DISTRIBUTION FOLLOWING RETIREMENT OR TERMINATION OF EMPLOYMENT. Except as otherwise elected by the Employer in Subsection 1.20(b) and provided in the Postponed Distribution Addendum to the Adoption Agreement, the balance of a Participant's vested interest in his Account shall be distributable upon his termination of employment with the Employer and all Related Employers, if any, because of death, normal, early, or disability retirement (as permitted under the Plan), or other termination of employment. Notwithstanding the foregoing, a Participant whose vested interest in his Account exceeds $5,000 as determined under Section 13.02 (or such larger amount as may be specified in Code Section 417(e)(1)) may elect to postpone distribution of his Account until his Required Beginning Date. A Participant who elects to postpone distribution has a continuing election to receive such distribution prior to the date as of which distribution is required, unless such Participant is reemployed as an Employee.

12.03. PARTICIPANT CONSENT TO DISTRIBUTION. If a Participant's vested interest in his Account exceeds $5,000 as determined under Section 13.02 (or such larger amount as may be specified in Code Section 417(e)(1)), no distribution shall be made to the Participant before he reaches his Normal Retirement Age (or age 62,



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if later), unless the consent of the Participant has been obtained. Such consent shall be made within the 90-day period ending on the Participant's Annuity Starting Date.

     The consent of the Participant's spouse must also be obtained if the Participant's Account is subject to the provisions of Section 14.04, unless the distribution shall be made in the form of a "qualified joint and survivor annuity" as defined in Section 14.01. A spouse's consent to early distribution, if required, must satisfy the requirements of Section 14.06.

     Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code
Section 401(a)(9) or Code Section 415. In addition, upon termination of the Plan if it does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Related Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) the Participant's Account shall, without the Participant's consent, be distributed to the Participant. However, if any Related Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Participant's Account shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

12.04. REQUIRED COMMENCEMENT OF DISTRIBUTION TO PARTICIPANTS. In no event shall distribution to a Participant commence later than the earlier of the dates described in (a) and (b) below:

     (a) unless the Participant (and his spouse, if appropriate) elects otherwise, the 60th day after the close of the Plan Year in which occurs the latest of (i) the date on which the Participant attains Normal Retirement Age, or age 65, if earlier, (ii) the date on which the Participant's employment with the Employer and all Related Employers ceases, or (iii) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

     (b) the Participant's Required Beginning Date.

     Notwithstanding the provisions of Subsection 12.04(a) above, the failure of a Participant (and the Participant's spouse, if applicable) to consent to a distribution as required under Section 12.03, shall be deemed to be an election to defer commencement of payment as provided in Subsection 12.04(a) above.

12.05. REQUIRED COMMENCEMENT OF DISTRIBUTION TO BENEFICIARIES. If a Participant dies before his Annuity Starting Date, the Participant's Beneficiary shall receive distribution of the Participant's vested interest in his Account in the form provided under Article 13 or 14, as applicable, beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall



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be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

(a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

     If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. In the event such spouse dies prior to the date distribution commences, he shall be treated for purposes of this Section 12.05 (other than Subsection 12.05(b) above) as if he were the Participant. Any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     If the Participant has not designated a Beneficiary, or the Participant or Beneficiary has not effectively selected a method of distribution, distribution of the Participant's benefit shall be completed by the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

     If a Participant dies on or after his Annuity Starting Date, but before his entire vested interest in his Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

12.06. WHEREABOUTS OF PARTICIPANTS AND BENEFICIARIES. The Administrator shall at all times be responsible for determining the whereabouts of each Participant or Beneficiary who may be entitled to benefits under the Plan and shall at all times be responsible for instructing the Trustee in writing as to the current address of each such Participant or Beneficiary. The Trustee shall be entitled to rely on the latest written statement received from the Administrator as to such addresses. The Trustee shall be under no duty to make any distributions under the Plan unless and until it has received written instructions from the Administrator satisfactory to the Trustee containing the name and address of the distributee, the time when the distribution is to occur, and the form which the distribution shall take.

     Notwithstanding the foregoing, if the Trustee attempts to make a distribution in accordance with the Administrator's instructions but is unable to make such distribution because the whereabouts of the distributee is unknown, the Trustee



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shall notify the Administrator of such situation and thereafter the Trustee shall be under no duty to make any further distributions to such distributee until it receives further written instructions from the Administrator.

     If the Administrator is unable after diligent attempts to locate a Participant or Beneficiary who is entitled to a benefit under the Plan, the benefit otherwise payable to such Participant or Beneficiary shall be forfeited and applied as provided in Section 11.09. If a benefit is forfeited because the Administrator determines that the Participant or Beneficiary cannot be found, such benefit shall be reinstated by the Employer if a claim is filed by the Participant or Beneficiary with the Administrator and the Administrator confirms the claim to the Employer. Notwithstanding the above, forfeiture of a Participant's or Beneficiary's benefit may occur only if a distribution could be made to the Participant or Beneficiary without obtaining the Participant's or Beneficiary's consent in accordance with the requirements of Section 1.411(a)-11 of the Treasury Regulations.

ARTICLE 13. FORM OF DISTRIBUTION.

13.01. NORMAL FORM OF DISTRIBUTION UNDER PROFIT SHARING PLAN. Unless the Plan is a money purchase pension plan subject to the requirements of Article 14, or a Participant's Account is otherwise subject to the requirements of Section 14.03 or 14.04, distributions to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Participant (or the Participant's Beneficiary, if applicable) and provided by the Employer in Section 1.19 of the Adoption Agreement, under a systematic withdrawal plan (installments). A Participant (or the Participant's
Beneficiary, if applicable) who is receiving distribution under a systematic withdrawal plan may elect to accelerate installment payments or to receive a lump sum distribution of the remainder of his Account balance. Distribution may also be made hereunder in any non-annuity form that is a protected benefit and is provided by the Employer in Section 1.19(d) of the Adoption Agreement.

     Even if the Plan does not otherwise provide for distributions under a systematic withdrawal plan, if a Participant elects to have his Required Beginning Date determined under the provisions of Subsection 2.01(ss)(1)(ii) or his Required Beginning Date occurs under the provisions of Subsection 2.01(ss)(2) while he is still employed by the Employer or a Related Employer on or after his Required Beginning Date, the Participant may elect to receive distributions during the period that he continues employment with the Employer or a Related Employer made under a systematic withdrawal plan that provides the minimum distributions required under Code Section 401(a)(9), as determined under
Section 13.03 of the Plan. Minimum required distributions to a Participant described in the preceding sentence shall only continue to such Participant through the calendar year in which the Participant retires or otherwise terminates employment. Distributions for calendar years following the calendar year in which the Participant retires shall be made in one of the forms of payment otherwise available under the Plan, as provided in Section 1.19 and the
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     Distributions shall be made in cash, except that distributions may be made in Fund Shares of marketable securities (as defined in Code Section 731(c)(2)), other than Fund Shares of Employer Stock, at the election of the Participant, pursuant to the qualifying rollover of such distribution to a Fidelity Investments(R) individual retirement account. A distribution may be made in the form of Fund Shares of Employer Stock or an in-kind distribution of Plan investments that are not marketable securities only if and to the extent provided in Section 1.19(d) of the Adoption Agreement; provided, however, that notwithstanding any other provision of the Plan to the contrary, the right of a Participant to receive a distribution in the form of Fund Shares of Employer Stock or an in-kind distribution of Plan investments that are not marketable securities applies only to that portion of the Participant's Account invested in such form at the time of distribution.

13.02. CASH OUT OF SMALL ACCOUNTS. Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Account is $5,000 (or such larger amount as may be specified in Code Section 417(e)(1)) or less, the Participant's vested interest in his Account shall be distributed in a lump sum as soon as practicable following the Participant's termination of employment because of retirement, disability, death or other termination of employment. For purposes of this Section, until final Treasury Regulations are issued to the contrary, if either (a) a Participant has commenced distribution of his Account under a systematic withdrawal plan or (b) his Account is subject to the provisions of Section 14.04 and the Participant's Annuity Starting Date has occurred with respect to amounts currently held in his Account, the Participant's vested interest in his Account shall be deemed to exceed $5,000 (or such larger amount as may be specified in Code Section 417(e)(1)) if the Participant's vested interest in such amounts exceeded such dollar amount on the Participant's Annuity Starting Date.

     Notwithstanding the provisions of this Section 13.02, the Employer may determine not to cash out Participant Accounts in accordance with the foregoing provisions, provided that such determination is uniform with respect to all Participants and non-discriminatory.

13.03. MINIMUM DISTRIBUTIONS. This Section applies to distributions under a systematic withdrawal plan that are made on or after a Participant's Required Beginning Date or his date of death, if earlier. This Section shall be interpreted and applied in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of
Section 1.401(a)(9)-2 of the Proposed Treasury Regulations, or any successor regulations of similar import.

     Distribution must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend beyond the life expectancy or joint life expectancies of the Participant and his Beneficiary or, if the Participant dies prior to the commencement of distributions from his Account, the life expectancy of the Participant's Beneficiary. The amount to be distributed for each calendar year for which a minimum distribution is required shall be at least an amount equal to the quotient obtained by dividing the


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Participant's interest in his Account by the life expectancy of the Participant or Beneficiary or the joint life and last survivor expectancy of the Participant and his Beneficiary, whichever is applicable. The amount to be distributed for each calendar year shall not be less than an amount equal to the quotient obtained by dividing the Participant's interest in his Account by the lesser of
(a) the applicable life expectancy, or (b) if a Participant's Beneficiary is not his spouse, the applicable divisor determined under Section 1.401(a)(9)-2, Q&A 4 of the Proposed Treasury Regulations, or any successor regulations of similar import. Distributions after the death of the Participant shall be made using the applicable life expectancy under (a) above, without regard to Section 1.401(a)(9)-2 of such regulations. For purposes of this Section 13.03, life expectancy and joint life and last survivor expectancy shall be computed by use of the expected return multiples in Table V and VI of Section 1.72-9 of the Treasury Regulations.

     For purposes of this Section 13.03, the life expectancy of a Participant or a Beneficiary who is the Participant's surviving spouse shall be recalculated annually unless the Participant or the Participant's spouse irrevocably elects otherwise prior to the time distributions are required to begin. If not recalculated in accordance with the foregoing, life expectancy shall be calculated using the attained age of the Participant or Beneficiary, whichever is applicable, as of such individual's birth date in the first year for which a minimum distribution is required reduced by one for each elapsed calendar year since the date life expectancy was first calculated.

     If the Participant dies after distribution of his benefits has begun, distributions to the Participant's Beneficiary shall be made at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

     A Participant's interest in his Account for purposes of this Section 13.03 shall be determined as of the last valuation date in the calendar year immediately preceding the calendar year for which a minimum distribution is required, increased by the amount of any contributions allocated to, and decreased by any distributions from, such Account after the valuation date. Any distribution for the first year for which a minimum distribution is required made after the close of such year shall be treated as if made prior to the close of such year.

     The Administrator shall notify the Trustee in writing whenever a distribution is necessary in order to comply with the minimum distribution rules set forth in this Section 13.03.

13.04. DIRECT ROLLOVERS. Notwithstanding any other provision of the Plan to the contrary, a "distributee" may elect, at the time and in the manner prescribed by the Administrator, to have any portion or all of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a direct rollover; provided, however, that this provision shall not apply if the total "eligible rollover distribution" that the "distributee" is reasonably expected to receive for the calendar year is less than $200 and that a

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"distributee" may not elect a direct rollover with respect to a portion of an
"eligible rollover distribution" if such portion totals less than $500. For purposes of this Section 13.04, the following definitions shall apply:

     (a) "Distributee" means a Participant , the Participant's surviving spouse, and the Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, who is entitled to receive a distribution from the Participant's vested interest in his Account.

     (b) "Eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts "eligible rollover distributions". However, in the case of an "eligible rollover distribution" to a surviving spouse, an "eligible retirement plan" means an individual retirement account or individual retirement annuity.

     (c) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the "distributee", except that an "eligible rollover distribution" does not include the following:

          (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the "distributee" or the joint lives (or joint life expectancies) of the "distributee" and the "distributee's" designated beneficiary, or for a specified period of ten years or more;

          (2) any distribution to the extent such distribution is required under Code Section 401(a)(9);

          (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities)

          (4) any hardship withdrawal of Deferral Contributions made in accordance with the provisions of Section 10.05 or the Protected In-Service Withdrawals Addendum to the Adoption Agreement.

13.05. NOTICE REGARDING TIMING AND FORM OF DISTRIBUTION. Within the period beginning 90 days before a Participant's Annuity Starting Date and ending 30 days before such date, the Administrator shall provide such Participant with written notice containing a general description of the material features and an explanation of the relative values of the forms of benefit available under the Plan and informing the Participant of his right to defer receipt of the distribution until his Required Beginning Date and his right to make a direct rollover.

     Distribution may commence fewer than 30 days after such notice is given, provided that:


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     (a) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option);

     (b) the Participant, after receiving the notice, affirmatively elects a distribution, with his spouse's written consent, if necessary;

     (c) if the Participant's Account is subject to the requirements of Section 14.04, the following additional requirements apply:

          (1) the Participant is permitted to revoke his affirmative distribution election at any time prior to the later of (A) his Annuity Starting Date or (B) the expiration of the seven-day period beginning the day after such notice is provided to him; and

          (2) distribution does not begin to such Participant until such revocation period ends.

13.06. DETERMINATION OF METHOD OF DISTRIBUTION. Subject to Section 13.02, the Participant shall determine the method of distribution of benefits to himself and may determine the method of distribution to his Beneficiary. Such determination shall be made prior to the time benefits become payable under the Plan. If the Participant does not determine the method of distribution to his Beneficiary or if the Participant permits his Beneficiary to override his determination, the Beneficiary, in the event of the Participant's death, shall determine the method of distribution of benefits to himself as if he were the Participant. A determination by the Beneficiary must be made no later than the close of the calendar year in which distribution would be required to begin under Section 12.05 or, if earlier, the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

13.07. NOTICE TO TRUSTEE. The Administrator shall notify the Trustee in any medium acceptable to the Trustee, which may be specified in the Service Agreement, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form of payment of benefits that such Participant or Beneficiary shall receive, (in the case of distributions to a Participant) the name of any designated Beneficiary or Beneficiaries, and such other information as the Trustee shall require.


ARTICLE 14. SUPERSEDING ANNUITY DISTRIBUTION PROVISIONS.

14.01. SPECIAL DEFINITIONS. For purposes of this Article, the following special definitions shall apply:

     (a) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means (1) if the Participant is not married on his Annuity Starting Date, an immediate annuity payable for the life of the Participant or (2) if the Participant is married on his Annuity Starting Date, an immediate annuity for the life of the Participant


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     with a survivor annuity for the life of the Participant's spouse (to whom the Participant was married on the Annuity Starting Date) which is equal to at least 50 percent of the amount of the annuity which is payable during the joint lives of the Participant and such spouse, provided that the survivor annuity shall not be payable to a Participant's spouse if such spouse is not the same spouse to whom the Participant was married on his Annuity Starting Date.

     (b) "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means an annuity purchased with at least 50 percent of a Participant's vested interest in his Account that is payable for the life of a Participant's surviving spouse. The Employer shall specify that portion of a Participant's vested interest in his Account that is to be used to purchase the "qualified preretirement survivor annuity" in Section 1.19 of the Adoption Agreement.

14.02. APPLICABILITY. The provisions of this Article shall apply to a Participant's Account if:

     (a) the Plan is a money purchase pension plan;

     (b) the Plan is an amendment and restatement of a plan that provided an annuity form of payment and such form of payment has not been eliminated pursuant to Subsection 1.19(e) and the Forms of Payment Addendum to the Adoption Agreement;

     (c) the Participant's Account contains assets attributable to amounts directly or indirectly transferred from a plan that provided an annuity form of payment and such form of payment has not been eliminated pursuant to Subsection 1.19(e) and the Forms of Payment Addendum to the Adoption Agreement.

14.03. ANNUITY FORM OF PAYMENT. To the extent provided in Section 1.19 of the Adoption Agreement, a Participant may elect distributions made in whole or in part in the form of an annuity contract. Any annuity contract distributed under the Plan shall be subject to the provisions of this Section 14.03 and, to the extent provided therein, Sections 14.04 through 14.09.

     (a) At the direction of the Administrator, the Trustee shall purchase the annuity contract on behalf of a Participant or Beneficiary from an insurance company. Such annuity contract shall be nontransferable.

     (b) The terms of the annuity contract shall comply with the requirements of the Plan and distributions under such contract shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder.

     (c) The annuity contract may provide for payment over the life of the Participant and, upon the death of the Participant, may provide a survivor annuity continuing for the life of the Participant's designated Beneficiary. Such an annuity may provide for an annuity certain feature for a period not exceeding the life expectancy of the Participant or, if the annuity is


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     payable to the Participant and a designated Beneficiary, the joint life and last survivor expectancy of the Participant and such Beneficiary. If the Participant dies prior to his Annuity Starting Date, the annuity contract distributed to the Participant's Beneficiary may provide for payment over the life of the Beneficiary, and may provide for an annuity certain feature for a period not exceeding the life expectancy of the Beneficiary. The types of annuity contracts provided under the Plan shall be limited to the types of annuities described in Section 1.19 and the Forms of Payment Addendum to the Adoption Agreement.

     (d) The annuity contract must provide for nonincreasing payments.

14.04. "QUALIFIED JOINT AND SURVIVOR ANNUITY" AND "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" REQUIREMENTS. The requirements of this Section 14.04 apply to a Participant's Account if:

     (a) the Plan is a money purchase pension plan;

     (b) the Plan is a profit sharing plan and the Employer has selected distribution in the form of a life annuity as the normal form of distribution with respect to such Participant's Account in Subsection 1.19(c)(2)(B) of the Adoption Agreement; or

     (c) the Plan is a profit sharing plan and the Employer has specified distribution in the form of a life annuity as the normal form of distribution in Subsection (c)(2)(B) of the Forms of Payment Addendum to the Adoption Agreement and the Participant's Annuity Starting Date occurs prior to the date specified in Subsection (c)(4) of the Forms of Payment Addendum to the Adoption Agreement;

     (d) the Participant is permitted to elect and has elected distribution in the form of an annuity contract payable over the life of the Participant.

If a Participant's Account is subject to the requirements of this Section 14.04, distribution shall be made to the Participant in the form of a "qualified joint and survivor annuity" (with a survivor annuity in the percentage amount specified by the Employer in Subsection 1.19 of the Adoption Agreement), unless the Participant waives the "qualified joint and survivor annuity" as provided in
Section 14.05. If the Participant dies prior to his Annuity Starting Date, distribution shall be made to the Participant's surviving spouse, if any, in the form of a "qualified preretirement survivor annuity", unless the Participant waives the "qualified preretirement survivor annuity" as provided in Section 14.05, or the Participant's surviving spouse elects in writing to receive distribution in one of the other forms of payment provided under the Plan. If the Employer has specified in Section 1.19 of the Adoption Agreement that less than 100 percent of a Participant's Account shall be used to purchase the "qualified preretirement survivor annuity", distribution of the balance of the Participant's vested interest in his Account that is not used to purchase the "qualified preretirement survivor annuity" shall be distributed to the Participant's


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designated Beneficiary in accordance with the provisions of Sections 11.04 and
12.05.

14.05. WAIVER OF THE "QUALIFIED JOINT AND SURVIVOR ANNUITY" AND/OR "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" RIGHTS. A Participant may waive the "qualified joint and survivor annuity" described in Section 14.04 and elect another form of distribution permitted under the Plan at any time during the 90-day period ending on his Annuity Starting Date; provided, however, that if the Participant is married, his spouse must consent in writing to such election as provided in
Section 14.06. Spousal consent is not required if the Participant elects distribution in the form of a different "qualified joint and survivor annuity".

     A Participant may waive the "qualified preretirement survivor annuity" and designate a non-spouse Beneficiary at any time during the "applicable election period"; provided, however, that the Participant's spouse must consent in writing to such election as provided in Section 14.06. The "applicable election period" begins on the later of (1) the date the Participant's Account becomes subject to the requirements of Section 14.04 or (2) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the date he terminates employment with the Employer and all Related Employers. The "applicable election period" ends on the earlier of the Participant's Annuity Starting Date or the date of the Participant's death. A Participant whose employment has not terminated may elect to waive the "qualified preretirement survivor annuity" prior to the Plan Year in which he attains age 35, provided that any such waiver shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

     If the Employer has specified in Section 1.19 of the Adoption Agreement that less than 100 percent of a Participant's Account shall be used to purchase the "qualified preretirement survivor annuity", the Participant may designate a non-spouse Beneficiary for the balance of the Participant's vested interest in his Account that is not used to purchase the "qualified preretirement survivor annuity". Such designation shall not be subject to the spousal consent requirements of Section 14.06.

14.06. SPOUSE'S CONSENT TO WAIVER. A spouse's written consent to a Participant's waiver of the "qualified joint and survivor annuity" or "qualified preretirement survivor annuity" forms of distribution must acknowledge the effect of the Participant's election and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (a) specify the form of distribution elected instead of the "qualified joint and survivor annuity", if applicable, and that such form may not be changed (except to a "qualified joint and survivor annuity") without written spousal content and specify any non-spouse Beneficiary designated by the Participant, if applicable, and that such designation may not be changed without written spousal consent or
(b) acknowledge that the spouse has the right to limit consent as provided in clause (a) above, but permit the Participant to change the form of distribution elected or the designated Beneficiary without the spouse's further consent.


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     A Participant's spouse shall be deemed to have given written consent to a
Participant's waiver if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Code Section 401(a)(11) and Treasury Regulations issued thereunder.

     Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be irrevocable and shall be effective only with respect to such spouse and not with respect to any subsequent spouse.

     A spouse's consent to a Participant's waiver shall be valid only if the applicable notice described in Section 14.07 or 14.08 has been provided to the Participant.

14.07. NOTICE REGARDING "QUALIFIED JOINT AND SURVIVOR ANNUITY". The notice provided to a Participant under Section 14.05 shall include a written explanation of (a) the terms and conditions of the "qualified joint and survivor annuity" provided herein, (b) the Participant's right to make, and the effect of, an election to waive the "qualified joint and survivor annuity", (c) the rights of the Participant's spouse under Section 14.06, and (d) the Participant's right to revoke an election to waive the "qualified joint and survivor annuity" prior to his Annuity Starting Date.

14.08. NOTICE REGARDING "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY". If a Participant's Account is subject to the requirements of Section 14.04, the Administrator shall provide the Participant with a written explanation of the "qualified preretirement survivor annuity" comparable to the written explanation provided with respect to the "qualified joint and survivor annuity", as described in Section 14.07. Such explanation shall be furnished within whichever of the following periods ends last:

     (a) the period beginning with the first day of the Plan Year in which the Participant reaches age 32 and ending with the end of the Plan Year preceding the Plan Year in which he reaches age 35;

     (b) a reasonable period ending after the Employee becomes an Active Participant;

     (c) a reasonable period ending after Section 14.04 first becomes applicable to the Participant's Account; or

     (d) in the case of a Participant who separates from service before age 35, a reasonable period ending after such separation from service.

     For purposes of the preceding sentence, the two-year period beginning one year prior to the date of the event described in Subsection 14.08(b), (c) or (d) above, whichever is applicable, and ending one year after such date shall be considered reasonable, provided, that in the case of a Participant who separates from service under Subsection 14.08(d) above and subsequently recommences


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employment with the Employer, the applicable period for such Participant shall be redetermined in accordance with this Section 14.08.

14.09. FORMER SPOUSE. For purposes of this Article, a former spouse of a Participant shall be treated as the spouse or surviving spouse of the Participant, and a current spouse shall not be so treated, to the extent required under a qualified domestic relations order, as defined in Code Section 414(p).

ARTICLE 15. TOP-HEAVY PROVISIONS.

15.01. DEFINITIONS. For purposes of this Article, the following special definitions shall apply:

     (a) "DETERMINATION DATE" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" means the last day of that Plan Year.

     (b) "DETERMINATION PERIOD" means the Plan Year containing the "determination date" and the four preceding Plan Years.

     (c) "KEY EMPLOYEE" means any Employee or former Employee (and the Beneficiary of any such Employee) who at any time during the "determination period" was (1) an officer of the Employer or a Related Employer whose annual Compensation exceeds 50 percent of the dollar limitation under Code
     Section 415(b)(1)(A), (2) one of the ten Employees whose annual Compensation from the Employer or a Related Employer exceeds the dollar limitation under Code Section 415(c)(1)(A) and who owns (or is considered as owning under Code Section 318) one of the largest interests in the Employer and all Related Employers, (3) a five percent owner of the Employer and all Related Employers, or (4) a one percent owner of the Employer and all Related Employers whose annual Compensation exceeds $150,000. The determination of who is a "key employee" shall be made in accordance with Code Section 416(i)(1) and regulations issued thereunder.

     (d) "PERMISSIVE AGGREGATION GROUP" means the "required aggregation group" plus any other qualified plans of the Employer or a Related Employer which, when considered as a group with the "required aggregation group", would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

     (e) "REQUIRED AGGREGATION GROUP" means:

           (1) Each qualified plan of the Employer or Related Employer in which at least one "key employee" participates, or has participated at any time during the "determination period" (regardless of whether the plan has terminated), and

           (2) any other qualified plan of the Employer or Related Employer which enables a plan described in Subsection 15.01(e)(1) above to meet the requirements of Code Section 401(a)(4) or 410.


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     (f) "TOP-HEAVY PLAN" means a plan in which any of the following conditions exists:

           (1) the "top-heavy ratio" for the plan exceeds 60 percent and the Plan is not part of any "required aggregation group" or "permissive aggregation group";

           (2) the plan is a part of a "required aggregation group" but not part of a "permissive aggregation group" and the "top-heavy ratio" for the "required aggregation group" exceeds 60 percent; or

           (3) the plan is a part of a "required aggregation group" and a "permissive aggregation group" and the "top-heavy ratio" for both groups exceeds 60 percent.

     (g) "TOP-HEAVY RATIO" means:

          (1) With respect to the Plan, or with respect to any "required aggregation group" or "permissive aggregation group" that consists solely of defined contribution plans (including any simplified employee pension, as defined in Code Section 408(k)), a fraction, the numerator of which is the sum of the account balances of all "key employees" under the plans as of the "determination date" (including any part of any account balance distributed during the five-year period ending on the "determination date"), and the denominator of which is the sum of all account balances (including any part of any account balance distributed during the five-year period ending on the "determination date") of all participants under the plans as of the "determination date". Both the numerator and denominator of the "top-heavy ratio" shall be increased, to the extent required by Code
          Section 416, to reflect any contribution which is due but unpaid as of the "determination date".

          (2) With respect to any "required aggregation group" or "permissive aggregation group" that includes one or more defined benefit plans which, during the five-year period ending on the "determination date", has covered or could cover an Active Participant in the Plan, a fraction, the numerator of which is the sum of the account balances under the defined contribution plans for all "key employees" and the present value of accrued benefits under the defined benefit plans for all "key employees", and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the "top-heavy ratio" shall be increased for any distribution of an account balance or an accrued benefit made during the five-year period ending on the "determination date" and any contribution due but unpaid as of the "determination date".

          For purposes of Subsections 15.01(g)(1) and (2) above, the value of accounts and the present value of accrued benefits shall be determined as of


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     the most recent "determination date", except as provided in Code Section
     416 and the regulations issued thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of accounts and accrued benefits shall be calculated with reference to the "determination dates" that fall within the same calendar year. The present value of accrued benefits shall be determined using the interest rate and mortality table specified in Subsection 1.21(b) of the Adoption Agreement.

          The accounts and accrued benefits of a Participant who is not a "key employee" but who was a "key employee" in a prior year, or who has not performed services for the Employer or any Related Employer at any time during the five-year period ending on the "determination date", shall be disregarded. The calculation of the "top-heavy ratio", and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Code Section 416 and the regulations issued thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the "top-heavy ratio".

          For purposes of determining if the Plan, or any other plan included in a "required aggregation group" of which the Plan is a part, is a "top-heavy plan", the accrued benefit in a defined benefit plan of an Employee other than a "key employee" shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or a Related Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C)

15.02. APPLICATION. If the Plan is or becomes a "top-heavy plan" in any Plan Year or is automatically deemed to be a "top-heavy plan" in accordance with the Employer's selection in Subsection 1.21(a)(1) of the Adoption Agreement, the provisions of this Article shall apply and shall supersede any conflicting provision in the Plan.

15.03. MINIMUM CONTRIBUTION. Except as otherwise specifically provided in this
Section 15.03, the Nonelective Employer Contributions made for the Plan Year on behalf of any Active Participant who is not a "key employee" shall not be less than the lesser of three percent (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement) of such Participant's Compensation for the Plan Year or, in the case where neither the Employer nor any Related Employer maintains a defined benefit plan which uses the Plan to satisfy Code Section 401(a)(4) or 410, the largest percentage of Employer contributions made on behalf of any "key employee" for the Plan Year, expressed as a percentage of the "key employee's" Compensation for the Plan Year, unless the Employer has provided in Subsection 1.21(c) of the Adoption Agreement that the minimum contribution requirement shall be met under the other plan or plans of the Employer.

     The minimum contribution required under this Section 15.03 shall be made to the Account of an Active Participant even though, under other Plan provisions, the Active Participant would not otherwise be entitled to receive a contribution,


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or would have received a lesser contribution for the Plan Year, because (a) the
Active Participant failed to complete the Hours of Service requirement selected by the Employer in Subsection 1.10(d) or 1.11(c) of the Adoption Agreement, or
(b) the Participant's Compensation was less than a stated amount; provided, however, that no minimum contribution shall be made for a Plan Year to the Account of an Active Participant who is not employed by the Employer or a Related Employer on the last day of the Plan Year.

     The minimum contribution for the Plan Year made on behalf of each Active Participant who is not a "key employee" and who is a participant in a defined benefit plan maintained by the Employer or a Related Employer shall not be less than five percent of such Participant's Compensation for the Plan Year, unless the Employer has provided in Subsection 1.21(c) of the Adoption Agreement that the minimum contribution requirement shall be met under the other plan or plans of the Employer.

     That portion of a Participant's Account that is attributable to minimum contributions required under this Section 15.03, to the extent required to be nonforfeitable under Code Section 416(b), may not be forfeited under Code
Section 411(a)(3)(E).

     Notwithstanding any other provision of the Plan to the contrary, for purposes of this Article, Compensation shall include amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Code Section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b) Compensation shall generally be based on the amount actually paid to the Eligible Employee during the Plan Year or during that portion of the Plan Year during which the Eligible Employee is an Active Participant, as elected by the Employer in Subsection 1.05(c) of the Adoption Agreement.

15.04. MODIFICATION OF ALLOCATION PROVISIONS TO MEET MINIMUM CONTRIBUTION REQUIREMENTS. If the Employer elected a discretionary Nonelective Employer Contribution in Subsection 1.11(b) of the Adoption Agreement, the provisions for allocating Nonelective Employer Contributions described in Subsection 5.10(b) shall be modified as provided herein to meet the minimum contribution requirements of Section 15.03.

     (a) If the Employer selected the non-integrated formula in Subsection 1.11(b)(1) of the Adoption Agreement, Nonelective Employer Contributions shall be allocated as follows:

          (1) Nonelective Employer Contributions shall be allocated to each eligible Active Participant, as determined under this Section 15.04, who is not a "key employee" in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all such eligible Active Participants for the Plan Year; provided, however that such ratio shall not exceed three percent of a Participant's Compensation for the Plan Year (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement)


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          (2) If any Nonelective Employer Contributions remain after the allocation in subsection 15.04(a)(1) above, the remaining
          Nonelective Employer Contributions shall be allocated to each eligible Active Participant, as determined under this Section 15.04, who is a "key employee" in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all such eligible Active Participants for the Plan Year; provided, however that such ratio shall not exceed three percent of a Participant's Compensation for the Plan Year (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement).

          (3) If any Nonelective Employer Contributions remain after the allocation in Subsection 15.04(a)(2) above, the remaining
          Nonelective Employer Contributions shall be allocated to each eligible Active Participant, as determined under this Section 15.04, in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all such eligible Active Participants for the Plan Year.

     (b) If the Employer selected the integrated formula in Subsection 1.11(b)
     (2) of the Adoption Agreement, the "permitted disparity limit", as defined in Subsection 1.11(b)(2) of the Adoption Agreement, shall be reduced by the percentage allocated under Subsection 15.04(b)(1) or (2) below, and the allocation steps in Subsection 5.10(b)(2) shall be preceded by the following steps:

          (1) Nonelective Employer Contributions shall be allocated to each eligible Active Participant, as determined under this Section 15.04, who is not a "key employee" in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all such eligible Active Participants for the Plan Year; provided, however that such ratio shall not exceed three percent of a Participant's Compensation for the Plan Year (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement)

          (2) If any Nonelective Employer Contributions remain after the allocation in Subsection 15.04(b)(1) above, the remaining Nonelective Employer Contributions shall be allocated to each eligible Active Participant, as determined under this Section 15.04, who is a "key employee" in the same ratio that the eligible Active Participant's Compensation for the Plan Year bears to the total Compensation of all such eligible Active Participants for the Plan Year; provided, however that such ratio shall not exceed three percent of a Participant's Compensation for the Plan Year (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement).

          (3) If any Nonelective Employer Contributions remain after the allocation in Subsection 15.04(b)(2) above, the remaining Nonelective


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           Employer Contributions shall be allocated to each eligible Active
           Participant in the same ratio that the eligible Active Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all eligible Participants for the Plan Year; provided, however, that such ratio shall not exceed three percent (or such other percentage selected by the Employer in Subsection 1.21(c) of the Adoption Agreement)

15.05. ADJUSTMENT TO THE LIMITATION ON CONTRIBUTIONS AND BENEFITS. For Limitation Years beginning prior to January 1, 2000, if the Plan is a "top-heavy plan", the number 100 shall be substituted for the number 125 in determining the "defined benefit fraction", as defined in Subsection 6.01(f) and the "defined contribution fraction", as defined in Subsection 6.01(g). However, this substitution shall not take effect with respect to the Plan in any Plan Year in which the following requirements are satisfied:

     (a) The Employer contributions for such Plan Year made on behalf of each eligible Active Participant, as determined under Section 15.03, who is not a "key employee" and who is a participant in a defined benefit plan maintained by the Employer or a Related Employer is not less than 7 1/2 percent of such eligible Active Participant's Compensation.

     (b) The "top-heavy ratio" for the Plan (or the "required aggregation group" or "permissible aggregation group", as applicable) does not exceed 90 percent.

     The substitutions of the number 100 for 125 shall not take effect in any Limitation Year with respect to any Participant for whom no benefits are accrued or contributions made for the Limitation Year.

15.06. ACCELERATED VESTING. For any Plan Year in which the Plan is or is deemed to be a "top-heavy plan" and all Plan Years thereafter, the top-heavy vesting schedule selected by the Employer in Subsection 1.21(d) of the Adoption Agreement shall automatically apply to the Plan. The top-heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those already subject to a vesting schedule which vests at least as rapidly in all cases as the schedule elected in Subsection 1.21(d) of the Adoption Agreement, including benefits accrued before the Plan becomes a "top-heavy plan". Notwithstanding the foregoing provisions of this Section 15.06, the top-heavy vesting schedule does not apply to the Account of any Participant who does not have an Hour of Service after the Plan initially becomes or is deemed to have become a "top-heavy plan" and such Employee's Account attributable to Employer Contributions shall be determined without regard to this Section 15.06.

15.07. EXCLUSION OF COLLECTIVELY-BARGAINED EMPLOYEES. Notwithstanding any other provision of this Article 15, Employees who are included in a unit covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers shall not be included in determining whether or not the Plan is a "top-heavy plan". In addition, such Employees shall not be entitled to a minimum contribution under


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Section 15.03 or accelerated vesting under Section 15.06, unless otherwise provided in the collective bargaining agreement.

ARTICLE 16. AMENDMENT AND TERMINATION.

16.01. AMENDMENTS BY THE EMPLOYER THAT DO NOT AFFECT PROTOTYPE STATUS. The Employer reserves the authority through a board of directors' resolution or similar action, subject to the provisions of Article 1 and Section 16.04, to amend the Plan as provided herein, and such amendment shall not affect the status of the Plan as a prototype plan.

     (a) The Employer may amend the Adoption Agreement to make a change or changes in the provisions previously elected by it. Such amendment may be made either by (1) completing an amended Adoption Agreement on which the Employer has indicated the change or changes, or (2) adopting an amendment, executed by the Employer only, in the form provided by the Prototype Sponsor, that provides replacement pages to be inserted into the Adoption Agreement, which pages include the change or changes. Any such amendment must be filed with the Trustee.

     (b) The Employer may make a separate amendment to the Plan as necessary to satisfy Code Section 415 or 416 because of the required aggregation of multiple plans by completely overriding the Basic Plan Document provisions.

     (c) The Employer may adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as an individually designed plan.

16.02. AMENDMENTS BY THE EMPLOYER THAT AFFECT PROTOTYPE STATUS. The Employer reserves the authority through a board of directors' resolution or similar action, subject to the provisions of Section 16.04, to amend the Plan in a manner other than that provided in Section 16.01. However, upon making such amendment, including, if the Plan is a money purchase pension plan, a waiver of the minimum funding requirement under Code Section 412(d), the Employer may no longer participate in this prototype plan arrangement and shall be deemed to have an individually designed plan. Following such amendment, the Trustee may transfer the assets of the Trust to the trust forming part of such newly adopted plan upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust shall be a qualified trust under the Code.

16.03. AMENDMENT BY THE MASS SUBMITTER SPONSOR AND THE PROTOTYPE SPONSOR. The Mass Submitter Sponsor may in its discretion amend the mass submitter prototype plan at any time, subject to the provisions of Article 1 and Section 16.04, and provided that the Mass Submitter Sponsor mails a copy of such amendment to each Prototype Sponsor that maintains the prototype plan or a minor modifier of the prototype plan. Each Prototype Sponsor shall provide a copy of such amendment to each Employer adopting its prototype plan at the Employer's last known address as shown on the books maintained by the Prototype Sponsor or its affiliates.


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     The Prototype Sponsor may, in its discretion, amend the Plan or the
Adoption Agreement, subject to the provisions of Article 1 and section 16.04, and provided that such amendment does not change the Plan's status as a word for word adoption of the mass submitter prototype plan or a minor modifier of the mass submitter prototype plan, unless such Prototype Sponsor elects no longer to be a sponsoring organization with respect to the mass submitter prototype plan. The Prototype Sponsor shall provide a copy of such amendment to each Employer adopting its prototype plan at the Employer's last known address as shown on the books maintained by the Prototype Sponsor or its affiliates.

16.04. AMENDMENTS AFFECTING VESTED AND/OR ACCRUED BENEFITS. Except as permitted by Section 16.05, Section 1.19(e) and the Forms of Payment Addendum to the Adoption Agreement, and/or Code Section 411(d)(6) and regulations issued thereunder, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment. Furthermore, if the vesting schedule of the Plan is amended, the nonforfeitable interest of a Participant in his Account, determined as of the later of the date the amendment is adopted or the date it becomes effective, shall not be less than the Participant's nonforfeitable interest in his Account determined without regard to such amendment.

     If the Plan is a money purchase pension plan, no amendment to the Plan that provides for a significant reduction in contributions to the Plan shall be made unless notice has been furnished to Participants and alternate payees under a qualified domestic relations order as provided in ERISA Section 204(h).

     If the Plan's vesting schedule is amended because of a change to "top-heavy plan" status, as described in Subsection 15.01(f), the accelerated vesting provisions of Section 15.06 shall continue to apply for all Plan Years thereafter, regardless of whether the Plan is a "top-heavy plan" for such Plan Year.

     If the Plan's vesting schedule is amended and an Employee's vested interest, as calculated by using the amended vesting schedule, is less in any year than the Employee's vested interest calculated under the Plan's vesting schedule immediately prior to the amendment, the amended vesting schedule shall apply only to Employees hired on or after the effective date of the change in vesting schedule.

16.05. RETROACTIVE AMENDMENTS MADE BY MASS SUBMITTER OR PROTOTYPE SPONSOR. An amendment made by the Mass Submitter Sponsor or Prototype Sponsor in accordance with Section 16.03 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if, in published guidance, the Internal Revenue Service either permits or requires such an amendment to be made to enable the Plan and Trust to satisfy the applicable requirements of the Code and all requirements for the retroactive amendment are satisfied.

16.06. TERMINATION. The Employer has adopted the Plan with the intention and expectation that contributions shall be continued indefinitely. However, said


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Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may amend the Plan to discontinue contributions under the Plan or terminate the Plan at any time without any liability hereunder for any such discontinuance or termination. The Employer may terminate the Plan by written notice delivered to the Trustee.

16.07. DISTRIBUTION UPON TERMINATION OF THE PLAN. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant (including a terminated Participant with respect to amounts not previously forfeited by him) who is affected by such termination or partial termination or discontinuance shall have a vested interest in his Account of 100 percent. Subject to Section 12.01 and Article 14, upon receipt of written instructions from the Administrator, the Trustee shall distribute to each Participant or other person entitled to distribution the balance of the Participant's Account in a single lump sum payment. In the absence of such instructions, the Trustee shall notify the Administrator of such situation and the Trustee shall be under no duty to make any distributions under the Plan until it receives written instructions from the Administrator. Upon the completion of such distributions, the Trust shall terminate, the Trustee shall be relieved from all liability under the Trust, and no Participant or other person shall have any claims thereunder, except as required by applicable law.

     If distribution is to be made to a Participant or Beneficiary who cannot be located, the Administrator shall give written instructions to the Trustee to (a) escheat the distributable amount to the State or Commonwealth of the distributee's last known address or (b) draw a check in the distributable amount and mail it to the distributee's last known address. In the absence of such instructions, the Trustee shall make distribution to the distributee by drawing a check in the distributable amount and mailing it to the distributee's last known address.

16.08. MERGER OR CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

ARTICLE 17. AMENDMENT AND CONTINUATION OF PRIOR PLAN; TRANSFER OF FUNDS TO OR FROM OTHER QUALIFIED PLANS.

17.01. AMENDMENT AND CONTINUATION OF PRIOR PLAN. In the event the Employer has previously established a plan (the "prior plan") which is a defined contribution plan under the Code and which on the date of adoption of the Plan meets the applicable requirements of Code Section 401(a), the Employer may, in accordance with the provisions of the prior plan, amend and restate the prior plan in the form of the Plan and become the Employer hereunder, subject to the following:


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     (a) Subject to the provisions of the Plan, each individual who was a
     Participant in the prior plan immediately prior to the effective date of such amendment and restatement shall become a Participant in the Plan.

     (b) Except as provided in Section 16.04, no election may be made under the vesting provisions of the Adoption Agreement if such election would reduce the benefits of a Participant under the Plan to less than the benefits to which he would have been entitled if he voluntarily separated from the service of the Employer immediately prior to such amendment and restatement.

     (c) No amendment to the Plan shall decrease a Participant's accrued benefit or eliminate an optional form of benefit, except as permitted under Section 1.19(e) and the Forms of Payment Addendum to the Adoption Agreement.

     (d) The amounts standing to the credit of a Participant's account immediately prior to such amendment and restatement which represent the amounts properly attributable to (1) contributions by the Participant and
     (2) contributions by the Employer and forfeitures shall constitute the opening balance of his Account or Accounts under the Plan.

     (e) Amounts being paid to an Inactive Participant or to a Beneficiary in accordance with the provisions of the prior plan shall continue to be paid in accordance with such provisions.

     (f) Any election and waiver of the "qualified preretirement survivor annuity", as defined in Section 14.01, in effect after August 23, 1984, under the prior plan immediately before such amendment and restatement shall be deemed a valid election and waiver of Beneficiary under Section
     14.04 if such designation satisfies the requirements of Sections 14.05 and 14.06, unless and until the Participant revokes such election and waiver under the Plan.

     (g) Unless the Employer and the Trustee agree otherwise, all assets of the predecessor trust shall be deemed to be assets of the Trust as of the effective date of such amendment. Such assets shall be invested by the Trustee as soon as reasonably practicable pursuant to Article 8. The Employer agrees to assist the Trustee in any way requested by the Trustee in order to facilitate the transfer of assets from the predecessor trust to the Trust Fund.

17.02. TRANSFER OF FUNDS FROM AN EXISTING PLAN. The Employer may from time to time direct the Trustee, in accordance with such rules as the Trustee may establish, to accept cash, allowable Fund Shares or participant loan promissory notes transferred for the benefit of Participants from a trust forming part of another qualified plan under the Code, provided such plan is a defined contribution plan. Such transferred assets shall become assets of the Trust as of the date they are received by the Trustee. Such transferred assets shall be credited to Participants' Accounts in accordance with their respective interests immediately upon receipt by the Trustee. A Participant's interest under the Plan in transferred assets which were fully vested and nonforfeitable under the transferring plan or which were transferred to the Plan in a manner intended to


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satisfy the requirements of subsection (b) of this Section 17.02 shall be fully vested and nonforfeitable at all times. A Participant's interest under the Plan in transferred assets which were transferred to the Plan in a manner intended to satisfy the requirements of subsection (a) of this Section 17.02 shall be determined in accordance with the terms of the Plan unless the transferor plan's vesting schedule is more favorable. Such transferred assets shall be invested by the Trustee in accordance with the provisions of Subsection 17.01(g) as if such assets were transferred from a prior plan. Except as otherwise provided below, no transfer of assets in accordance with this Section 17.02 may cause a loss of an accrued or optional form of benefit protected by Code Section 411(d)(6).

     Effective for transfers made on or after January 1, 2002, the terms of the Plan as in effect at the time of the transfer shall apply to the amounts transferred regardless of whether such application would have the effect of eliminating or reducing an optional form of benefit protected by Code Section 411(d)(6) which was previously available with respect to any amount transferred to the Plan pursuant to this Section 17.02, provided that such transfer satisfies the requirements set forth in either (a) or (b):

     (a) (1) The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire account balance to the Plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the transferor plan is terminated, to receive any optional form of benefit for which the participant is eligible under the transferor plan as required by Code Section 411(d)(6);

          (2) If the defined contribution plan from which the transfer is made is a money purchase pension plan, the Plan is a money purchase plan or, if the defined contribution plan from which the transfer is made includes a qualified cash or deferred arrangement, the Plan includes a cash or deferred arrangement; and

          (3) The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f)) or in connection with the participant's change in employment status such that the participant is not entitled to additional allocations under the transferor plan.

     (b) (1) The transfer satisfies the requirements of subsection (a) (1) of this Section 17.02;

          (2) The transfer occurs at a time when the Participant is eligible, under the terms of the transferor plan, to receive an immediate distribution of his account;

          (3) If the transfer occurs on or after January 1, 2002, the transfer occurs at a time when the participant is not eligible to receive an


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          immediate distribution of his entire nonforfeitable account balance in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section
          401(a)(31)(C); and

          (4) The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the Plan, equals the entire nonforfeitable account of the participant whose account is being transferred.

     It is the Employer's obligation to ensure that all assets of the Plan, other than those maintained in a separate trust or fund pursuant to the provisions of Section 20.10, are transferred to the Trustee. The Trustee shall have no liability for and no duty to inquire into the administration of such transferred assets for periods prior to the transfer.

17.03. ACCEPTANCE OF ASSETS BY TRUSTEE. The Trustee shall not accept assets which are not either in a medium proper for investment under the Plan, as set forth in the Plan and the Service Agreement, or in cash. Such assets shall be accompanied by instructions in writing (or such other medium as may be acceptable to the Trustee) showing separately the respective contributions by the prior employer and by the Participant, and identifying the assets attributable to such contributions. The Trustee shall establish such accounts as may be necessary or appropriate to reflect such contributions under the Plan. The Trustee shall hold such assets for investment in accordance with the provisions of Article 8, and shall in accordance with the written instructions of the Employer make appropriate credits to the Accounts of the Participants for whose benefit assets have been transferred.

17.04. TRANSFER OF ASSETS FROM TRUST. Effective on or after January 1, 2002, the Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of an Inactive Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code, subject to the following:

     (a) The assets so transferred shall be accompanied by instructions in writing (or such other medium as may be acceptable to the Trustee) from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Inactive Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall not transfer assets hereunder until all applicable filing requirements are met. The Trustee shall have no further liabilities with respect to assets so transferred.

     (b) A transfer of assets made pursuant to this Section 17.04 may result in the elimination or reduction of an optional form of benefit protected by Code Section 411(d)(6), provided that the transfer satisfies the requirements set forth in either (1) or (2):


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          (1) (i) The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire Account to the other defined contribution plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the Plan is terminated, to receive any optional form of benefit for which the Participant is eligible under the Plan as required by Code Section 411(d)(6));

               (ii) If the Plan is a money purchase pension plan, the defined contribution plan to which the transfer is made must be a money purchase pension plan and if the Plan includes a qualified cash or deferred arrangement under Code Section 401(k), the defined contribution plan to which the transfer is made must include a qualified cash or deferred arrangement; and

               (iii) The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f)) or in connection with the Participant's change in employment status such that the Participant becomes an Inactive Participant.

          (2) (i) The transfer satisfies the requirements of subsection (1) (i) of this Section 17.04;

               (ii) The transfer occurs at a time when the Participant is eligible, under the terms of the Plan, to receive an immediate distribution of his benefit;

               (iii) If the transfer occurs on or after January 1, 2002, the transfer occurs at a time when the Participant is not eligible to receive an immediate distribution of his entire nonforfeitable Account in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code
               Section 401(a)(31)(C);

               (iv) The Participant is fully vested in the transferred amount in the transferee plan; and

               (v) The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the transferee plan, equals the entire nonforfeitable Account of the Participant whose Account is being transferred.

ARTICLE 18. MISCELLANEOUS.

18.01. COMMUNICATION TO PARTICIPANTS. The Plan shall be communicated to all Eligible Employees by the Employer promptly after the Plan is adopted.


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18.02. LIMITATION OF RIGHTS. Neither the establishment of the Plan and the
Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event shall the terms of employment or service of any Participant be modified or in any way affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant shall look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

18.03. NONALIENABILITY OF BENEFITS. Except as provided in Code Sections 401(a)(13)(C) and (D) (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA),
Section 1.401(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law, the benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected shall not be recognized. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

18.04. QUALIFIED DOMESTIC RELATIONS ORDERS PROCEDURES. The Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Administrator shall promptly notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Administrator shall provide such notice by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with the Department of Labor regulations.

     If any portion of the Participant's Account is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrator does not make his determination of the qualified status of the order within the 18-month determination period, the Administrator shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not



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exist and shall apply the order prospectively if the Administrator later determines the order is a qualified domestic relations order.

     The Trustee shall set up segregated accounts for each alternate payee when properly notified by the Administrator.

     A domestic relations order shall not fail to be deemed a qualified domestic relations order merely because it requires the distribution or segregation of all or part of a Participant's Account with respect to an alternate payee prior to the Participant's earliest retirement age (as defined in Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if (a) the order specifies distribution at that time and (b) if the present value of the alternate payee's benefits under the Plan exceeds $5,000 as determined under
Section 13.02 (or such larger amount as may be specified in Code Section 417(e)(1)), and the order requires, and the alternate payee consents to, a distribution occurring prior to the Participant's attainment of earliest retirement age.

18.05. ADDITIONAL RULES FOR PAIRED PLANS. If the Employer has adopted both a money purchase pension plan and a profit sharing plan under this Basic Plan Document which are to be considered paired plans, the elections in Section 1.04 of the Adoption Agreement must be identical with respect to both plans. When the paired plans are "top-heavy plans", as defined in Subsection 15.01(f), or are deemed to be "top-heavy plans", the money purchase pension plan shall provide the minimum contribution required under Section 15.03, unless contributions under the money purchase pension plan are frozen.

18.06. APPLICATION OF PLAN PROVISIONS IN MULTIPLE EMPLOYER PLANS.
Notwithstanding any other provision of the Plan to the contrary, if one of the Employers designated in Subsection 1.02(b) of the Adoption Agreement is not a Related Employer, the Prototype Sponsor reserves the right to take any or all of the following actions:

     (a) treat the Plan as a multiple employer plan;

     (b) permit the Employer to amend the Plan to exclude the un-Related Employer from participation in the Plan; or

     (c) treat the Employer as having amended the Plan in the manner described in Section 16.02 such that the Employer may no longer participate in this prototype plan arrangement.

     For the period, if any, that the Prototype Sponsor elects to treat the Plan as a multiple employer plan, each un-Related Employer shall be treated as a separate Employer for purposes of contributions, application of the "ADP" and "ACP" tests described in Sections 6.03 and 6.06, application of the Code Section 415 limitations described in Section 6.12, top-heavy determinations and application of the top-heavy requirements under Article 15, and application of such other Plan provisions as the Employers determine to be appropriate. For any such period, the Prototype Sponsor shall continue to treat the Employer as



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participating in this prototype plan arrangement for purposes of Plan administration, notices or other communications in connection with the Plan, and other Plan-related services; provided, however, that if the Employer applies to the Internal Revenue Service for a determination letter, the multiple employer plan shall be filed on the form appropriate for multiple employer plans. The Administrator shall be responsible for administering the Plan as a multiple employer plan.

18.07. VETERANS REEMPLOYMENT RIGHTS. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u). The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service.

18.08. FACILITY OF PAYMENT. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under state law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

18.09. INFORMATION BETWEEN EMPLOYER AND TRUSTEE. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer, with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Department of Labor thereunder.

18.10. EFFECT OF FAILURE TO QUALIFY UNDER CODE. Notwithstanding any other provision contained herein, if the Employer fails to obtain or retain approval of the Plan by the Internal Revenue Service as a qualified Plan under the Code, the Employer may no longer participate in this prototype Plan arrangement and shall be deemed to have an individually designed plan.

18.11. DIRECTIONS, NOTICES AND DISCLOSURE. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:



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     (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, and, if to the Employer, to the attention of the contact specified in Subsection 1.02(a) of the Adoption Agreement;

     (b) If to the Trustee, to it at the address set forth in Subsection 1.03(a) the Adoption Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

     Any direction, notice or other communication provided to the Employer, the Administrator or the Trustee by another party which is stipulated to be in written form under the provisions of this Plan may also be provided in any medium which is permitted under applicable law or regulation. Any written communication or disclosure to Participants required under the provisions of this Plan may be provided in any other medium (electronic, telephone or otherwise) that is permitted under applicable law or regulation.

18.12. GOVERNING LAW. The Plan and the accompanying Adoption Agreement shall be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

     Nothing contained in Sections 8.02, 19.01 or 19.05 or this Section 18.13 shall he construed in a manner which subjects a governmental plan (as defined in Code Section 414(d)) or a non-electing church plan (as described in Code Section 410(d)) to the fiduciary provisions of Title I of ERISA.

ARTICLE 19. PLAN ADMINISTRATION.

19.01. POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the requirements of ERISA. In addition to the powers and authorities expressly conferred upon it in the Plan, the Administrator shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the discretionary power and authority to interpret and construe the provisions of the Plan, such interpretation to be final and conclusive on all persons claiming benefits under the Plan; to make benefit determinations; to utilize the correction programs or systems established by the Internal Revenue Service (such as the Employee Plans Compliance and Resolution System) or the Department of Labor; and to resolve any disputes arising under the Plan. The Administrator may, by written instrument, allocate and delegate its fiduciary responsibilities in accordance with ERISA
Section 405, including allocation of such responsibilities to an administrative committee formed to administer the Plan.

19.02. NONDISCRIMINATORY EXERCISE OF AUTHORITY. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated shall receive substantially the same treatment.



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19.03. CLAIMS AND REVIEW PROCEDURES. Except to the extent that the provisions of any collective-bargaining agreement provide another method of resolving claims for benefits under the Plan, the provisions of this Section 19.03 shall control with respect to the resolution of such claims; provided, however, that the Employer may institute alternative claims procedures that are more restrictive on the Employer and more generous with respect to persons claiming a benefit under the Plan.

     (a) Claims Procedure. Whenever a request for benefits under the Plan is wholly or partially denied, the Administrator shall notify the person claiming such benefits of its decision in writing. Such notification shall contain (1) specific reasons for the denial of the claim, (2) specific reference to pertinent Plan provisions, (3) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (4) information as to the steps to be taken if the person wishes to submit a request for review. Such notification shall be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim shall be considered denied as of the last day of such period and such person may request a review of his claim.

     (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his duly authorized representative) may (1) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (2) submit written issues and comments to the Administrator. The Administrator shall notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and shall contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review shall be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim shall be considered denied.

19.04. NAMED FIDUCIARY. The Administrator is a "named fiduciary" for purposes of ERISA Section 402(a)(1) and has the powers and responsibilities with respect to the management and operation of the Plan described herein.

19.05. COSTS OF ADMINISTRATION. Unless some or all are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in



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administering the Plan and Trust may be paid from the forfeitures (if any)
resulting under Section 11.08, or from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund shall, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a pro rata basis or in such other reasonable manner as may be directed by the Employer and accepted by the Trustee.

ARTICLE 20. TRUST AGREEMENT.

20.01. ACCEPTANCE OF TRUST RESPONSIBILITIES. By executing the Adoption Agreement, the Employer establishes a trust to hold the assets of the Plan that are invested in Permissible Investments. By executing the Adoption Agreement, the Trustee agrees to accept the rights, duties and responsibilities set forth in this Article. If the Plan is an amendment and restatement of a prior plan, the Trustee shall have no liability for and no duty to inquire into the administration of the assets of the Plan for periods prior to the date such assets are transferred to the Trust.

20.02. ESTABLISHMENT OF TRUST FUND. A trust is hereby established under the Plan. The Trustee shall open and maintain a trust account for the Plan and, as part thereof, Accounts for such individuals as the Employer shall from time to time notify the Trustee are Participants in the Plan. The Trustee shall accept and hold in the Trust Fund such contributions on behalf of Participants as it may receive from time to time from the Employer. The Trust Fund shall be fully invested and reinvested in accordance with the applicable provisions of the Plan in Fund Shares or as otherwise provided in Section 20.10.

     The Trust is intended to qualify as a domestic trust in accordance with Code Section 7701(a)(30)(E) and any regulations issued thereunder. Accordingly, only United States persons (as defined in Code Section 7701(a)(30) may have the authority to control all substantial decisions regarding the Trust (including decisions to appoint, retain or replace the Trustee), unless the Plan filed a domestic trust election pursuant to Treasury Regulation Section 301.7701-7(f) or any subsequent guidance issued by the Internal Revenue Service, or except as otherwise provided in applicable regulation or legislation.

20.03. EXCLUSIVE BENEFIT. The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan. No assets of the Plan shall revert to the Employer except as specifically permitted by the terms of the Plan.

20.04. POWERS OF TRUSTEE. The Trustee shall have no discretion or authority with respect to the investment of the Trust Fund but shall act solely as a directed trustee of the funds contributed to it. In addition to and not in limitation of such powers as the Trustee has by law or under any other provisions of the Plan, the Trustee shall have the following powers, each of which the Trustee exercises solely as directed Trustee in accordance with the written direction of the Employer except to the extent a Plan asset is subject to Participant direction of



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investment and provided that no such power shall be exercised in any manner inconsistent with the provisions of ERISA:

     (a) to deal with all or any part of the Trust Fund and to invest all or a part of the Trust Fund in Permissible Investments, without regard to the law of any state regarding proper investment;

     (b) to transfer to and invest all or any part of the Trust in any collective investment trust which is then maintained by a bank or trust company (or any affiliate) and which is tax-exempt pursuant to Code Section 501(a) and Rev. Rul. 81-100; provided that such collective investment trust is a Permissible Investment; and provided, further, that the instrument establishing such collective investment trust, as amended from time to time, shall govern any investment therein, and is hereby made a part of the Plan and this Trust Agreement to the extent of such investment therein;

     (c) to retain uninvested such cash as it may deem necessary or advisable, without liability for interest thereon, for the administration of the Trust;

     (d) to sell, lease, convert, redeem, exchange, or otherwise dispose of all or any part of the assets constituting the Trust Fund;

     (e) to borrow funds from a bank or other financial institution not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion, provided that the cost of borrowing shall be allocated in a reasonable fashion to the Permissible Investment(s) in need of liquidity;

     (f) to enforce by suit or otherwise, or to waive, its rights on behalf of the Trust, and to defend claims asserted against it or the Trust, provided that the Trustee is indemnified to its satisfaction against liability and expenses;

     (g) to employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the Trust Fund or the assets thereof and to pay them reasonable compensation;

     (h) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

     (i) to oppose, or participate in and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

     (j) to apply for or purchase annuity contracts in accordance with Article
     14;

     (k) to hold securities unregistered, or to register them in its own name or in the name of nominees;

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     (1) to appoint custodians to hold investments within the jurisdiction of the district courts of the United States and to deposit securities with stock clearing corporations or depositories or similar organizations;

     (m) to make, execute, acknowledge and deliver any and all instruments that it deems necessary or appropriate to carry out the powers herein granted;

     (n) generally to exercise any of the powers of an owner with respect to all or any part of the Trust Fund; and

     (o) to take all such actions as may be necessary under the Trust Agreement, to the extent consistent with applicable law.

     The Employer specifically acknowledges and authorizes that affiliates of the Trustee may act as its agent in the performance of ministerial, nonfiduciary duties under the Trust. The expenses and compensation of such agent shall be paid by the Trustee.

     The Trustee shall provide the Employer with reasonable notice of any claim filed against the Plan or Trust or with regard to any related matter, or of any claim filed by the Trustee on behalf of the Plan or Trust or with regard to any related matter.

20.05. ACCOUNTS. The Trustee shall keep full accounts of all receipts and disbursements and other transactions hereunder. Within 120 days after the close of each Plan Year, within 90 days after termination of the Trust, and at such other times as may be appropriate, the Trustee shall determine the then net fair market value of the Trust Fund as of the close of the Plan Year, as of the termination of the Trust, or as of such other time, whichever is applicable, and shall render to the Employer and Administrator an account of its administration of the Trust during the period since the last such accounting, including all allocations made by it during such period.

20.06. APPROVAL OF ACCOUNTS. To the extent permitted by law, the written approval of any account by the Employer or Administrator shall be final and binding, as to all matters and transactions stated or shown therein, upon the Employer, Administrator, Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Employer or Administrator to notify the Trustee within six months after the receipt of any account of its objection to the account shall, to the extent permitted by law, be the equivalent of written approval. If the Employer or Administrator files any objections within such six month period with respect to any matters or transactions stated or shown in the account, and the Employer or Administrator and the Trustee cannot amicably settle the question raised by such objections, the Trustee shall have the right to have such questions settled by judicial proceedings. Nothing herein contained shall be construed so as to deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties shall be the Trustee, the Employer and the Administrator.



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20.07. DISTRIBUTION FROM TRUST FUND. The Trustee shall make such distributions from the Trust Fund as the Employer or Administrator may direct (in writing or such other medium as may be acceptable to the Trustee), consistent with the terms of the Plan and either for the exclusive benefit of Participants or their Beneficiaries, or for the payment of expenses of administering the Plan.

20.08. TRANSFER OF AMOUNTS FROM QUALIFIED PLAN. If amounts are to be transferred to the Plan from another qualified plan or trust under Code Section 401(a), such transfer shall be made in accordance with the provisions of the Plan and with such rules as may be established by the Trustee. The Trustee shall only accept assets which are in a medium proper for investment under this Trust Agreement or in cash, and that are accompanied in a timely manner, as agreed to by the Administrator and the Trustee, by instructions in writing (or such other medium as may be acceptable to the Trustee) showing separately the respective contributions by the prior employer and the transferring Employee, the records relating to such contributions, and identifying the assets attributable to such contributions. The Trustee shall hold such assets for investment in accordance with the provisions of this Trust Agreement.

20.09. TRANSFER OF ASSETS FROM TRUST. Subject to the provisions of the Plan, the Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of an Inactive Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.

20.10. SEPARATE TRUST OR FUND FOR EXISTING PLAN ASSETS. With the consent of the Trustee, the Employer may maintain a trust or fund (including a group annuity contract) under this prototype plan document separate from the Trust Fund for Plan assets purchased prior to the adoption of this prototype plan document which are not Permissible Investments listed in the Service Agreement. The Trustee shall have no authority and no responsibility for the Plan assets held in such separate trust or fund. The Employer shall be responsible for assuring that such separate trust or fund is maintained pursuant to a separate trust agreement signed by the Employer and the trustee. The duties and responsibilities of the trustee of a separate trust shall be provided by the separate trust agreement, between the Employer and the trustee.

     Notwithstanding the preceding paragraph, the Trustee or an affiliate of the Trustee may agree in writing to provide ministerial recordkeeping services for guaranteed investment contracts held in the separate trust or fund. The guaranteed investment contract(s) shall be valued as directed by the Employer or the trustee of the separate trust.



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     The trustee of the separate trust (hereafter referred to as "trustee")
shall be the owner of any insurance contract purchased prior to the adoption of this prototype plan document. The insurance contract(s) must provide that proceeds shall be payable to the trustee; provided, however, that the trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse shall be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article 14. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

     Any life insurance contracts held in the Trust Fund or in the separate trust are subject to the following limits:

     (a) Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are held, less than 1/2 of the aggregate employer contributions allocated to any Participant shall be used to pay the premiums attributable to them.

     (b) Term and universal life - No more than 1/4 of the aggregate employer contributions allocated to any participant shall be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

     (c) Combination - The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 1/4 of the aggregate employer contributions allocated to any Participant.

20.11. SELF-DIRECTED BROKERAGE OPTION. If one of the Permissible Investments under the Plan is the self-directed brokerage option, the Employer hereby directs the Trustee to use Fidelity Brokerage Services LLC, Member NYSE, SIPC or any of the Trustee's affiliates or subsidiaries (collectively, "FBS"), an affiliate of the Trustee, to purchase or sell individual securities for Participant Accounts in accordance with investment directions provided by such Participants. The provision of brokerage services by FBS shall be subject to the following:

     (a) The Trustee shall provide the Employer with an annual report which summarizes brokerage transactions and transaction-related charges incurred by the Plan.

     (b) Any successor organization of FBS, through reorganization, consolidation, merger, or otherwise, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

     (c) The Trustee and FBS shall continue to rely on this direction provision until notified to the contrary. The Employer reserves the right to terminate



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     this direction upon sixty (60) days written notice to FBS (or its successor) and the Trustee, and such termination shall also have the effect of terminating the self-directed brokerage option for the Plan.

     (d) The Trustee shall provide the Employer with a list of the types of securities that may not be purchased or held under this self-directed brokerage option. The Trustee shall provide the Employer with administrative procedures and fees governing investment in and withdrawals or exchanges from the self-directed brokerage option. The Trustee shall have no liability in the event a Participant purchases a restricted security.

     (e) Participants may authorize the use of an agent to have limited trading authority over assets in their Accounts invested under the self-directed brokerage option provided that the Participant completes and files with FBS a limited trading authorization and indemnification form in the form prescribed by FBS.

     (f) FBS shall provide all proxies and other shareholder materials to each Participant with such securities allocated to his or her Account under the self-directed brokerage option. The Participant shall have the authority to direct the exercise of all shareholder rights attributable to the securities allocated to his or her Account and it is intended that all such Participant directions shall be subject to ERISA Section 404(c). The Trustee shall not exercise any such shareholder rights in the absence of a direction from the Participant.

     (g) Self-directed brokerage accounts held under the Plan are subject to fees as more fully described in the related self-directed brokerage documents provided to the Employer. If there are insufficient funds to cover the self-directed brokerage account trades and expenses, a liquidation may be made to cover the debit balance and, in doing so, the Trustee shall not be deemed to have exercised any discretion.

20.12. EMPLOYER STOCK INVESTMENT OPTION. If one of the Permissible Investments is equity securities issued by the Employer or a Related Employer ("Employer Stock"), such Employer Stock must be publicly traded and "qualifying employer securities" within the meaning of Section 401(d)(5) of ERISA. Plan investments in Employer Stock shall be made via the Employer Stock Investment Fund (the "Stock Fund") which shall consist of either (i) the shares of Employer Stock held for each Participant who participates in the Stock Fund (a "Share Accounting Stock Fund"), or (ii) a combination of shares of Employer Stock and short-term liquid investments, consisting of mutual fund shares or commingled money market pool units as agreed to by the Employer and the Trustee, which are necessary to satisfy the Stock Fund's cash needs for transfers and payments (a "Unitized Stock Fund"). Dividends received by the Stock Fund are reinvested in additional shares of Employer Stock or, in the case of a Unitized Stock Fund, in short-term liquid investments. The determination of whether each Participant's interest in the Stock Fund is administered on a share-accounting or a unitized basis shall be determined by the Employer's election in the Service Agreement.



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In the case of a Unitized Stock Fund, such units shall represent a proportionate interest in all assets of the Unitized Stock Fund, which includes shares of Employer Stock, short-term investments, and at times, receivables for dividends and/or Employer Stock sold and payables for Employer Stock purchased. A net asset value per unit shall be determined daily for each cash unit outstanding of the Unitized Stock Fund. The return earned by the Unitized Stock Fund shall represent a combination of the dividends paid on the shares of Employer Stock held by the Unitized Stock Fund, gains or losses realized on sales of Employer Stock, appreciation or depreciation in the market price of those shares owned, and interest on the short-term investments held by the Unitized Stock Fund. A target range for the short-term liquid investments shall be maintained for the Unitized Stock Fund. The Named Fiduciary shall, after consultation with the Trustee, establish and communicate to the Trustee in writing such target range and a drift allowance for such short-term liquid investments. Such target range and drift allowance may be changed by the Named Fiduciary, after consultation with the Trustee, provided any such change is communicated to the Trustee in writing. The Trustee is responsible for ensuring that the actual short-term liquid investments held in the Unitized Stock Fund fall within the agreed upon target range over time, subject to the Trustee's ability to execute open-market trades in Employer Stock or to otherwise trade with the Employer.

     Investments in Employer Stock shall be subject to the following limitations:

     (a) Acquisition Limit. Pursuant to the Plan, the Trust may be invested in Employer Stock to the extent necessary to comply with investment directions under Section 8.02 of the Plan. Notwithstanding the foregoing, effective for Deferral Contributions made for Plan Years beginning on or after January 1, 1999, the portion of a Participant's Deferral Contributions that the Employer may require to be invested in Employer Stock for a Plan Year cannot exceed one percent of such Participant's Compensation for the Plan Year.

     (b) Fiduciary Duty of Named Fiduciary. The Administrator or any person designated by the Administrator as a named fiduciary under Section 19.01 (the "named fiduciary") shall continuously monitor the suitability under the fiduciary duty rules of ERISA Section 404(a)(1) (as modified by ERISA
     Section 404(a)(2)) of acquiring and holding Employer Stock. The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the directions of the named fiduciary with respect to the acquisition and holding of Employer Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of the Plan or this Trust Agreement.

     (c) Execution of Purchases and Sales. Purchases and sales of Employer Stock shall be made on the open market on the date on which the Trustee receives in good order all information and documentation necessary to accurately effect such purchases and sales or (i) if later, in the case of purchases, the date on which the Trustee has received a transfer of the funds necessary to make such purchases, (ii) as otherwise provided in the Service Agreement, or (iii)



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     as provided in Subsection (d) below. Such general rules shall not apply in the following circumstances:

          (1) If the Trustee is unable to determine the number of shares required to be purchased or sold on such day;

          (2) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

          (3) If the Trustee is prohibited by the Securities and Exchange Commission, the New York Stock Exchange, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

          In the event of the occurrence of the circumstances described in (1)
     (2), or (3) above, the Trustee shall purchase or sell such shares as soon as possible thereafter and, in the case of a Share Accounting Stock Fund, shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively.

     (d) Purchases and Sales from or to Employer. If directed by the Employer in writing prior to the trading date, the Trustee may purchase or sell Employer Stock from or to the Employer if the purchase or sale is for adequate consideration (within the meaning of ERISA Section 3(18)) and no commission is charged. If Employer contributions or contributions made by the Employer on behalf of the Participants under the Plan are to be invested in Employer Stock, the Employer may transfer Employer Stock in lieu of cash to the Trust. In such case, the shares of Employer Stock to be transferred to the Trust will be valued at a price that constitutes adequate consideration (within the meaning of ERISA Section 3(18)).

     (e) Use of Broker to Purchase Employer Stock. The Employer hereby directs the Trustee to use Fidelity Capital Markets, Inc., an affiliate of the Trustee, or any other affiliate or subsidiary of the Trustee (collectively, "Capital Markets"), to provide brokerage services in connection with all market purchases and sales of Employer Stock for the Stock Fund, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Employer direction, to seek expedited settlement of trades. The Trustee shall provide the Employer with the commission schedule for such transactions, a copy of Capital Markets' brokerage placement practices, and an annual report which summarizes all securities transaction-related charges incurred by the Plan. The following shall apply as well:

          (1) Any successor organization of Capital Markets through reorganization, consolidation, merger, or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this provision.



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          (2) The Trustee shall continue to rely on this Employer direction until notified to the contrary. The Employer reserves the right to terminate this authorization upon sixty (60) days written notice to Capital Markets (or its successor) and the Trustee and the Employer and the Trustee shall decide on a mutually-agreeable alternative procedure for handling brokerage transactions on behalf of the Stock Fund.

     (f) Securities Law Reports. The named fiduciary shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust's ownership of Employer Stock; including, without limitation, any reports required under Section 13 or 16 of the Securities Exchange Act of 1934 and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Employer Stock pending the filing of any report. The Trustee shall provide to the named fiduciary such information on the Trust's ownership of Employer Stock as the named fiduciary may reasonably request in order to comply with Federal or state securities laws.

     (g) Voting and Tender Offers. Notwithstanding any other provision of the Trust Agreement the provisions of this Subsection shall govern the voting and tendering of Employer Stock. For purposes of this Subsection, each Participant shall be designated as a named fiduciary under ERISA with respect to shares of Employer Stock that reflect that portion, if any, of the Participant's interest in the Stock Fund not acquired at the direction of the Participant in accordance with ERISA Section 404(c).

          The Employer, after consultation with the Trustee, shall provide and pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Employer Stock, except as required by law. The Trustee, after consultation with the Employer, shall prepare the necessary documents associated with the voting and tendering of Employer Stock, unless the Employer directs the Trustee not to do so.

          (1) Voting.

               (A) When the issuer of the Employer Stock prepares for any annual or special meeting, the Employer shall notify the Trustee thirty
               (30) days in advance of the intended record date and shall cause a copy of all proxy solicitation materials to be sent to the Trustee. If requested by the Trustee, the Employer shall certify to the Trustee that the aforementioned materials represent the same information that is distributed to shareholders of Employer Stock. Based on these materials the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the issuer of the Employer Stock, the Employer shall cause a copy of the notice and all proxy solicitation materials to be sent to each Participant with an interest in Employer Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the proportional interest in the



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               number of full and fractional shares of Employer Stock credited to the Participant's Sub-Accounts held in the Stock Fund. The Employer shall provide the Trustee with a copy of any materials provided to the Participants and shall (if the mailing is not handled by the Trustee) notify the Trustee that the materials have been mailed or otherwise sent to Participants.

               (B) Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of Employer Stock that is credited to his Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflects such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of Employer Stock shall be communicated in writing, or by such other means mutually acceptable to the Trustee and the Employer. These directions shall be held in confidence by the Trustee and shall not be divulged to the Employer, or any officer or employee thereof, or any other person, except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of Employer Stock that reflect the Participant's interest in the Stock Fund as directed by the Participant. The Trustee shall not vote shares of Employer Stock that reflect a Participant's interest in the Stock Fund for which the Trustee has received no direction from the Participant, except as required by law.

          (2) Tender Offers.

               (A) Upon commencement of a tender offer for any securities held in the Trust that are Employer Stock, the Employer shall timely notify the Trustee in advance of the intended tender date and shall cause a copy of all materials to be sent to the Trustee. The Employer shall certify to the Trustee that the aforementioned materials represent the same information distributed to shareholders of Employer Stock. Based on these materials, and after consultation with the Employer, the Trustee shall prepare a tender instruction form and shall provide a copy of all tender materials to be sent to each Participant with an interest in the Stock Fund, together with the foregoing tender instruction form, to be returned to the Trustee or its designee. The tender instruction form shall show the number of full and fractional shares of Employer Stock credited to the Participant's Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect the Participant's proportional interest in the Stock Fund (both vested and unvested). The Employer shall notify each Participant with an interest in such Employer Stock of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to the



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               Participant the tender materials and the tender instruction form described herein. The Employer shall provide the Trustee with a copy of any materials provided to the Participants and shall (if the mailing is not handled by the Trustee) notify the Trustee that the materials have been mailed or otherwise sent to Participants.

               (B) Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Employer Stock that are credited to his Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect such Participant's proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of Employer Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Employer under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Employer, or any officer or employee thereof, or any other person, except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Employer Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of Employer Stock that are credited to a Participant's Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect a Participant's proportional interest in the Stock Fund for which the Trustee has received no direction from the Participant.

               (C) A Participant who has directed the Trustee to tender some or all of the shares of Employer Stock that reflect the Participant's proportional interest in the Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of such tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

               (D) A direction by a Participant to the Trustee to tender shares of Employer Stock that reflect the Participant's proportional interest in the Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. If the Plan uses share accounting, the Trustee shall credit to the Participant's Account the proceeds received by the Trustee in exchange for the shares of Employer Stock tendered from the Participant's Account. If accounting is by units of participation, the Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the



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               shares of Employer Stock tendered from that interest. Pending receipt of direction (through the Administrator) from the Participant or the named fiduciary, as provided in the Plan, as to which of the remaining Permissible Investments the proceeds should be invested in, the Trustee shall invest the proceeds in the Permissible Investment specified for such purposes in the Service Agreement or, if no such Permissible Investment has been specified, the most conservative Permissible Investment designated by the Employer in the Service Agreement.

     (h) Shares Credited. If accounting with respect to the Stock Fund is by units of participation, then for all purposes of this Section 20.12, the number of shares of Employer Stock deemed "reflected" in a Participant's proportional interest shall be determined as of the last preceding valuation date. The trade date is the date the transaction is valued.

     (i) General. With respect to all rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Employer Stock credited to a Participant's Account or proportional interest in the Stock Fund, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the named fiduciary. The Trustee shall have no duty to solicit directions from Participants.

     (j) Conversion. All provisions in this Section 20.12 shall also apply to any securities received as a result of a conversion to Employer Stock.

20.13. VOTING; DELIVERY OF INFORMATION. The Trustee shall deliver, or cause to be executed and delivered, to the Employer or Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to securities held by the Trust or, if applicable, deliver these materials to the appropriate participant or the Beneficiary of a deceased Participant. The Trustee shall not vote any securities held by the Trust except in accordance with the instructions of the Employer, Participant, or the Beneficiary of the Participant if the Participant is deceased; provided, however, that the Trustee may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholders' meeting. The Trustee shall have no duty to solicit instructions from Participants, Beneficiaries, or the Employer.

20.14. COMPENSATION AND EXPENSES OF TRUSTEE. The Trustee's fee for performing its duties hereunder shall be such reasonable amounts as the Trustee may from time to time specify in the Service Agreement or any other written agreement with the Employer. Such fee, any taxes of any kind which may be levied or assessed upon or with respect to the Trust Fund, and any and all expenses, including without limitation legal fees and expenses of administrative and judicial proceedings, reasonably incurred by the Trustee in connection with its duties and responsibilities hereunder shall, unless some or all have been paid by said Employer, be paid either from forfeitures resulting under Section 11.08, or from



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the remaining Trust Fund and shall, unless allocable to the Accounts of particular Participants, be charged against the respective Accounts of all Participants, in such reasonable manner as the Trustee may determine.

20.15. RELIANCE BY TRUSTEE ON OTHER PERSONS. The Trustee may rely upon and act upon any writing from any person authorized by the Employer or the Administrator pursuant to the Service Agreement or any other written direction to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Employer or the Administrator or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. The Trustee need not inquire as to the basis in fact of any statement in writing received from the Employer or the Administrator.

     The Trustee shall be entitled to rely on the latest certificate it has received from the Employer or the Administrator as to any person or persons authorized to act for the Employer or the Administrator hereunder and to sign on behalf of the Employer or the Administrator any directions or instructions, until it receives from the Employer or the Administrator written notice that such authority has been revoked.

     Notwithstanding any provision contained herein, the Trustee shall be under no duty to take any action with respect to any Participant's Account (other than as specified herein) unless and until the Employer or the Administrator furnishes the Trustee with written instructions on a form acceptable to the Trustee, and the Trustee agrees thereto in writing. The Trustee shall not be liable for any action taken pursuant to the Employer's or the Administrator's written instructions (nor for the collection of contributions under the Plan, nor the purpose or propriety of any distribution made thereunder).

20.16. INDEMNIFICATION BY EMPLOYER. The Employer shall indemnify and save harmless the Trustee, and all affiliates, employees, agents and sub-contractors of the Trustee, from and against any and all liability or expense (including reasonable attorneys' fees) to which the Trustee, or such other individuals or entities, may be subjected by reason of any act or conduct being taken in the performance of any Plan-related duties, including those described in this Trust Agreement and the Service Agreement, unless such liability or expense results from the Trustee's, or such other individuals' or entities', negligence or willful misconduct.

20.17. CONSULTATION BY TRUSTEE WITH COUNSEL. The Trustee may consult with legal counsel (who may be but need not be counsel for the Employer or the Administrator) concerning any question which may arise with respect to its rights and duties under the Plan and Trust, and the opinion of such counsel shall, to the extent permitted by law, be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.



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20.18. PERSONS DEALING WITH THE TRUSTEE. No person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transactions.

20.19. RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may resign at any time by written notice to the Employer, which resignation shall be effective 60 days after delivery to the Employer. The Trustee may be removed by the Employer by written notice to the Trustee, which removal shall be effective 60 days after delivery to the Trustee or such shorter period as may be mutually agreed upon by the Employer and the Trustee.

     Except in the case of Plan termination, upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Any such successor trustee shall, upon written acceptance of his appointment, become vested with the estate, rights, powers, discretion, duties and obligations of the Trustee hereunder as if he had been originally named as Trustee in this Agreement.

     Upon resignation or removal of the Trustee, the Employer shall no longer participate in this prototype plan and shall be deemed to have adopted an individually designed plan. In such event, the Employer shall appoint a successor trustee within said GO-day period and the Trustee shall transfer the assets of the Trust to the successor trustee upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust shall be a qualified trust under the Code.

     The appointment of a successor trustee shall be accomplished by delivery to the Trustee of written notice that the Employer has appointed such successor trustee, and written acceptance of such appointment by the successor trustee. The Trustee may, upon transfer and delivery of the Trust Fund to a successor trustee, reserve such reasonable amount as it shall deem necessary to provide for its fees, compensation, costs and expenses, or for the payment of any other liabilities chargeable against the Trust Fund for which it may be liable. The Trustee shall not be liable for the acts or omissions of any successor trustee.

20.20. FISCAL YEAR OF THE TRUST. The fiscal year of the Trust shall coincide with the Plan Year.

20.21. DISCHARGE OF DUTIES BY FIDUCIARIES. The Trustee and the Employer and any other fiduciary shall discharge their duties under the Plan and this Trust Agreement solely in the interests of Participants and their Beneficiaries in accordance with the requirements of ERISA.

20.22. AMENDMENT. In accordance with provisions of the Plan, and subject to the limitations set forth therein, this Trust Agreement may be amended by an instrument in writing signed by the Employer and the Trustee. No amendment to this Trust Agreement shall divert any part of the Trust Fund to any purpose other than as provided in Section 20.03.


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20.23. PLAN TERMINATION. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, the Trustee shall make distributions to the Participants or other persons entitled to distributions as the Employer or Administrator directs in accordance with the provisions of the Plan. In the absence of such instructions and unless the Plan otherwise provides, the Trustee shall notify the Employer or Administrator of such situation and the Trustee shall be under no duty to make any distributions under the Plan until it receives written instructions from the Employer or Administrator. Upon the completion of such distributions, the Trust shall terminate, the Trustee shall be relieved from all liability under the Trust, and no Participant or other person shall have any claims thereunder, except as required by applicable law.

20.24. PERMITTED REVERSION OF FUNDS TO EMPLOYER. If it is determined by the Internal Revenue Service that the Plan does not initially qualify under Code
Section 401, all assets then held under the Plan shall be returned by the Trustee, as directed by the Administrator, to the Employer, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as may be prescribed by regulations. Such distribution shall be made within one year after the date the initial qualification is denied. Upon such distribution the Plan shall be considered to be rescinded and to be of no force or effect.

     Contributions under the Plan are conditioned upon their deductibility under Code Section 404. In the event the deduction of a contribution made by the Employer is disallowed under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

     Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

20.25. GOVERNING LAW. This Trust Agreement shall be construed, administered and enforced according to ERISA and, to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

     Nothing contained in Sections 20.04, 20.13 or 20.21 or this Section 20.25 shall be construed in a manner which subjects a governmental plan (as defined in Code Section 414 (d)) or a non-electing church plan (as described in Code
Section 410(d)) to the fiduciary provisions of Title I of ERISA.

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                                    ADDENDUM

IRS Model Amendment for Proposed Regulations Under Section 401(a)(9) of the Internal Revenue Code


               Distributions for Calendar Years Beginning on or After 2002. With respect to distributions under the Plan for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.



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                        THE CORPORATEPLAN FOR RETIREMENT(SM)
                                    ADDENDUM
          RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001
                                   ("EGTRRA")
                AMENDMENTS FOR FIDELITY BASIC PLAN DOCUMENT NO. 02


PREAMBLE

ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

1. Section 2.01(j), "Compensation," is hereby amended by adding the following paragraph to the end thereof:

               Notwithstanding anything herein to the contrary, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

2. Section 2.01(j), "Deferral Contribution," is hereby amended by replacing the period with a semicolon and adding the following to the end thereof:

               provided, however, that the term 'Deferral Contribution' shall exclude all catch-up contributions as described in Section 5.03(b)(1) for purposes of Matching Employer Contributions as described in Section 1.10 of the Adoption Agreement, unless otherwise elected by the Employer in Section (c) of the EGTRRA Amendments Addendum to the Adoption Agreement.

3.   Section 2.01(tt) "Rollover Contribution" is hereby amended as follows:

               'Rollover Contribution' means any distribution from an eligible retirement plan as defined in Section 5.06 that an Employee elects to contribute to the Plan in accordance with the terms of such Section 5.06.

4. The existing text of Section 5.03 is hereby redesignated as Section 5.03(a), and a new Section 5.03(b) is hereby added to read as follows

               (b)  CATCH-UP CONTRIBUTIONS.

                    (1) If elected by the Employer in Section (a) of the EGTRRA Amendments Addendum to the Adoption Agreement, all Participants who are eligible to make Deferral Contributions under the Plan and who are projected to attain age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section



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                         401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as
                         applicable, by reason of the making of such catch-up contributions.

                    (2) Unless otherwise elected by the Employer in Section (b) of the EGTRRA Amendments Addendum to the Adoption Agreement, if the Plan permits catch-up contributions, as described in paragraph (1) above on April 1, 2002, then, notwithstanding anything herein to the contrary, effective April 1, 2002, the limit on Deferral Contributions, as otherwise provided in Section 1.07(a)(1) (the "Plan Limit") shall be 60% of Compensation for the payroll period in question, provided, however, that this Section 5.03(b)(2) shall be inapplicable if the Plan's Section 1.01(g)(2)(B) Amendment Effective Date is after April 1,2002.

                    (3) In the event that the Plan Limit is changed during the Plan Year, for purposes of determining catch-up contributions for the Plan Year, as described in paragraph (1) above, the Plan Limit shall be determined pursuant to the time-weighted average method described in Proposed Income Tax Regulation Section 1.414(v)-1(b)(2)(i).

5. Section 5.06 is hereby amended to add the following paragraph to the end thereof:

               Unless otherwise elected by the Employer in Section (e) of the EGTRRA Amendments Addendum to the Adoption Agreement, the Plan will accept Participant Rollover Contributions and/or direct rollovers of distributions made after December 31, 2001 (including Rollover Contributions received by the Participant as a surviving spouse, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order), from the following types of plans:

               (a) a qualified plan described in Code Section 401(a) or 403(a), including after-tax employee contributions (provided, however, that any such after-tax employee contributions must be contributed in a direct rollover);

               (b) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions;

               (c) an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; and

               (d) Participant Rollover Contributions of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income, provided, however, that the Plan will in no event accept a rollover contribution consisting of nondeductible individual retirement account or annuity contributions.

6. The first paragraph of Section 6.02 is hereby amended by replacing the first sentence thereof with the following:

               In no event shall the amount of Deferral Contributions made under the Plan for a calendar year, when aggregated with the 'elective deferrals' made under any other plan maintained by the Employer or a Related Employer, exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year, except to the extent permitted under Section 5.03(b)(1) and Code Section 414(v), if applicable.

7. Section 6.08 is hereby amended by adding the following sentence to the end thereof:

               Notwithstanding anything herein to the contrary, the multiple use test described in Treasury Regulation Section 1.401(m)-2 and this
               Section 6.08 shall not apply for Plan Years beginning after December 31,2001.

8. Section 6.12 is hereby amended by adding a new subsection 6.12(e) thereto as follows:

               (e) Maximum Annual Additions for Limitation Years Beginning After December 31, 2001. Notwithstanding anything herein to the contrary, this subsection (e) shall be effective for Limitation Years beginning after December 31, 2001. Except to the extent permitted under Section 5.03(b)(1) and Code
                    Section 414(v),

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                    if applicable, the 'annual additions' that may be
                    contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                    (1) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                    (2) 100 percent of the Participant's compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year.

                    The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) that is otherwise treated as an 'annual addition'.

9. Section 9.04 is hereby amended by replacing the final period in the first paragraph with a semi-colon and adding the following to the end thereof:

               provided, however, that notwithstanding anything herein to the contrary, effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any 'owner-employee' or 'shareholder-employee' shall cease to apply.

10. Section 10.05(b)(2) is hereby amended by replacing the semicolon with a period and adding the following to the end thereof:

               Notwithstanding anything herein to the contrary, the rule in this
               Section 10.05(b)(2) shall be applied to a Participant who receives a distribution after December 31, 2001, on account of hardship, by substituting the phrase 'the 6-month period' for the phrase 'the 12-month period'.

11. Section 10.05(b)(4) is hereby amended by adding the following phrase to the beginning thereof:

               Effective for calendar years beginning before January 1, 2002, for a Participant who received a hardship distribution before January 1, 2001,

12. The existing text of Section 11.05 is hereby redesignated as Section 11.05(a), and a new Section 11.05(b) is hereby added to read as follows:

               (b) VESTING OF MATCHING EMPLOYER CONTRIBUTIONS. Notwithstanding anything herein to the contrary, the vesting schedule elected by the Employer in Section (d)(1) of the EGTRRA Amendments Addendum to the Adoption Agreement shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2001, except as otherwise elected by the Employer in Section
                    (d)(2) or Section (d)(3) of the EGTRRA Amendments Addendum to the Adoption Agreement. With respect to Participants covered by a collective bargaining agreement, the vesting schedule elected in Section (d)(1) of the EGTRRA Amendments Addendum to the Adoption Agreement shall take effect on a later date if so elected in Section (d)(2). If so elected in Section (d)(3) of the EGTRRA Amendments Addendum to the Adoption Agreement, the vesting schedule elected in Section
                    (d)(1) shall apply only to the accrued benefits derived from Matching Employer Contributions made with respect to Plan Years beginning after December 31, 2001 (or such later date as maybe provided in Section (d)(2) for Participants covered by a collective bargaining agreement).

13. The existing text of Section 12.01 is hereby redesignated as Section 12.01(a), current subsections (a), (b), and (c) thereof are redesignated as paragraphs (1), (2), and (3), respectively, and the first sentence thereof is replaced with the following:

               Subject to the application of Section 12.01(b), a Participant or his Beneficiary may not receive a distribution from his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, safe harbor Matching Employer Contributions or safe harbor Nonelective Employer Contributions Accounts earlier than upon the Participant's separation from service with the Employer and all Related Employers, death, or disability, except as otherwise provided in
               Article 10 or Section 12.04.



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14.  Section 12.01 is hereby amended by adding a new subsection (b) to the end thereof:

               (b) If elected by the Employer in Section (f) of the EGTRRA Amendments Addendum to the Adoption Agreement, notwithstanding subsection (a) of this Section 12.01, a Participant, or his Beneficiary, may receive a distribution after December 31, 2001 (or such later date as specified therein), from his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, safe harbor Matching Employer Contributions or safe harbor Nonelective Employer Contributions Accounts on account of the Participant's severance from employment occurring after the dates specified in Section
               (f) of the EGTRRA Amendments Addendum to the Adoption Agreement.

15. Section 13.04 is hereby amended by adding the following paragraph to the end thereof:

               Notwithstanding anything herein to the contrary, the following provisions shall apply to distributions made after December 31, 2001:

               (i) Modification of definition of eligible retirement plan. For purposes of this Section 13.04, an 'eligible retirement plan' shall also mean an annuity contract described in Code Section 403(b) and an eligible deferred compensation plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of 'eligible retirement plan' shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

               (ii) Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of this Section 13.04, any amount that is distributed on account of hardship shall not be an 'eligible rollover distribution' and the 'distributee' may not elect to have any portion of such a distribution paid directly to an 'eligible retirement plan.'

               (iii) Modification of definition of eligible rollover distribution to include after-tax Employee Contributions. For purposes of this Section 13.04, a portion of a distribution shall not fail to be an "eligible rollover distribution" merely because the portion consists of after-tax Employee Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code
                       Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

16. Article 15 is hereby amended by adding a new Section 15.08 at the end thereof as follows:

               15.08. MODIFICATION OF TOP-HEAVY PROVISIONS. Notwithstanding anything herein to the contrary, this Section 15.08 shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Section modifies the rules in this Article 15 of the Plan for Plan Years beginning after December 31, 2001.

               (a) Determination of top-heavy status.

                   (1) Key employee. Key employee means any Employee or former
               Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code
               Section 415(c)(3). The determination of who is a key employee will



                               (C) 2001 FMR Corp.

                              All rights reserved.

               be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                    (2) Determination of present values and amounts. This
               Section 15.08(a)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                       (A) Distributions during year ending on the determination
               date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code
               Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting the phrase "5-year period" for the phrase "1-year period."

                       (B) Employees not performing services during year ending
               on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

               (b) Minimum benefits.

                    (1) Matching contributions. Matching Employer Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Employer Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Employer Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

                    (2) Contributions under other plans. The Employer may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met).

               (c) Other Modifications. The top-heavy requirements of Code
               Section 416 and this Article 15 shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Employer Contributions with respect to which the requirements of Code
               Section 401(m)(11) are met.



                               (C) 2001 FMR Corp.

                              All rights reserved.

                                        5